This prospectus sets forth concisely the information about Scudder Latin America Fund, a series of Scudder International Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated March 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 4.

Scudder
Latin America
Fund

Prospectus
March 1, 1997


A pure no-load(TM) (no sales charges) mutual fund which seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Latin America Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)                     NONE
     Commissions to reinvest dividends                                     NONE
     Redemption fees                                                       NONE*
     Fees to exchange shares                                               NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributed its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1996.

     Investment management fee (after state imposed expense limitation)    1.25%
     12b-1 fees                                                            NONE
     Other expenses                                                        0.71%
                                                                           -----
     Total Fund operating expenses                                         1.96%
                                                                           =====
Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders.


     1 Year              3 Years             5 Years             10 Years
     ------              -------             -------             --------
      $20                  $62                 $106                $229


See "Fund organization -- Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information -- Redeeming shares."

Financial highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                               For the Period
                                                              Years Ended October 31,         December 8, 1992
                                                                                              (commencement of
                                                                                               operations) to
                                                                                                 October 31,
                                                       1996 (a)       1995           1994           1993
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period  ..........      $16.22       $24.44         $18.41         $12.00
 Income from investment operations:
 Net investment income (loss)....................         .25          .09           (.03)           .03
 Net realized and unrealized gain (loss) on
   investment transactions.......................        4.30        (7.62)          6.10           6.36
 Total from investment operations................        4.55        (7.53)          6.07           6.39
 Less distributions:
 From net investment income......................        (.15)          --             --             --
 In excess of net investment income..............          --           --           (.06)            --
 From net realized gains on investment
   transactions..................................          --         (.73)          (.06)            --
 Total distributions.............................        (.15)        (.73)          (.12)            --
 Redemption fees (Note A)........................         .01          .04            .08            .02
 Net asset value, end of period..................      $20.63       $16.22         $24.44         $18.41
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Total Return (%)................................       28.31       (30.96)         33.43          53.42(c)**

 Ratios and Supplemental Data
 Net assets, end of period ($ millions)..........         622           519           809            261
 Ratio of operating expenses, net to average
   daily net assets (%)..........................        1.96          2.08          2.01           2.00*
 Ratio of operating expenses before expense
   reductions, to average daily net assets (%)...        1.96          2.11          2.05           2.69*
Ratio of net investment income (loss) to average
  daily net assets (%)...........................        1.32           .52          (.20)           .44*
Portfolio turnover rate (%)......................        22.4          39.5          22.4            4.6*
Average commission rate paid (b).......................$.0001          $ --          $ --           $ --
(a)  Based on monthly average of shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c)  Total return does not reflect the effect of the applicable redemption fees.
*    Annualized
**   Not annualized

A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce

Scudder Latin America Fund

Investment objective
o long-term capital appreciation through investment primarily in the securities of Latin American issuers

Investment characteristics

o convenient, low-cost access to emerging investment opportunities in Latin America
o professional management of a broad range of equity securities, debt securities and other investments in a rapidly growing region of the world
o    above-average investment risk

Contents


Investment objective and policies .........................................  5
Why invest in the Fund? ...................................................  7
Latin American investment experience ......................................  7
Additional information about policies
  and investments ........................................................   7
Distribution and performance information .................................  12
Fund organization ......................................................... 13
Purchases ................................................................. 14
Exchanges and redemptions ................................................. 15
Transaction information ................................................... 16
Shareholder benefits ...................................................... 20
Directors and Officers .................................................... 23
Investment products and services .......................................... 24
How to contact Scudder .................................................... 25

Investment objective and policies

Scudder Latin America Fund (the "Fund"), a non-diversified series of Scudder International Fund, Inc., seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time.

The Fund involves above-average investment risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. For purposes of this prospectus, Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.

Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Peru. In the opinion of the Adviser, these five countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's ("S&P"). For more information about the debt securities in which the Fund may invest, including risks, please see "Additional information about policies and investments."

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Adviser seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, debt-equity ratios or dividend history of portfolio companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including?: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. In addition, to provide for redemptions or distributions, the Fund may borrow from banks in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities and repurchase agreements and may engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

Why invest in the Fund?

The Fund seeks to take advantage of evolving economic and political trends in Latin America. These trends are largely a result of efforts by Latin American governments to institute democratic and market-oriented economic reforms.

Although the pace and success in accomplishing these objectives vary significantly throughout Latin America, there has been a general trend in recent years towards reducing government's role in economic affairs and creating a business environment conducive to investment and growth. To take better advantage of Latin America's abundant natural resources and other strengths, many countries in the region have established policies to control inflation, reduce government deficits and external debt, stabilize currency exchange rates, reduce taxes and interest rates, and modernize and open securities markets. Governments have also privatized state-owned enterprises, including telephone companies, utilities, banks, petrochemical concerns and railroads, and are beginning to invest heavily in infrastructure, which is necessary for a strong economy. In some Latin American countries these initiatives have already led to more stable economic conditions, stronger economic growth, reduction of capital outflows, and increased interest by foreign investors in Latin America, all of which have helped boost capital market returns in recent years.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U.S. issuers. However, for investors who can accept the risks of Latin American investing and have a long-term investment horizon, the Fund offers the potential for substantial capital appreciation over time. See "Additional information about policies and investments--Risk factors."

The Fund is the first pure no-load fund to invest in Latin America. In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Latin American investment experience

The Adviser has been active in international investment for over 40 years. The Adviser manages a number of offshore and U.S. investment companies that invest in all or select regions of Latin America, including three closed-end funds trading on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., and The Latin America Dollar Income Fund, Inc.

Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.


The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.


A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

Loan participations and assignments

The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

When investing in a participation, the Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender.

Loan participations and assignments may be illiquid. Please refer to "Risk factors--Illiquid investments" for more information.

When-issued securities

The Fund may purchase equity and debt securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Convertible securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible securities.

Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk factors--Repurchase agreements" for more information.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Non-diversified investment company. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Investing in Latin America. The Adviser believes that investment opportunities may result from recent trends in Latin America encouraging greater market orientation and less governmental intervention in economic affairs. Investors, however, should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Most Latin American countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The limited size of many Latin American securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of securities.

The portion of the Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years. As such, direct investments in Chile will be limited by the Fund's nonfundamental policy of not investing more than 10% of total assets in securities which are not readily marketable.

Foreign securities. Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the income from securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

The Fund invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Fund's Latin American currency risk through hedging. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Convertible securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Debt securities. The Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P, which may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Borrowing. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of federal excise tax, although an additional distribution may be made if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income.

Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, and the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.

Fund organization

Scudder Latin America Fund is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in July 1975.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

The Fund pays the Adviser an annual fee of 1.25% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than that charged by many funds which invest primarily in U.S. securities but not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc., is located at 345 Park Avenue, New York, New
York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.
(continued on page 16)

Purchases

Opening              Minimum initial investment: $2,500; IRAs $1,000
an account           Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

Make checks          o  By Mail              Send your completed and signed application and check
payable to "The
Scudder Funds."


                                             by regular mail to:        or            by express, registered,
                                                                                      or certified mail to:

                                             The Scudder Funds                        Scudder Shareholder Service
                                             P.O. Box 2291                            Center
                                             Boston, MA                               42 Longwater Drive
                                             02107-2291                               Norwell, MA
                                                                                      02061-1612

                     o  By  Wire             Please  see   Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire  transfer  number.
                                             Then  call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
-------------------------------------------------------------------------------------------------------------------------
Purchasing          Minimum additional investment: $100; IRAs $50
additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                    See appropriate plan literature.


Make checks         o  By Mail               Send a check with a Scudder investment  slip, or
payable to "The                              with a letter of instruction including your account number and the
Scudder Funds."                              complete Fund name, to the appropriate address listed above.


                     o  By Wire              Please see Transaction information--Purchasing shares-- By wire for details, including the ABA
                                             wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares-- By
                                             AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular  basis
                        Investment Plan      through automatic deductions from your bank checking account.
                        ($50 minimum)        Please call 1-800-225-5163 for more information and an enrollment form.
--------------------------------------------------------------------------------------------------------------------------

Exchanges and redemptions
--------------------------------------------------------------------------------

Exchanging    Minimum investments:    $2,500 to establish a new account;
shares                                $100 to exchange among existing accounts

                   o  By Telephone    To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o  By Mail         Print or type your instructions and include:
                      or Fax            - the name of the Fund and the account number you are exchanging from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to exchange;
                                        - the name of the Fund you are exchanging into;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------
Redeeming          o  By Telephone    To  speak  with a service representative, call 1-800-225-5163  from
shares                                8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated Information
                                      Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o  By Mail         Send your instructions for redemption to the appropriate address or fax number
                      or Fax          above and include:
                                        - the name of the Fund and account number you are redeeming  from;
                                        - your name(s) and address as they  appear on your account;
                                        - the dollar amount or number of shares you wish to  redeem;
                                        - your  signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      A  signature  guarantee  is  required  for redemptions over $100,000.
                                      See Transaction information--Redeeming shares.

                   o By  Automatic    You may arrange to receive automatic cash payments periodically.
                     Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                     Plan


(continued from page 13)

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested,

-- the account number of the fund, and

-- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.


If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.


By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder

Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Latin America Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has ten years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program


If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser, and a subsidiary of Scudder, Stevens & Clark, Inc., combines the benefits of a customized portfolio of pure no-load(TM) Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon Scudder, Stevens & Clark's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.

o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans. The Scudder Keogh charges you no annual custodial fee.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Directors and Officers

Daniel Pierce*
  Chairman of the Board and Director

Nicholas Bratt*
  President and Director

Paul Bancroft III
  Director; Venture Capitalist and Consultant

Thomas J. Devine
  Director; Consultant

Keith R. Fox
  Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
  Director; Consultant

Dudley H. Ladd*
  Director

William H. Luers
  Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
  Director; Consultant

Kathryn L. Quirk*
  Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
  Director; Professor Emeritus of Accounting,
  Columbia University Graduate School of Business

Robert W. Lear
  Honorary Director; Executive-in-Residence,
  Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
  Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
  Vice President

Joyce E. Cornell*
  Vice President

Carol L. Franklin*
  Vice President

Edmund B. Games, Jr.*
  Vice President

Jerard K. Hartman*
  Vice President

Thomas W. Joseph*
  Vice President

Thomas F. McDonough*
  Vice President and Secretary

Pamela A. McGrath*
  Vice President and Treasurer

David S. Lee*
  Vice President and Assistant Treasurer

Edward J. O'Connell*
  Vice President and Assistant Treasurer

Richard W. Desmond*
  Assistant Secretary

* Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value  Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

----------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:

     For existing account service and transactions
          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
          Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions
          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

     To receive information about this discount brokerage service and to obtain an application
          Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

     To receive information about this mutual fund portfolio guidance and management program
          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Funds Center:

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

     Boca Raton          Chicago        San Francisco
     Boston              New York

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
----------

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--Member NASD/SIPC.

This prospectus sets forth concisely the information about Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.


If you require more detailed information, a Statement of Additional Information dated March 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 4.


Scudder
Pacific Opportunities
Fund


Prospectus
March 1, 1997



A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

Expense information

How to compare a Scudder pure  no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Pacific Opportunities Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in the Fund for various transactions.

     Sales commissions  to  purchase  shares  (sales  load)            NONE

     Commissions  to  reinvest dividends                               NONE

     Redemption fees                                                   NONE*

     Fees to exchange shares                                           NONE


2) Annual Fund operating expenses: Expenses paid by the Fund before it distributed its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1996.

     Investment management fee                                         1.10%

     12b-1 fees                                                        NONE

     Other expenses                                                    0.65%
                                                                       -----
     Total Fund operating expenses                                     1.75%

                                                                       =====
 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

            1 Year            3 Years             5 Years            10 Years
            ------            -------             -------            --------
             $18                $55                 $95                $206

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

Financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                                                                                      For the Period
                                                                                                     December 8, 1992
                                                                                                     (commencement of
                                                                                                      operations) to
                                                                Years Ended October 31,                October 31,
                                                        1996(a)          1995            1994              1993
  -------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $15.59         $17.57          $16.21            $12.00
                                                         ------------------------------------------------------------
  Income from investment operations:
  Net investment income (loss)                              .02            .10             .04              .04
  Net realized and unrealized gain (loss) on                .42         (1.98)            1.41             4.17
     investment transactions
                                                         ------------------------------------------------------------
  Total from investment operations                          .44         (1.88)            1.45             4.21
                                                         ------------------------------------------------------------

  Less distributions from:
  Net investment income                                   (.10)          (.10)           (.08)               --
  Net realized gains on investment transactions              --             --           (.01)               --
                                                         ------------------------------------------------------------
  Total distributions                                     (.10)          (.10)           (.09)               --
                                                         ------------------------------------------------------------
                                                         ------------------------------------------------------------
  Net asset value, end of period                         $15.93         $15.59          $17.57            $16.21
  -------------------------------------------------------------------------------------------------------------------
  Total Return (%)                                         2.76        (10.73)            8.97          35.08**
  Ratios and Supplemental Data
  Net assets, end of period ($ millions)                    329            384             499              270
  Ratio of operating expenses, net to average daily        1.75           1.74            1.81            1.75*
     net
     assets (%)
  Ratio of operating expenses before expense               1.75           1.74            1.81            2.90*
     reductions,
     to average daily net assets (%)
  Ratio of net investment income (loss) to average          .12            .65             .28            1.41*
     daily net assets (%)
  Portfolio turnover rate (%)                              95.4           64.0            38.5             9.9*
  Average commission rate paid (b)                       $.0148         $   --          $   --            $  --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

*    Annualized

**   Not annualized

A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce

Scudder Pacific Opportunities Fund

     Investment objective

o long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan

     Investment characteristics

o    convenient,  low-cost  access to  investment  opportunities  in the Pacific
     Basin

o participation in a professionally managed portfolio of securities in a region of the world that few investors have the time, resources or experience to research

o    increased international  diversification daily liquidity at net asset value


o    above-average investment risk


Contents

Investment objective and policies.............5
Why invest in the Fund?.......................6
International investment experience...........7
Additional information about policies
   and investments............................7
Distribution and performance information.....10
Fund organization............................11
Purchases....................................12
Exchanges and redemptions....................13
Transaction information......................14
Shareholder benefits.........................18
Directors and Officers.......................21
Investment products and services.............22
How to contact Scudder.......................23

Investment objective and policies

Scudder Pacific Opportunities Fund (the "Fund"), a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund's investment program focuses on the smaller, emerging markets in this region of the world. The Fund is appropriate for no-load investors seeking to benefit from economic growth in the Pacific Basin, but who do not want direct exposure to the Japanese market. An investment in the Fund entails above-average investment risk.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan--the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund defines securities of Pacific Basin companies as follows:

o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market.

The Fund may invest up to 35% of its total assets in foreign and domestic debt securities if the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser") determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA or A by Standard & Poor's ("S&P") or, if unrated, of equivalent quality as determined by the Adviser. Should the rating of a security in the Fund's portfolio be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Adviser seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities and convertible securities and may engage in strategic transactions. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Adviser deems such a position advisable in light of economic or market conditions. More information about investment techniques is provided under "Additional information about policies and investments."

Investment strategy

The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. market capitalization.

The Adviser evaluates investments for the Fund from both a macroeconomic and a microeconomic perspective, using extensive field research. Macroeconomic research includes a study of the economic fundamentals of each country and an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and sectors most likely to benefit from the political, social and economic changes taking place across the Pacific Basin. Microeconomic analysis identifies individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies.

Why invest in the Fund?


The Fund is designed for investors wishing to participate in the investment opportunities afforded by the smaller, emerging markets in the Pacific Basin. The Adviser believes that the economies of the Pacific Basin will continue to have among the world's fastest rates of economic growth over the next decade. These economies are generally characterized by large, hard-working labor pools, a well-educated and growing middle class and high savings rates. They are benefiting from rapid growth of intra-regional trade, one of the most important economic developments in this part of the world in recent years, and a high level of infrastructure development. Many companies in the Pacific Basin are experiencing rising productivity and profit growth due to increased focus on higher value added, more profitable product lines and enhanced capital investment in technology. In addition, governments are opening capital markets to foreign investors region-wide. This combination of factors is attracting foreign capital to the region and fueling growth that is presently more rapid than that of Japan, the U.S. and other more developed countries. As a result, the stock markets in many of these countries have, in recent years, outperformed our own.

The Fund involves above-average risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may increase the investor's portfolio diversification, and moderate overall portfolio risk.

Investing directly in foreign securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping and convert profits from foreign currencies to U.S. dollars. The Fund manages these tasks for the investor. The Adviser has had long experience in dealing in foreign markets and believes the Fund affords a convenient and cost-effective method of investing in the more dynamic, developing countries in the Pacific Basin region. See "Additional information about policies and investments--Risk factors."

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

International investment experience

The Adviser, a leader in international investment management, has been investing in the Pacific Basin for over 35 years. The Adviser manages a number of offshore and U.S. investment companies that invest in all or select regions of the Pacific Basin, including two closed-end funds that trade on the New York Stock
Exchange: Scudder New Asia Fund, Inc. and The Korea Fund, Inc. The Adviser also manages The Japan Fund, Inc., an open-end investment company investing primarily in securities of Japanese companies.

Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.


The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.


A complete description of these and other policies and restrictions is contained under "The Fund's Investment Objective and Policies" in the Fund's Statement of Additional Information.

When-issued securities

The Fund may purchase equity and debt securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Convertible securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible securities.


Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. Please see "Risk factors--Repurchase agreements" for more information.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Fund's  portfolio,  or  to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Non-diversified investment company. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Investing in the Pacific Basin. The Fund is susceptible to political and economic factors affecting issuers in Pacific Basin countries. Although the Fund will not invest in Japanese companies, some Pacific Basin economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the countries of the Pacific Basin are developing both economically and politically. Pacific Basin countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Pacific Basin countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Pacific Basin countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Basin may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Foreign securities. Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the income and gains from securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

Convertible securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the security.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of federal excise tax, although an additional distribution may be made if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, and the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in additional shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.

Fund organization

Scudder Pacific Opportunities Fund is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in July 1975.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

The Fund pays the Adviser an annual fee of 1.10% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than

(Continued on page 14)


Purchases
 -----------------------------------------------------------------------------------------------------------------------
 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account
                     Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."

                                                 by regular mail to:        or            by express, registered,
                                                                                          or certified mail to:

                                                 The Scudder Funds                        Scudder Shareholder Service
                                                 P.O. Box 2291                            Center
                                                 Boston, MA                               42 Longwater Drive
                                                 02107-2291                               Norwell, MA
                                                                                          02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By  wire for details, including the ABA wire transfer number.
                                             Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center
                                             locations are listed under Shareholder benefits.

 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares
                     Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a
 payable to "The                             letter of instruction including your account number and the
 Scudder Funds."                             complete Fund name, to  the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic deductions from your bank checking
                        ($50 minimum)        account. Please call 1-800-225-5163 for more information and an enrollment form.



Exchanges and redemptions
-----------------------------------------------------------------------------------------------------------------------

Exchanging shares  Minimum investments:  $2,500 to establish a new account;
                                         $100 to exchange among existing accounts

                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into;
                                        -   your signature(s) as it appears on your account; and
                                        -   a daytime telephone number.

                                      Send your instructions
                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your  address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.



                                      A signature guarantee is required for redemptions over $100,000.
                                      See Transaction information--Redeeming shares.



                   o By Automatic    You may arrange to receive automatic cash payments periodically.
                     Withdrawal      Call  1-800-225-5163 for more information and an enrollment form.
                     Plan

(Continued from page 11)

that charged by many funds which invest primarily in U.S. securities but not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc., is located at
345 Park Avenue, New York, New York.

Transfer agent

Scudder Service Corporation,  P.O. Box 2291, Boston, Massachusetts 02107-2291, a
subsidiary  of  the  Adviser,  is  the  transfer,   shareholder   servicing  and
dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund.

Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day.

Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.


If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.


By exchange. Your new account will have the same registration and address as your existing account.

The  exchange  requirements  for  corporations,  other  organizations,   trusts,
fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).


Purchase restrictions


Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team  approach to investing

Scudder Pacific Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan joined Scudder in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Co-Lead Portfolio Manager Theresa Gusman joined the team in 1997 and shares responsibility with Ms. Allan in the Fund's day-to-day management and investment strategies. Ms. Gusman joined Scudder in 1995 and has 13 years of experience in pacific basin investments. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.


Personal  Counsel(SM)  -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser, and a subsidiary of Scudder, Stevens & Clark, Inc., combines the benefits of a customized portfolio of pure no-load(TM) Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon Scudder, Stevens & Clark's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.


Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.


o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.


o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.


o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans. The Scudder Keogh charges you no annual custodial fee.


o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.


o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.


o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.


Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.


The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Directors and Officers

Daniel Pierce*
    Chairman of the Board and Director

Nicholas Bratt*
    President and Director

Paul Bancroft III
    Director; Venture Capitalist and Consultant

Thomas J. Devine
    Director; Consultant

Keith R. Fox
    Director; President, Exeter Capital
    Management Corporation

William H. Gleysteen, Jr.
    Director; Consultant

Dudley H. Ladd*
    Director

William H. Luers
    Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
    Director; Consultant

Kathryn L. Quirk*
    Director, Vice President and Assistant
    Secretary

Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting,
    Columbia University Graduate School of Business

Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
    Vice President

Joyce E. Cornell*
    Vice President

Carol L. Franklin*
    Vice President

Edmund B. Games, Jr.*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

David S. Lee*
    Vice President and Assistant Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Richard W. Desmond*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited
    Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund


Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)



Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:

     For existing account service and transactions
          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
          Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions
          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com
          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:


     To receive information about this discount brokerage service and to obtain an application
            Scudder Brokerage Services* -- 1-800-700-0820


Personal Counsel(SM) -- A Managed Fund Portfolio Program:
     To receive information about this mutual fund portfolio guidance and management program Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Funds Center:

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco
                   Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


*    Scudder  Brokerage  Services,   Inc.,  42  Longwater  Drive,   Norwell,  MA
     02061--Member NASD/SIPC.

This prospectus sets forth concisely the information about Scudder Greater Europe Growth Fund, a series of Scudder International Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.


If you require more detailed information, a Statement of Additional Information dated March 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.


Scudder
Greater Europe Growth Fund


Prospectus
March 1, 1997


A pure no-load(TM) (no sales charges) mutual fund seeking long-term growth of capital through investments primarily in the equity securities of European companies.

Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Greater Europe Growth Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)               NONE

     Commissions to reinvest dividends                               NONE

     Redemption fees                                                 NONE*

     Fees to exchange shares                                         NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1996.

     Investment management fee                                      1.00%

     12b-1 fees                                                      NONE

     Other expenses                                                 0.97%
                                                                    -----
     Total Fund operating expenses                                  1.97%**
                                                                    =====
Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

      1 Year             3 Years              5 Years             10 Years
      ------             -------              -------             --------
        $20                $62                  $106                $230

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** Until February 28, 1997, the Adviser waived a portion of its investment management fee to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.50% of average daily net assets. Expenses shown above are restated to reflect what the Fund would have paid during the fiscal year ended October 31, 1996 absent such waiver.

Financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                     For the Period
                                                                                    October 10, 1994
                                                                                    (commencement of
                                                                                     operations) to
                                                       Years Ended October 31,        October 31,
                                                       1996 (a)         1995              1994
  ----------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........       $13.99         $12.18            $12.00
                                                   ---------------------------------------------------
Income from investment operations:
Net investment income..........................          .13            .13               .01
Net realized and unrealized gain on investment
   transactions................................         3.33           1.70               .17
                                                   ---------------------------------------------------
Total from investment operations...............         3.46           1.83               .18
                                                   ---------------------------------------------------
Less distributions from:
Net investment income..........................         (.11)          (.02)               --
Net realized gains on investment transactions..         (.14)            --                --
                                                   ---------------------------------------------------
Total distributions............................         (.25)          (.02)               --
                                                   ---------------------------------------------------
Net asset value, end of period.................        $17.20         $13.99           $12.18
------------------------------------------------------------------------------------------------------
Total Return (%) (b)...........................         25.11          15.06             1.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions).........           120             41                8
Ratio of operating expenses, net to average
   daily net assets (%)........................          1.50           1.50             1.50*
Ratio of operating expenses before expense
   reductions, to average daily net assets (%).          1.97           2.74            11.46*
Ratio of net investment income to average daily
   net assets (%)..............................           .82           1.25             2.40*
Portfolio turnover rate (%)....................          39.0           27.9               --
Average commission rate paid (c)...............        $.0509         $   --           $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Total returns would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*    Annualized
**   Not annualized

A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce

Scudder Greater Europe Growth Fund

Investment objective

o long-term growth of capital through investments primarily in the equity securities of European companies

Investment characteristics

o focus on well-managed companies standing to benefit from economic growth and changes underway in Europe

o actively managed by Scudder, Stevens & Clark, Inc., an investment adviser with over 35 years of experience investing in Europe

o a pure no-load(TM) fund: no sales charges, redemption fees, or annual 12b-1 payments


Contents

Investment objective and policies................5
Why invest in the Fund?..........................6
International investment experience..............7
Additional information about policies
   and investments...............................7
Risk considerations..............................9
Distribution and performance information........11
Purchases.......................................12
Exchanges and redemptions.......................13
Fund organization...............................14
Transaction information.........................15
Shareholder benefits............................19
Directors and Officers..........................22
Investment products and services................23
How to contact Scudder..................Back cover

Investment objective and policies

Scudder Greater Europe Growth Fund (the "Fund"), a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities.

Greater Europe includes both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. Within this diverse area, the Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Community, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region of the world.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies. The Fund defines a European company as follows:

o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund expects the majority of its equity assets to be in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser").

The Fund intends to allocate its investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund's equity investments are common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be restricted securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market. In addition, the Fund may engage in strategic transactions.

The Fund may invest, under normal market conditions, up to 20% of its total assets in

European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P"). See "Risk considerations - Debt securities".

The Fund may invest in when-issued securities and convertible securities and may enter into repurchase agreements. The Fund may also invest in closed-end investment companies that invest primarily in Europe.

The Fund does not expect to borrow for investment purposes.

When, in the opinion of the Adviser, market conditions warrant, the Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. More information about investment techniques is provided under "Additional information about policies and investments."

Investment strategy

The Adviser will conduct regional, country, industry and company analysis in search of investments likely to benefit from economic, political, industrial and other changes occurring across Europe. In investigating these four areas, the Adviser relies heavily on fundamental analysis supplemented by field research.

Regional and country analysis involves evaluating such factors as projected levels of economic growth, changes in interest rates and inflation, trade patterns, fluctuations in currencies and political developments within and among nations. Along with this macroeconomic analysis, the Adviser weighs the prospects for individual industries and companies. The focus will be on looking for companies with strong management teams, solid finances, leading products, franchises or technologies, and market strategies well positioned to benefit from growth and developments in the region.

Why invest in the Fund?

The goal of Scudder Greater Europe Growth Fund is to provide investors with long-term growth of capital by participating in investments, primarily in the form of equity securities, located throughout Greater Europe, which encompasses both the industrialized nations of Western Europe and the less wealthy or developed markets in Southern and Eastern Europe. Greater Europe is a region of more than 3.8 million square miles, 800 million consumers, and has a total wealth unsurpassed by any other continent. While this region is diverse in culture, politics and industrial development, it is taking steps to promote greater economic integration and cooperation.

In selecting investments for the Fund, the Adviser seeks out well-managed companies, both large multinationals and smaller local firms, standing to benefit from structural and cyclical changes now underway in Europe. Economic growth transformation and renewal are taking place in different areas and different ways including: a trend toward privatizations and corporate restructurings; deregulation and modernization of securities markets; reduction in trade barriers and currency restrictions; global expansion by major European companies of both exports and production; steps toward the broadening of the

European Community; economic reform and modernization of the former communist countries of Eastern Europe; expected further growth of an already large middle class and a general increase in consumer confidence; and anticipated labor market restructurings. The Adviser believes that active management, based on disciplined fundamental research, will yield promising investment opportunities for long-term capital appreciation.

The Fund seeks to provide appreciation over time with average international equity fund risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. While the Fund entails stock market and other risks, movements in its share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may increase the investor's portfolio diversification, and thus may moderate overall portfolio risk.

The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the German deutschemark, for example, the dollar value of a German stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the deutschemark, the dollar value of the German stock will fall. Investing directly in foreign securities is usually impractical for individual investors. Investors frequently find it difficult and expensive to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping and convert profits from foreign currencies to U.S. dollars. The Fund manages these tasks for the investor. The Adviser has had long experience in dealing in foreign markets and believes the Fund affords a convenient and cost-effective method of investing in the European markets. See "Risk considerations."

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

International investment experience


The Adviser, a leader in international investment management, has been investing in Europe for over 35 years. In 1953, the Adviser introduced the first foreign investment company registered with the United States Securities and Exchange Commission, Scudder International Fund. As of December 31, 1996, the Adviser was responsible for managing more than $22 billion of foreign securities, including approximately $10 billion in Europe.


The Adviser also manages a number of offshore and U.S. investment companies that can invest in all or select regions of Europe, including two closed-end funds:
Scudder New Europe Fund, Inc. and The First Iberian Fund, Inc. The Adviser maintains an office in London with various contacts there and elsewhere in Europe.

Additional information about policies and investments

Investment restrictions


The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

A complete description of these and other policies and restrictions is contained
under   "Investment   Restrictions"   in  the  Fund's  Statement  of  Additional
Information.

When-issued  securities

The Fund may purchase equity and debt securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Convertible  securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible securities.


Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Repurchase  agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk considerations--Repurchase agreements" for more information.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivatives contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Fund's  portfolio,  or  to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk considerations--Strategic Transactions and derivatives" for more information.


Risk considerations


The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Non-diversified investment company. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Investing in Europe. The Fund's performance is susceptible to political, social and economic factors affecting issuers in European countries. Such factors may include, but are not limited to: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

Eastern European countries and certain Southern European countries are considered to be emerging markets. Securities traded in certain emerging European markets may be subject to additional risks due to political and economic reforms including efforts to decentralize the economic decision-making process and move toward a market-oriented economy. Additionally, the inexperience of financial intermediaries, lack of modern technology and the possibility of permanent or temporary termination of trading of securities may affect the Fund's performance. To the extent that the Fund purchases equity securities of smaller companies, such securities may experience greater volatility and have limited liquidity.

Former communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunity.

Although the governments of certain  Eastern  European  countries  currently are implementing or considering reforms directed at political and economic liberalization, there can be no assurance that these reforms will continue or achieve their goals.

Currency movements. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Should the U.S. dollar appreciate against foreign currencies, then the value of the Fund's securities holdings would depreciate, all other things being equal. If the reverse is true, then the Fund's holdings would appreciate in value.

Foreign securities. Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the income from securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Convertible securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Debt securities. The Fund may invest up to 20% of its total assets in debt securities which are unrated, rated or the equivalent of those rated below investment-grade. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund may invest in securities rated C by Moody's or D by S&P, which may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. The trading market for lower-grade securities is generally less liquid than for higher rated securities and the Fund may have difficulty disposing of these securities at the time it wishes to.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Strategic Transactions and derivatives. Strategic Transactions, including derivatives contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss (Continued on page 14)

Purchases

 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

                     o  By Mail              Send your completed and signed application and check
 Make checks
 payable to "The
 Scudder Funds."                                 by regular mail to:        or            by express, registered,
                                                                                          or certified mail to:

                                                 The Scudder Funds                        Scudder Shareholder
                                                 P.O. Box 2291                            Service Center
                                                 Boston, MA                               42 Longwater Drive
                                                 02107-2291                               Norwell, MA
                                                                                          02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.
                                             Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center
                                             locations are listed under Shareholder benefits.
-----------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
 shares              See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete
 to Scudder Funds."                          Fund name, the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic deductions from your bank checking
                        ($50 minimum)        account. Please call 1-800-225-5163 for more information and an enrollment form.



Exchanges and redemptions

Exchanging     Minimum investments:  $2,500 to establish a new account;
shares                               $100 to exchange among existing accounts

               o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                  8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                  Information Line, call 1-800-343-2890 (24 hours a day).

               o By Mail          Print or type your instructions and include:
                 or Fax             -   the name of the Fund and the account number you are exchanging from;
                                    -   your name(s) and address as they appear on your account;
                                    -   the dollar amount or number of shares you wish to exchange;
                                    -   the name of the Fund you are exchanging into;
                                    -   your signature(s) as it appears on your account; and
                                    -   a daytime telephone number.

                                  Send your instructions

                                  by regular mail to:      or   by express, registered,   or   by fax to:
                                                                or certified mail to:

                                  The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                  P.O. Box 2291                 Service Center
                                  Boston, MA                    42 Longwater Drive
                                  02107-2291                    Norwell, MA
                                                                02061-1612
--------------------------------------------------------------------------------------------------------------
 Redeeming     o By Telephone      To speak with a service representative, call 1-800-225-5163 from
 shares                            8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                   Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

               o By Mail           Send your instructions for redemption to the appropriate address or fax
                 or Fax            number above and include:
                                    - the name of the Fund and account number you are redeeming from;
                                    - your name(s) and address as they appear on your account;
                                    - the dollar amount or number of shares you wish to redeem;
                                    - your signature(s) as it appears on your account; and
                                    - a daytime telephone number.

                                   A signature guarantee is required for redemptions over $100,000.
                                   See Transaction information--Redeeming shares.

                  o By Automatic   You may arrange to receive automatic cash payments periodically.
                    Withdrawal     Call 1-800-225-5163 for more information and an enrollment form.
                    Plan


(Continued from page 11)

carryforwards, if any, annually in December to prevent application of federal excise tax, although an additional distribution may be made, if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions by January 31 of the following year.

Performance  information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, and the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


Fund organization

Scudder Greater Europe Growth Fund is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in July 1975.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

The Fund pays the Adviser an annual fee of 1.00% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than that charged by many funds which invest primarily in U.S. securities but not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund.


For the fiscal year ended October 31, 1996, the Adviser did not impose a portion of its management fee, maintaining the annualized expenses for the Fund at 1.50% and, accordingly, received an investment management fee of 0.53% of the Fund's daily net assets.


All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

Scudder,  Stevens & Clark,  Inc., is located at 345 Park Avenue,  New York,  New
York.

Transfer agent

Scudder Service Corporation,  P.O. Box 2291, Boston, Massachusetts 02107-2291, a
subsidiary  of  the  Adviser,  is  the  transfer,   shareholder   servicing  and
dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

     The Scudder Funds
     State Street Bank and Trust Company
     Boston, MA 02101
     ABA Number 011000028
     DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.


If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.


By exchange. Your new account will have the same registration and address as your existing account.

The  exchange  requirements  for  corporations,  other  organizations,   trusts,
fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone  transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Trading in securities on European securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by the Corporation's Board of Directors.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax  information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification  number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances


Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.


Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Greater Europe Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Carol Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Ms. Franklin joined Scudder in 1981 and has ten years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing and has been with Scudder since 1976. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio
manager   since  1989.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.


Personal CounselSM -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser, and a subsidiary of Scudder, Stevens & Clark, Inc., combines the benefits of a customized portfolio of pure no-load(TM) Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon Scudder, Stevens & Clark's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.


Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional
shareholder   reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago,

New York and San Francisco.

T.D.D. service for the hearing impaired Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.


o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.


o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.


o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans. The Scudder Keogh charges you no annual custodial fee.


o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.


o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.


o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.


Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.


The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Directors and Officers

Daniel Pierce*
    Chairman of the Board and Director

Nicholas Bratt*
    President and Director

Paul Bancroft III
    Director; Venture Capitalist and Consultant

Thomas J. Devine
    Director; Consultant

Keith R. Fox
    Director; President, Exeter Capital
    Management Corporation

William H. Gleysteen, Jr.
    Director; Consultant

Dudley H. Ladd*
    Director

William H. Luers
    Director; President, The Metropolitan
    Museum of Art

Dr. Wilson Nolen
    Director; Consultant

Kathryn L. Quirk*
    Director, Vice President and Assistant
    Secretary

Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting,
    Columbia University Graduate School of Business

Robert W. Lear
    Honorary Director; Executive-in-Residence,
    Visiting Professor, Columbia University
    Graduate School of Business

Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
    Vice President

Joyce E. Cornell*
    Vice President

Carol L. Franklin*
    Vice President

Edmund B. Games, Jr.*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

David S. Lee*
    Vice President and Assistant Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Richard W. Desmond*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited
    Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund


Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)



Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:
     For existing account service and transactions
          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
          Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions
          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:
     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
          Scudder Defined Contribution Services -- 1-800-323-6105


Scudder Brokerage Services:
     To receive information about this discount brokerage service and to obtain an application
          Scudder Brokerage Services* -- 1-800-700-0820


Personal Counsel(SM) -- A Managed Fund Portfolio Program:
     To receive information about this mutual fund portfolio guidance and management program
          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center:
     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco
                   Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


*    Scudder  Brokerage  Services,   Inc.,  42  Longwater  Drive,   Norwell,  MA
     02061--Member NASD/SIPC.

This prospectus sets forth concisely the information about Scudder Emerging Markets Growth Fund, a series of Scudder International Fund, Inc., an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated March 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 4.

Scudder
Emerging Markets Growth Fund


Prospectus
March 1, 1997


A pure no-load(TM) (no sales charges) mutual fund seeking long-term growth of capital primarily through equity investment in emerging markets around the globe.

Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Emerging Markets Growth Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)           NONE
     Commissions to reinvest dividends                           NONE
     Deferred sales charge                                       NONE
     Redemption fees payable to the Fund                         2.00%*
     Exchange fees payable to the Fund                           2.00%*

2) Annual Fund operating expenses: Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1997.

     Investment management fee                                   0.98%**
     12b-1 fees                                                  NONE
     Other expenses                                              1.02%**
                                                                 -----
     Total Fund operating expenses                               2.00%**
                                                                 =====
Example

Based on the estimated level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders.

               1 Year                      3 Years
               ------                      -------
                $20                          $63

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.
----------
* There may be a 2% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year. You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Exchanging and redeeming shares."
** Until February 28, 1998, the Adviser and certain of its subsidiaries have agreed to waive all or portions of their fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 2.00% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive all or portions of their fees, it is estimated that annualized Fund expenses would have been: investment management fee 1.25%, other expenses 2.54% and total operating expenses 3.79% for the initial fiscal period and 1.25%, 1.02% and 2.27%, respectively, for the fiscal year ending October 31, 1997. For the Fund's initial fiscal period, the Adviser did not receive an investment management fee.

Financial highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                                                              For the Period
                                                                               May 8, 1996
                                                                              (commencement)
                                                                                     of
                                                                                operations)
                                                                                     to
                                                                              October 31, 1996
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................................          $ 12.00
Income from investment operations:
Net investment loss ....................................................             (.02)
Net realized and unrealized gain on investments ........................              .86
Total from investment operations .......................................              .84
Redemption fees (Note A) ...............................................              .01
Net asset value, end of period .........................................          $ 12.85
-----------------------------------------------------------------------------------------------------------
Total Return (%) (c) ...................................................            7.08(d)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................              76
Ratio of operating expenses, net to average daily net assets (%)........            2.00*
Ratio of operating expenses before expense reductions,
       to average daily net assets (%) .................................            3.79*
Ratio of net investment loss to average daily net assets (%) ...........            (.32)*
Portfolio turnover rate (%) ............................................            19.5*
Average commission rate paid (b) .......................................          $ .0006

(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect of the 2% redemption fee on shares held less than one year.
*  Annualized
** Not annualized

A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.


The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel  Pierce

Scudder Emerging Markets Growth Fund

Investment objective
o long-term growth of capital primarily through equity investment in emerging markets around the globe

Investment characteristics
o access to dynamic investment opportunities in the emerging markets of Asia, Europe, Africa, the Middle East and Latin America
o opportunity to enhance the return potential and global diversification of an investment portfolio
o  involves above-average investment risk and above-average return potential
o  a pure no-load(TM) fund with no sales charges, commissions or 12b-1 fees
o a 2% redemption and exchange fee on shares held less than one year, retained by the Fund for the benefit of remaining shareholders

Contents

Investment objective and policies ...............................     5
Why invest in the Fund? .........................................     6
International investment experience .............................     7
Additional information about policies and investments ...........     7
Distribution and performance information ........................    12
Fund organization ...............................................    13
Purchases .......................................................    14
Exchanges and redemptions .......................................    15
Transaction information .........................................    16
Shareholder benefits ............................................    20
Directors and Officers ..........................................    24
Investment products and services ................................    25
How to contact Scudder ..........................................    26

Investment objective and policies

Scudder Emerging Markets Growth Fund (the "Fund"), a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value (price) can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objectives will be met.

Investments

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

o  the issuer is organized under the laws of an emerging market country;
o  the issuer's principal securities trading market is in an emerging market; or
o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid or restricted securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, and may engage in various strategic transactions, including derivatives. In addition, to maintain liquidity, the Fund may borrow from banks in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to predict for how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

More information about the investments and policies of the Fund is provided under "Additional information about policies and investments."

Investment strategy

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Why invest in the Fund?

This Fund is designed as a convenient, low cost way for investors to participate in the growth opportunities afforded by a broad range of emerging markets. Through one actively managed, pure no-load(TM) fund, investors can tap into developing regions throughout the world, without the burden of deciding where and when to invest on their own.

The Adviser believes the emerging markets will continue to experience some of the fastest rates of economic growth over the next decade and continue to offer attractive stock market potential. In the Pacific Rim and other parts of Asia, economies are typically characterized by large, relatively low cost labor pools, high savings rates and worldwide demand for their products.

Many companies there are experiencing rising productivity and profit growth due to increased focus on higher value-added products and enhanced capital investment in technology. In Latin America, the region has benefited from governmental efforts to reduce inflation and budget deficits, invest in much needed infrastructure, deregulate or privatize industry and liberalize their capital markets. Eastern European countries are experiencing strong economic growth as capitalism takes hold. Many African and Middle Eastern countries are also benefiting from the shift to market based economies and from improved fiscal and monetary discipline. These regions, as a whole, are attracting a growing pool of foreign investment and benefiting from growing regional trade, which is helping fuel rapid economic growth. Stock markets in many of these countries have outperformed our own and those of the other more developed countries.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U. S. issuers. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may, over time, increase the investor's overall diversification, and reduce overall risk.

Investing directly in emerging market securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping, and convert profits from foreign currencies to U.S. dollars. The Fund offers professional management and administrative convenience to shareholders wishing to invest in these more dynamic, emerging markets of the world.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens and Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

International investment experience

The Adviser has been active in international investment management for over four decades. As of December 31, 1996, Scudder was responsible for managing more than $22 billion in foreign securities, including over $6 billion in emerging market equity securities.

The Adviser manages a number of U.S. investment companies that invest in emerging market equity securities. These include Scudder Pacific Opportunities Fund, Scudder Latin America Fund and Scudder Greater Europe Growth Fund, as well as a number of closed-end funds that trade on the New York Stock Exchange.

Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.


The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.


A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's Statement of Additional Information.

When-issued securities

The Fund may purchase equity and debt securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Convertible securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.

Debt securities

Although the debt securities in which the Fund invests are predominantly denominated in U.S. dollars, the Fund may also invest in debt securities denominated in foreign currencies. Such securities may be rated below investment-grade; that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's ("S&P"), or may be unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. The Fund may invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds.

Illiquid or restricted securities

The Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions ("restricted securities"). These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by the Fund, however, may be considered liquid despite resale restrictions, since they can be sold to other qualified institutional buyers under a rule of the Securities and Exchange Commission (Rule 144A). Upon approval from the Fund's Board of Directors, the Adviser may determine which Rule 144A securities will be considered liquid.

Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk factors--Repurchase Agreements" for more information.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Non-diversified investment company. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Investing in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.

The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Fund's non-dollar denominated securities.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Furthermore, there can be no assurance that the Fund's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. For a more complete description of the risks of investing in emerging markets, please refer to the Fund's Statement of Additional Information.

Foreign securities. Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets, the greater potential for insider trading and stock price manipulation, and the likely impact of foreign taxes on the income from securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; exchange closure; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

The Fund invests in securities denominated in currencies of many other countries. Exchange rate changes or devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Some countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to eliminate the Fund's foreign currency risk through hedging.

Debt securities. The Fund may invest in debt securities with varying degrees of credit quality. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. The Fund may invest in securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's, which may be in default with respect to payment of principal or interest.

Convertible securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less risk than the issuer's common stock.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, if a seller defaults, the value of such securities may decline before the Fund is able to dispose of them.

Illiquid or restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Borrowing. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute any dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December. An additional distribution may be made, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. Distributions are not subject to the 2% redemption fee, whether paid in cash or reinvested. If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income.

Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income.

Shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for the life of the Fund as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.

Fund organization

Scudder Emerging Markets Growth Fund is a series of Scudder International Fund, Inc. (the "Corporation"), an open-end, management investment company registered under the 1940 Act. The Corporation was organized as a Maryland corporation in July, 1975.

The Fund's activities are supervised by the Corporation's Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. The Directors have overall responsibility for the management of the Fund under Maryland law.

The Fund pays the Adviser an annual fee of 1.25% of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than that charged by many funds which invest primarily in U.S. securities but not necessarily higher than the fees charged by funds with similar investment objectives.

The Adviser has agreed to maintain the annualized expenses of the Fund at no more than 2% of the average daily net assets of the Fund until June 30, 1997.

(Continued on page 16)


Purchases

Opening              Minimum initial investment: $2,500; IRAs $1,000
an account           Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

Make checks          o By Mail               Send your completed and signed application and check
payable to "The
Scudder Funds."                              by regular mail to:        or            by express, registered,
                                                                                      or certified mail to:

                                             The Scudder Funds                        Scudder Shareholder Service
                                             P.O. Box 2291                            Center
                                             Boston, MA                               42 Longwater Drive
                                             02107-2291                               Norwell, MA
                                                                                      02061-1612

                     o By  Wire              Please see Transaction information--Purchasing shares-- By wire for details, including the ABA wire transfer number. Then call
                                             1-800-225-5163 for instructions.

                     o In Person             Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
-----------------------------------------------------------------------------------------------------------------------
Purchasing           Minimum additional investment: $100; IRAs $50
additional shares    Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

Make checks          o By Mail               Send a check with a Scudder  investment  slip, or
to payable to "The                           with a letter of instruction including your account number and the
Scudder Funds."                              complete Fund name, the appropriate address listed above.


                     o By  Wire              Please see Transaction information--Purchasing shares-- By wire for details, including the ABA wire transfer number.

                     o In  Person            Visit one of our Funds Centers to make an additional investment in your Scudder fund account. Funds Center locations are
                                             listed under Shareholder benefits.

                     o By Telephone          Please see Transaction information--Purchasing shares-- By
                                             AutoBuy or By telephone order for more details.

                     o By Automatic          You may arrange to make investments on a
                       Investment Plan       regular basis through automatic
                       ($50 minimum)         deductions from your bank checking account. Please call
                                             1-800-225-5163 for more information and an enrollment form.



Exchanges and redemptions

Exchanging           Minimum investments:    $2,500 to establish a new account;
shares                                       $100 to exchange among existing accounts

                     o By Telephone          To speak with a service representative, call 1-800-225-5163 from
                                             8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                             Information Line, call 1-800-343-2890 (24 hours a day).

There may be a       o By Mail               Print or type your instructions and include:
2% fee payable         or Fax                 - the name of the Fund and the account number you are exchanging from;
to the Fund for                               - your name(s) and address as they appear on your account;
exchanges of                                  - the dollar amount or number of shares you wish to exchange;
shares held less                              - the name of the Fund you are exchanging into;
than one year.                                - your signature(s) as it appears on your account; and
                                              - a daytime telephone number.

                                             Send your instructions
                                             by regular mail to:      or        by express, registered,   or   by fax to:
                                                                                or certified mail to:

                                             The Scudder Funds                  Scudder Shareholder            1-800-821-6234
                                             P.O. Box 2291                      Service Center
                                             Boston, MA 02107-2291              42 Longwater Drive
                                                                                Norwell, MA 02061-1612
-----------------------------------------------------------------------------------------------------------------------
Redeeming            o By Telephone          To  speak  with a service representative, call 1-800-225-5163 from
shares                                       8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                             Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

There may be a       o By Mail               Send your instructions for redemption to the appropriate address or fax
2% fee payable         or Fax                number above and include:
to the Fund for                               - the name of the Fund and account number you are redeeming from;
redemption of                                 - your name(s) and address as they appear on your account;
shares held less                              - the dollar amount or number of shares you wish to redeem;
than one year.                                - your signature(s) as it appears on your account; and
                                              - a daytime telephone number.

                                             A signature guarantee is required for redemptions over $100,000.
                                             See Transaction information--Redeeming shares.

                     o By  Automatic         You may arrange to receive automatic cash payments periodically.
                       Withdrawal Plan       Call 1-800-225-5163 for more information and an enrollment form.


(Continued from page 13)

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc., is located at 345 Park Avenue, New York, New
York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter.

Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

Brown Brothers Harriman & Co. is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

     The Scudder Funds
     State Street Bank and Trust Company
     Boston, MA 02101
     ABA Number 011000028
     DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.


If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.


Exchanging and redeeming shares

Upon the redemption or exchange of shares held less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to redemptions from the Fund and exchanges to other Scudder funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. See "Exchanges and Redemptions" in the Fund's Statement of Additional Information for a more detailed description of the redemption fee.

Exchanges. Your new account will have the same registration and address as your existing account. The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redemptions by telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by the Corporation's Board of Directors.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period. Redemptions for failure to provide a tax identification number are not subject to the 2% redemption fee.

Minimum balances


Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.


Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Emerging Markets Growth Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad.

Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined Scudder in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined Scudder in 1995 and has ten years of financial industry experience.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program


If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser, and a subsidiary of Scudder, Stevens & Clark, Inc., combines the benefits of a customized portfolio of pure no-load(TM) Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon Scudder, Stevens & Clark's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.


Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household

(same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.
o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.
o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans. The Scudder Keogh charges you no annual custodial fee.
o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.
o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.
o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Directors and Officers

Daniel Pierce*
   Chairman of the Board and Director

Nicholas Bratt*
   President and Director

Paul Bancroft III
   Director; Venture Capitalist and Consultant

Thomas J. Devine
   Director; Consultant

Keith R. Fox
   Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
   Director; Consultant

Dudley H. Ladd*
   Director

William H. Luers
   Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
   Director; Consultant

Kathryn L. Quirk*
   Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
   Director; Professor Emeritus of Accounting,
   Coluumbia University Graduate School of Business

Robert W. Lear
   Honorary Director; Executive-in-Residence, Visiting Professor,
   Columbia University Graduate School of Business

Robert G. Stone, Jr.
   Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
   Vice President

Joyce E. Cornell*
   Vice President

Carol L. Franklin*
   Vice President

Edmund B. Games, Jr.*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

David S. Lee*
   Vice President and Assistant Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Richard W. Desmond*
   Assistant Secretary

----------
* Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
   (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

----------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:

     For existing account service and transactions
          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
          Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions
          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com
          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

     To receive information about this discount brokerage service and to obtain an application
          Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

     To receive information about this mutual fund portfolio guidance and management program
          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:
     The Scudder Funds
     P.O. Box 2291
     Boston, Massachusetts
     02107-2291

Or Stop by a Scudder Funds Center:
     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
          Boca Raton       Chicago           San Francisco
          Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
----------

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--Member NASD/SIPC.

                           SCUDDER LATIN AMERICA FUND


            A Pure No-Load(TM) (No Sales Charges) Mutual Fund Seeking
                Long-Term Capital Appreciation Through Investment
                         Primarily in the Securities of
                             Latin American Issuers

                                       and

                       SCUDDER PACIFIC OPPORTUNITIES FUND


            A Pure No-Load(TM) (No Sales Charges) Mutual Fund Seeking
                 Long-Term Growth of Capital Through Investment
                      Primarily in the Equity Securities of
                            Pacific Basin Companies,
                                 Excluding Japan

                                       and

                       SCUDDER GREATER EUROPE GROWTH FUND


            A Pure No-Load(TM) (No Sales Charges) Mutual Fund Seeking Long-Term Growth of Capital Through Investments Primarily
                 in the Equity Securities of European Companies

                                       and

                      SCUDDER EMERGING MARKETS GROWTH FUND


                A Pure No-Load(TM) (No Sales Charges) Mutual Fund
               which seeks to provide long-term growth of capital
                       primarily through equity investment
                               in emerging markets
                                around the globe


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1997


--------------------------------------------------------------------------------
         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses of Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Emerging Markets Growth Fund dated March 1, 1997, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                TABLE OF CONTENTS
                                                                                                                   Page
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Scudder Latin America Fund......................................1
         Special Considerations.......................................................................................3
         General Investment Objective and Policies of Scudder Pacific Opportunities Fund..............................4
         Special Considerations.......................................................................................5
         General Investment Objective and Policies of Scudder Greater Europe Growth Fund..............................6
         Special Considerations.......................................................................................7
         General Investment Objectives and Policies of Scudder Emerging Markets Growth Fund...........................9
         Special Considerations.......................................................................................9
         Investing in Foreign Securities.............................................................................14
         Specialized Investment Techniques...........................................................................15
         Investment Restrictions.....................................................................................27

PURCHASES............................................................................................................31
         Additional Information About Opening An Account.............................................................31
         Additional Information About Making Subsequent Investments..................................................31
         Additional Information About Making Subsequent Investments by AutoBuy.......................................31
         Checks......................................................................................................32
         Wire Transfer of Federal Funds..............................................................................32
         Share Price.................................................................................................33
         Share Certificates..........................................................................................33
         Other Information...........................................................................................33

EXCHANGES AND REDEMPTIONS............................................................................................33
         Exchanges...................................................................................................33
         Special Redemption and Exchange Information for Scudder Emerging Markets Growth Fund........................34
         Redemption by Telephone.....................................................................................35
         Redemption by AutoSell......................................................................................35
         Redemption by Mail or Fax...................................................................................36
         Redemption-in-Kind..........................................................................................36
         Other Information...........................................................................................36

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................37
         The Pure No-Load(TM) Concept................................................................................37
         Dividend and Capital Gain Distribution Options..............................................................38
         Scudder Funds Centers.......................................................................................39
         Reports to Shareholders.....................................................................................39
         Transaction Summaries.......................................................................................39

THE SCUDDER FAMILY OF FUNDS..........................................................................................39

SPECIAL PLAN ACCOUNTS................................................................................................43
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................43
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........44
         Scudder IRA:  Individual Retirement Account.................................................................44
         Scudder 403(b) Plan.........................................................................................45
         Automatic Withdrawal Plan...................................................................................45
         Group or Salary Deduction Plan..............................................................................45
         Automatic Investment Plan...................................................................................46
         Uniform Transfers/Gifts to Minors Act.......................................................................46

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................46

                                      i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page


PERFORMANCE INFORMATION..............................................................................................47
         Average Annual Total Return.................................................................................47
         Cumulative Total Return.....................................................................................48
         Total Return................................................................................................49
         Capital Change..............................................................................................49
         Comparison of Portfolio Performance.........................................................................49

ORGANIZATION OF THE FUNDS............................................................................................54

INVESTMENT ADVISER...................................................................................................55
         Personal Investments by Employees of the Adviser............................................................58

DIRECTORS AND OFFICERS...............................................................................................59

REMUNERATION.........................................................................................................62

DISTRIBUTOR..........................................................................................................63

TAXES................................................................................................................64

PORTFOLIO TRANSACTIONS...............................................................................................68
         Brokerage Commissions.......................................................................................68
         Portfolio Turnover..........................................................................................69

NET ASSET VALUE......................................................................................................70

ADDITIONAL INFORMATION...............................................................................................70
         Experts.....................................................................................................70
         Other Information...........................................................................................71

FINANCIAL STATEMENTS.................................................................................................72
         Latin America Fund..........................................................................................72
         Pacific Opportunities Fund..................................................................................72
         Greater Europe Growth Fund..................................................................................72
         Emerging Markets Growth Fund................................................................................72

APPENDIX

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

      (See "Investment objective and policies" in the Funds' prospectuses.)

         Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Emerging Markets Growth Fund (each a "Fund," collectively, the "Funds"), are each series of Scudder International Fund, Inc. (the "Corporation"), a pure no-load(TM), non-diversified, open-end management investment company which continuously offers and redeems its shares at net asset value. They are companies of the type commonly known as mutual funds.

General Investment Objective and Policies of Scudder Latin America Fund

         Scudder  Latin  America  Fund's  ("Latin   America  Fund")   investment
objective is to seek long-term capital appreciation through investment primarily in the securities of Latin American issuers.

         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its objective.

         The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment, and privatize state-owned companies, will set the stage for attractive investment returns over time.

         At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests 65% of its total assets in equity securities. For purposes of this Statement of Additional Information, Latin America is defined as Mexico, Central America, South America, and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such a country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or,

o Securities of Latin American issuers, as defined herein, in the form of depositary shares.

         Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico, and Venezuela. In the opinion of the Adviser, these five countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and/or securities purchased through rights.

         The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Adviser seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results. The Fund's assets may be invested in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund will invest are not rated; when rated, it is expected that such ratings will generally be below investment grade.

         The Fund intends to spread its holdings of Latin American securities of private issuers across a number of industries. In selecting companies for investment, consideration will be given to industry trends, a company's financial position, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. In determining the location of the principal activities and interests of a company, the Adviser takes into account such factors as the location of the company's assets, personnel, sales and earnings. In selecting securities for the Fund's portfolio, the Adviser seeks to identify companies whose securities prices do not adequately reflect their established positions in their fields. In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: above-average earnings growth per share, high return on invested capital, healthy balance sheets and overall financial strength, strong competitive advantages, strength of management and general operating characteristics which will enable the companies to compete successfully in the marketplace. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, debt-equity ratios or dividend history of portfolio companies.

         The percentage allocation between equity and debt, and among countries in Latin America, will vary based on a number of factors: expected rates of economic and corporate profit growth; past performance and current/comparative valuations in Latin American capital markets; level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and, the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, will also consider the effect of past economic crises or ongoing financial and political uncertainties. The Fund may also invest, as part of its Latin American holdings, in closed-end investment companies investing primarily in Latin America. In addition, the Fund may engage in strategic transactions.

         To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities including money market securities denominated in U.S. dollars or foreign currencies. The Fund may assume a temporary defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S., Canadian or other non-Latin American issuers.

         Under exceptional economic or market conditions abroad, the Fund may, for temporary defensive purposes, until normal conditions return, invest all or a major portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in such countries.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         From time to time, the Fund may be a purchaser of restricted debt or equity securities (i.e., securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to be sold in the ordinary course of business) in a private placement. The Fund has undertaken not to purchase or acquire any such securities if, solely as a result of such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in restricted securities (securities subject to legal or contractual restrictions on resales).

Special Considerations

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The Fund invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

         Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as the North American Free Trade Agreement ("NAFTA"), privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

         The Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a broad range of securities of Latin American issuers. Management of the Fund believes that allocation of assets on an international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the United States economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future. Because of the Fund's investment policy, it is not intended to provide a complete investment program for an investor.

General Investment Objective and Policies of Scudder Pacific Opportunities Fund

         Scudder Pacific Opportunities Fund's ("Pacific Opportunities Fund") investment objective is to seek long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, The Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries of the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund has no current intention of investing more than 5% of its assets in the equity securities of The Peoples Republic of China. The Fund intends to allocate investments among at least three countries at all times, and does not expect to concentrate investments in any particular industry.

         The Fund will invest in securities that may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities. Equity securities may also be purchased through rights.

         Under normal market conditions, the Fund may invest up to 35% of its assets in the equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Adviser seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase debt securities for capital appreciation, invest in closed-end investment companies, and may engage in strategic transactions. For temporary defensive purposes and to maintain liquidity, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations and repurchase agreements.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

Special Considerations

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in that country.

         Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation of Pacific Basin stock exchanges, brokers, and listed companies than in the U.S.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

General Investment Objective and Policies of Scudder Greater Europe Growth Fund

         Scudder Greater Europe Growth Fund's ("Greater Europe Growth Fund") investment objective is to seek long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities.

         Greater Europe includes both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. Within this diverse area, the Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Community, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region of the world.

         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

         The Fund will invest, under normal market conditions, at least 80% of its assets in the equity securities of European companies. The Fund defines a European company as follows: a company organized under the laws of a European country or for which the principal securities trading market is in Europe; or a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe. Greater Europe is home to 5,816 publicly traded companies.

         The Fund expects the majority of its equity assets to be in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund currently has no intention of investing more than 5% of the Fund's total assets in Turkey. The Fund may invest in other countries of Europe when their markets become sufficiently developed in the opinion of the Adviser.

         The Fund intends to allocate its investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund's equity investments are common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be restricted securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market. In addition, the Fund may engage in strategic transactions.

         The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P"). The Fund may invest in securities which are rated C by Moody's and D by S&P. Such securities may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings organizations and their respective characteristics.

         The Fund may invest in when-issued securities and may enter into repurchase agreements. The Fund may also invest in closed-end investment companies that invest primarily in Europe. In addition, to provide for redemptions or distributions, the Fund may borrow from banks and other entities in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes.

         When, in the opinion of the Adviser, market conditions warrant, the Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. More information about investment techniques is provided under "Additional information about policies and investments" in the Fund's prospectus.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         From time to time, the Fund may be a purchaser of restricted debt or equity securities (i.e., securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to be sold in the ordinary course of business) in a private placement. The Fund has undertaken not to purchase or acquire any such securities if, solely as a result of such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in restricted securities and more than 10% of its total assets would be invested in securities that are not readily marketable.

Special Considerations

Investing in Greater Europe. Scudder, Stevens & Clark, Inc. has been managing European investments for over 35 years. Scudder employs a dedicated team of approximately 20 experienced analysts, some of whom have specialized expertise in Europe, and others of whom focus on one or more industries globally. These analysts research the diverse European markets and seek to identify companies, industries and markets which may be undervalued which have outstanding growth prospects. These two groups of analysts work in teams to create expertise synergies.

         In managing the Fund, the Adviser utilizes reports, statistics and other investment information from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser. Investment decisions, however, will be based primarily on critical analyses and investigations, including visiting companies, touring facilities, and interviewing suppliers and customers, by the Adviser's own research specialists and portfolio managers. Field research, including visiting the companies and/or countries a particular analyst covers, is an important piece of the research effort.

Market Characteristics. The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. The
Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

         In accordance with the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain small capital markets. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies (including management and advisory fees).

Role of Banks in Capital Markets. In a number of European countries, commercial banks act as securities brokers and dealers, and as underwriters, investment fund managers and investment advisers. They also may hold equity participations, as well as controlling interests, in industrial, commercial or financial enterprises, including companies whose securities are publicly traded and listed on European stock exchanges. Investors should consider the potential conflicts of interest that result from the combination in a single firm of commercial banking and diversified securities activities.

         The Fund is prohibited under the 1940 Act, in the absence of an exemptive rule or other exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.

Corporate  Disclosure   Standards.   Issuers  of  securities  in  some  European
jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Transaction Costs. Brokerage commissions and transaction costs for transactions both on and off the securities exchanges in many European countries are generally higher than in the U.S.

Economic and Political Risks. The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. Business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Other Risks of European Investments. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The Fund intends to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Investment objective and policies" in the Fund's prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below.

         Most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. There can be no assurance that these reforms will continue or, if continued will achieve their goals.

         Investing in the securities of the former "east bloc" Eastern European issuers involves certain considerations not usually associated with investing in securities of issuers in more developed capital markets such as the U.S., Japan or Western Europe, including (i) political and economic considerations, such as greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of markets for such securities and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interest; and (iv) the absence of developed legal structures governing foreign private investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards currently exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies.

         The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund would not be able to invest in these countries in the absence of exemptive relief from the Securities and Exchange Commission (the "Commission"). In addition, the risk of loss through government confiscation may be increased in such countries.

General  Investment  Objectives and Policies of Scudder  Emerging Markets Growth
Fund

         Scudder Emerging Markets Growth Fund ("Emerging Markets Growth Fund") seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations for portfolio diversification and liquidity. In the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan, and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term. Some examples of emerging markets in which the Fund may invest are Poland, Turkey, South Africa, China, India, South Korea, Brazil, Mexico and Venezuela.

         While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value or price can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objectives will be met.

Special Considerations

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no cash is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

         Volume and liquidity in most foreign markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently exist within the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita GDP increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

         Many of the countries are fraught with political instability. There has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. A general decline in oil prices may have an adverse impact on many economies.

Economic Growth. Emerging markets are an increasingly important part of the world's investment activity. In 1985, emerging markets accounted for only 2.7% of the world's stock market trading value, compared to 17% in 1994.^1 The chief rationale for investing in emerging markets is the dramatic growth rates that these economies continue to enjoy. Over the past decade, the annual percentage change in the economic growth rates of emerging market countries has been climbing above that of the mature markets, as shown in the chart below.^2

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE.

LINE CHART TITLE:  Economic Growth

CHART DATA:   Annual Percent Changes

             Mature       Developing
        1986          2.9        3.93
        1987          3.2        4.45
        1988          4.5        3.43
        1989          3.2         3.4
        1990          2.3        3.28
        1991          0.8        3.58
        1992          1.6        4.15
        1993          1.4         4.1
        1994          3.1           4
        1995          2.3        4.55



         This growth translates into an average annual percentage change (as measured by GDP) of 2.53% for mature economies, compared to 3.89% for developing countries.^3 Emerging market economies are projected to grow at a 6.3% annual rate -- more than double the expected growth of established countries in Europe, Asia and North America (2.4%).^4

High Yield/High Risk Securities. Below investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which the Fund may invest carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund will not purchase the securities of any issuer if, as a result, more than 35% of the Fund's total assets would be invested in below investment-grade securities or unrated securities of equivalent quality. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. An increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be

---------------------------
1  International Finance Corporation, 1995.
2 International Monetary Fund, 1995. OECD Economic Outlook, June 1995. 3 International Monetary Fund, 1995. OECD Economic Outlook, June 1995. 4 IMF World Economic Outlook, 1995.

more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "TAXES."

Investing in Foreign Securities

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by the Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, neither Fund will invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Specialized Investment Techniques

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because each Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. In particular, many Latin American currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Depositary Receipts. Each Fund may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Loan Participations and Assignments. Latin America Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

         When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

         The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve each Fund's objective of long-term capital appreciation, a Fund may invest in debt securities including bonds of foreign governments, supranational organizations and private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. Each Fund may purchase "investment-grade" bonds, rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Greater Europe Growth Fund may invest up to 20% of its total assets in European debt securities. Latin America Fund, Greater Europe Growth Fund (within its 20% limit) and Emerging Markets Growth Fund may also purchase bonds rated Baa by Moody's or BBB by S&P. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics.

         Latin America Fund, Greater Europe Growth Fund (subject to its 20% limit) and Emerging Markets Growth Fund may each also purchase debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and unrated securities ("high yield/high risk securities"), which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. Latin America Fund (subject to a limit of no more than 10% of its total assets), Greater Europe Growth Fund (subject to its 20% limit) and Emerging Markets Growth Fund may purchase bonds rated B or lower by Moody's or S&P, and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment. Such securities may be in default with respect to payment of principal or interest. Such securities carry a high degree of risk and are considered speculative. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         The Adviser expects that a significant portion of any of the Emerging Markets Growth Fund's bond investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

         Certain  Latin  American  countries  are among the  largest  debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governments or their agencies or instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


High Yield/High Risk Bonds. Within Latin America Fund's 10% limit on investments in bonds rated B or lower by Moody's or S&P and Greater Europe Growth Fund's 20% limit of investments in European debt securities, and Emerging Markets Growth Fund, each Fund may also purchase debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Funds may invest in securities which are rated C by Moody's and D by S&P. Such securities may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


         High-yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect either Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security. For information concerning tax issues related to high yield/high risk securities, see "TAXES."

Strategic Transactions and Derivatives. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in each Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in each Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid high grade assets with their custodian, Brown Brothers Harriman & Company (the "Custodian") to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate liquid high grade assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid high grade assets equal to the amount of a Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and a Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, each Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Each Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.
(See "TAXES.")

Convertible Securities. Each Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features. Latin America Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

         The convertible securities in which a Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.

         A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Funds) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Repurchase Commitments. Latin America Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Borrowing. Latin America Fund and Greater Europe Growth Fund are each authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of the Fund's net assets for purposes of liquidity and to provide for redemptions and distributions. Each Fund will borrow only when the Adviser believes that borrowing will benefit the Funds after taking into account considerations such as the costs of the borrowing. Each Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. Greater Europe Growth Fund will not make additional investments when borrowings exceed 5%.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         Each Fund may invest up to 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within seven days, and each Fund may invest up to 10% of its total assets in restricted securities.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income; however, it is each Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the Exchange, and would be required to be secured continuously by collateral in cash, U.S. Government securities or other high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Fund determines to make securities loans, the value of the securities loaned will not exceed 30% of the value of a Fund's total assets at the time any loan is made.

Investment Restrictions

         The policies set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority of each Fund's outstanding shares. As used in this Statement of Additional Information, "majority of the Fund's outstanding shares" means the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

         As a matter of fundamental policy, each Fund may not:

         (1) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

         (2) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund; and

         (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities.

         In addition, as a matter of fundamental policy, Latin America Fund, Pacific Opportunities Fund and Greater Europe Growth Fund may not:

         (4) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents); and

         (5) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Corporation; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         In addition, as a matter of fundamental policy, Latin America Fund and Pacific Opportunities Fund may not:

         (6) make loans to other persons, except (a) loans of portfolio securities, provided collateral is maintained at not less than 100% by marking to market daily, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans.

         In addition, as a matter of fundamental policy, Greater Europe Growth Fund may not:

         (7) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans.

         In addition, as a matter of fundamental policy, Emerging Markets Growth Fund may not:

         (8) make loans to other persons, except (a) loans of portfolio securities, provided collateral is maintained at not less than 100% by marking to market daily, and (b) to the extent the entry into repurchase agreements, loan assignments and loan participations and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

         (9)      issue senior  securities,  except as  appropriate  to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund, provided that collateral arrangements with respect to Strategic
                  Transactions and other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

         (10) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents, and each foreign government, its agencies or instrumentalities as well as supranational organizations as a group, are each considered to be a separate industry.

         The Funds may not deviate from the above policies without a vote of a majority of the outstanding shares as provided by the 1940 Act.

         As a matter of nonfundamental policy, each Fund may not:

         (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company, and may not invest more than 10% of its total assets in other investment companies;

         (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (d) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (f) invest in oil, gas or other mineral leases or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (g) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

         (h)      purchase or sell real estate limited partnership interests;

         (i) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time the loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

         (j) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuers being held by the Fund; or

         (k) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         In addition, as a matter of nonfundamental policy, Latin America Fund, Pacific Opportunities Fund and Greater Europe Growth Fund may not:

         (l) invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities.

         In addition, as a matter of nonfundamental policy, Latin America Fund may not:

         (m) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for the purposes of this restriction, the governments of each country in Latin America in which the Fund invests are considered to be separate industries).

         In   addition,   as  a  matter  of   nonfundamental   policy,   Pacific
Opportunities Fund may not:

         (n) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks.

         In addition, as a matter of nonfundamental policy, Latin America Fund and Pacific Opportunities Fund may not:

         (o) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, or equity securities which are not readily marketable if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value; except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities.

         In addition, as a matter of nonfundamental policy, Greater Europe Growth Fund may not:

         (p) invest more than 20% of its total assets in debt securities (including convertible securities); or

         (q) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 10% of the total assets of the Fund taken at market value.

         In addition, as a matter of nonfundamental policy, Emerging Markets Growth Fund may not:

         (r) invest more than 15% of its net assets in securities which are illiquid.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, each Fund. Greater Europe Growth Fund currently has no intention of engaging in reverse repurchase agreements.

                                    PURCHASES

   (See "Purchases" and "Transaction information" in the Funds' prospectuses.)

Additional Information About Opening An Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. by letter, fax, TWX, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have certified a Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or social security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02110, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.


Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder pension and profit sharing, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any Scudder Investor Services, Inc. office listed in each Fund's prospectus. A two-part invoice of the purchase will be mailed out promptly following receipt of a request to buy. Payment should be attached to a copy of the invoice for proper identification. Federal regulations require that payment be received within seven business days. If payment is not received within that time, the shares may be canceled. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, each Fund shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to a Fund.

Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.


         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine. and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, each Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, a Fund shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange, on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by the Custodian of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain local holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund.

Other Information

         If purchases or redemptions of a Fund's shares are arranged and settlement is made through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, the Funds' principal underwriter, each has the right to limit the amount of purchases and to refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., certification of exempt status from exempt investors), will be returned to the investor.

         Each Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

      (See "Exchanges and redemptions" and "Transaction information" in the
                             Funds' prospectuses.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information--Redeeming shares--Signature guarantees" in each Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value through

Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. However, shares that are exchanged from Emerging Markets Growth Fund may be subject to the Fund's 2% redemption fee. (See "Special Redemption and Exchange Information for Emerging Markets Growth Fund.") An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Fund employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Special Redemption and Exchange Information for Scudder Emerging Markets Growth Fund

         In general, shares of the Fund may be exchanged or redeemed at net asset value. However, shares of the Fund held for less than one year are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

         The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for one year or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or
(d) a size by reason of shareholder redemptions of (ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

Redemption by Telephone


         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.


         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoSell program may sell shares of the Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption-in-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to the Fund through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order with a proper original signature guarantee, as described in the Funds' Prospectuses under "Transaction information--Signature guarantees," should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. Each Fund does not impose a repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         If transactions at any time reduce a shareholder's account balance in the Corporation to below $2,500 in value, the Corporation will notify the shareholder that, unless the account balance is brought up to at least $2,500, the Corporation will redeem all shares and close the account by sending redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $2,500 before any action will be taken by the Corporation. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Directors have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based Rule 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

                                Scudder                                  Load Fund with 0.75%     No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund         12b-1 Fee             0.25% 12b-1 Fee
------------------------------------------------------------------------------------------------------------------
          10                     $25,937                $23,733                $24,222                $25,354
------------------------------------------------------------------------------------------------------------------
          15                      41,772                 38,222                 37,698                 40,371
------------------------------------------------------------------------------------------------------------------
          20                      67,275                 61,557                 58,672                 64,282
------------------------------------------------------------------------------------------------------------------

         Investors are encouraged to review the fee tables on page 2 of each Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to Contact Scudder" in the Funds' Prospectuses for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Scudder Funds Centers

         Investors may visit any of the Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or find assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

         The Corporation issues to its shareholders audited semiannual financial statements, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Corporation presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of a Fund. Each distribution will be accompanied by a brief explanation of the source of the distribution.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $2,500 or $1,000 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder  High  Yield Bond Fund seeks to provide a high level of current
         income  and,  secondarily,   capital  appreciation  through  investment
         primarily in below investment grade domestic debt securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high grade.

---------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Classic Growth Fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

---------------------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S.
         and foreign issuers. Income is an incidental consideration.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.


         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in equity securities of large U.S. growth companies.


         Scudder Large Company  Value Fund seeks to maximize  long-term  capital
         appreciation   through  a  broad  and   flexible   investment   program
         emphasizing common stocks.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.


         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio will, under normal market conditions, invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of international and global Scudder Funds.

         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds.

                              SPECIAL PLAN ACCOUNTS

    (See "Scudder tax-advantaged retirement plans," "Purchases--By Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal Plan"
                          in the Funds' prospectuses.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------------------------------------------------
     Starting                      Annual Rate of Return
      Age of     ----------------------------------------------------
  Contributions          5%                10%                15%
---------------------------------------------------------------------
       25            $253,680           $973,704         $4,091,908
       35             139,522            361,887            999,914
       45              69,439            126,005            235,620
       55              26,414             35,062             46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

----------------------------------------------------------------------------
    Starting                        Annual Rate of Return
     Age of         --------------------------------------------------------
 Contributions           5%                10%                15%
----------------------------------------------------------------------------
      25             $119,318           $287,021           $741,431
      35               73,094            136,868            267,697
      45               40,166             59,821             90,764
      55               16,709             20,286             24,681

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.



                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectuses.)

         Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

         If a Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such an amount.

         Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividend paid deduction on its federal tax return.

         The Corporation intends to distribute the Funds' investment company taxable income and any net realized capital gains in December to avoid federal excise tax, although an additional distribution may be made if necessary. Both types of distributions will be made in shares of the Funds and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION

 (See "Distribution and performance information--Performance information"
                          in the Funds' prospectuses.)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year and the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

                   T        =       Average Annual Total Return
                   P        =       a hypothetical initial payment of $1,000
                   n        =       number of years
                   ERV      =       ending  redeemable value: ERV  is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


             Average Annual Total Return for the periods ended October 31, 1996


                                          One year                Life of Fund
                                          --------                ------------
      Latin America Fund                    28.31%*                16.49%*(1)

      Pacific Opportunities Fund             2.76%                  8.01%*(1)

      Greater Europe Growth Fund            25.11%*                20.21%*(2)

      Emerging Markets Growth Fund             --%*                 7.08%*(3)


         (1) For the period beginning December 8, 1992 (commencement of operations for Latin America Fund and Pacific Opportunities
                  Fund).

         (2) For the period beginning October 10, 1994 (commencement of operations for Greater Europe Growth Fund).

         (3)      For  the  period  beginning  May  8,  1996   (commencement  of
                  operations for Emerging Markets Growth Fund).

         * The Adviser maintained Fund expenses for the period December 8, 1992 through October 31, 1993 for Latin America Fund and Pacific Opportunities Fund, for the fiscal years ended October 31, 1994, 1995 and 1996 for Latin America Fund for the period

                  October 10, 1994 through October 31, 1994, for the fiscal years ended October 31, 1995 and 1996 for Greater Europe Growth Fund and for the period May 8, 1996 through October 31, 1996 for Emerging Markets Growth Fund. For Latin America Fund, Pacific Opportunities Fund and Greater Europe Growth Fund, the average annual total returns for one year and for the life of the Fund, had the Adviser not maintained each Fund's expenses, would have been lower. For Emerging Markets Growth Fund, the average annual total return for the life of the Fund had the Adviser not maintained the Fund's expenses would have been lower.

         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund will vary based on changes in market conditions and the level of a Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) -1
Where:

                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending  redeemable value:  ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Cumulative Total Return for the periods ended October 31, 1996

                                        One year                Life of Fund
                                        --------                ------------
Latin America Fund                        28.31%                  81.33%(1)

Pacific Opportunities Fund                 2.76%                  35.04%(1)

Greater Europe Growth Fund                25.11%                  46.11%(2)

Emerging Markets Growth Fund                 --%                   7.08%(3)

         (1) For the period beginning December 8, 1992 (commencement of operations for Latin America Fund and Pacific Opportunities
                  Fund).

         (2) For the period beginning October 10, 1994 (commencement of operations for Greater Europe Growth Fund).

         (3)      For  the  period  beginning  May  8,  1996   (commencement  of
                  operations for Emerging Markets Growth Fund).

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change

         Capital change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of the Funds' performance are historical and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Funds' expenses.

Comparison of Portfolio Performance


         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         Because some or all each Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which either Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  International Finance Corporation's Latin America Investable
                    Total Return Index

                  Morgan Stanley Capital International World Index J.P. Morgan Global Traded Bond Index
                  Salomon Brothers World Government Bond Index
                  NASDAQ Composite Index
                  Wilshire 5000 Stock Index

         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:


American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

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

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.


Taking a Global Approach

         Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

         The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

         Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

         Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

         International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

Scudder's 30% Solution

         The 30 Percent Solution -- A Global Guide for Investors Seeking Better Performance With Reduced Portfolio Risk is a booklet, created by Scudder, to convey its vision about the new global investment dynamic. This dynamic is a result of the profound and ongoing changes in the global economy and the financial markets. The booklet explains how Scudder believes an equity investment portfolio with up to 30% in international holdings and 70% in domestic holdings can improve long-term performance while simultaneously helping to reduce overall risk.


                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' prospectuses.)

         The Corporation was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the United States through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

         The authorized capital stock of the Corporation consists of 400 million shares of a par value of $.01 each, all of one class and all having equal rights as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Corporation's capital stock is comprised of four series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December, 1992, Scudder Greater Europe Growth Fund, organized in August, 1994 and Emerging Markets Growth Fund, organized in May 1996. Each series consists of 100 million shares. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

         The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. The assets of the Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Directors, in their discretion, may authorize the division of shares of the Corporation (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Directors have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Corporation first to obtain an exemptive order of the SEC) nor of changing the method of distribution of shares of the Fund.

         The Corporation's Amended and Restated Certificate of Incorporation (the "Articles") provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Maryland law currently provides that Directors shall be immune from liability for any action taken by them in good faith, in a manner reasonably believed to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The Articles and the By-Laws provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation consistent with applicable law. Nothing in the Articles or the By-Laws protects or indemnifies a Director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in the Funds' prospectuses.)

         Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to the Funds. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, the Adviser introduced the Scudder International Fund, the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. As of September 30, 1996, the Adviser was responsible for managing more than $20 billion in non-U.S. securities, including approximately $3 billion in Latin American debt and equity securities and $4 billion in Pacific Basin debt and equity securities. The Adviser manages a number of offshore and U.S. investment companies that invest in all or select regions of Latin America and the Pacific Basin.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.


         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which a Fund may invest, the conclusions and investment decisions of the Adviser with respect to a Fund are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.

         The Investment Management Agreements between the Corporation, on behalf of Latin America Fund and Pacific Opportunities Fund, on behalf of Greater Europe Growth Fund and on behalf of Emerging Markets Growth Fund and the Adviser were last approved by the Directors on September 4, 1996. The Agreements (collectively, the "Agreements") are dated December 8, 1992, October 10, 1994 and May 8, 1996, respectively and will continue in effect until September 30, 1997 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of each Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of their assignment.

         Under the Agreements, the Adviser regularly provides a Fund with continuing investment management for a Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to a Fund's Articles, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of each Fund may from time to time establish.

         Under the Agreements, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget;
processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of their business, subject to the direction and control of the Directors.

         The Adviser pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees of the Adviser as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.


         For these services Latin America Fund pays the Adviser an annual fee equal to 1.25% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Agreements provide that if a Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease a Fund's expenses and improve its performance. During the fiscal years ended October 31, 1994, 1995 and 1996, these agreements resulted in a reduction of management fees paid by the Latin America Fund of $229,325, $216,058 and $0, respectively. During the fiscal years ended October 31, 1994, 1995 and 1996, the Adviser imposed a portion of its management fees amounting to $7,169,711, $7,166,386 and $7,493,637, respectively, of which $663,863 is unpaid at October 31, 1996.

         For these services Pacific Opportunities Fund pays the Adviser an annual fee equal to 1.10% of the Fund's average daily net assets payable monthly, provided the Fund will make interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended October 31, 1994, 1995 and 1996, the fees imposed amounted to $4,662,015, $4,590,699 and $4,235,329, respectively, of which $312,093 is unpaid at October 31, 1996.

         For these services Greater Europe Growth Fund pays the Adviser a fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal years ended October 31, 1995 and 1996, the Adviser did not impose all of its management fee amounting to $274,656 and $305,892, respectively. For the fiscal years ended October 31, and 1995 and 1996, the Adviser did not impose all of its management fee amounting to $274,656 and $305,892, respectively.

         For these services Emerging Markets Growth Fund pays the Adviser a fee equal to 1.25% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser has agreed until February 28, 1998 to maintain the total annualized expenses of the Fund at no more than 2.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1996, the Adviser did not impose all of its management fee amounting to $215,973.


         Under the Agreements the Funds are responsible for all of their other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Funds who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Funds may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Funds with respect thereto. The custodian agreement provides that the Custodian shall compute the net asset value. Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

         Each Agreement requires the Adviser to reimburse that Fund for all or a portion of advances of its management fee to the extent annual expenses of a Fund (including the management fee stated above) exceed the limitations prescribed by any state in which such Fund's shares are offered for sale. Management has been advised that, while most states have eliminated expense limitations, the lowest of such limitations is presently 2 1/2% of average daily net assets up to $30 million, 2% of the next $70 million of average daily net assets and 1 1/2% of average daily net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations. Any such fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of the Funds' fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year to date expenses to exceed the cumulative pro rata expense limitations at the time of such payment.

         The Agreements also provide that the Funds may use any name derived from the name "Scudder, Stevens & Clark" only as long as an Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of the Agreements and in discussions with the Adviser concerning such Agreements, the Directors of the Corporation who are not "interested persons" of the Adviser are represented by independent counsel at the Funds' expense.

         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Directors of the Corporation may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Corporation      Occupation**                       Services, Inc.
-----------                           ----------------      ------------                       --------------
Daniel Pierce +@*                     Chairman of the       Chairman of the Board and          Vice President,
                                      Board and Director    Managing Director of Scudder,      Director & Assistant
                                                            Stevens & Clark, Inc.              Treasurer

Nicholas Bratt #@*                    President and         Managing Director of Scudder,      --
                                      Director              Stevens & Clark, Inc.

Paul Bancroft III                     Director              Venture Capitalist and            --
79 Pine Lane                                                Consultant to Bessemer
Box 6639                                                    Securities Corporation;
Snowmass Village, CO  81615                                 President, Chief Executive
                                                            Officer and Director, Bessemer
                                                            Securities Corporation (until
                                                            1988)

Thomas J. Devine                      Director              Consultant                         --
149 East 73rd Street
New York, NY 10021

Keith R. Fox                          Director              President, Exeter Capital          --
10 East 53rd Street                                         Management Corporation
New York, NY 10022

William H. Gleysteen, Jr.             Director              President, The Japan Society,      --
390 Riverside Drive, Apt. 4E                                Inc. (1989 to present); Vice
New York, NY  10025                                         President of Studies, Council on
                                                            Foreign Relations (1986-1989)

Dudley H. Ladd+                       Director              Managing Director of Scudder,      --
                                                            Stevens & Clark, Inc.

William H. Luers                      Director              President, The Metropolitan        --
The Metropolitan Museum of Art                              Museum of Art (1986 to present)
1000 Fifth Avenue
New York, NY  10028

Dr. Wilson Nolen                      Director              Consultant (1989 to present);      --
1120 Fifth Avenue 410-B                                     Corporate Vice President,
New York, NY  10128                                         Becton, Dickinson & Company,
                                                            (manufacturer of medical and
                                                            scientific products) until 1989

                                       59

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Corporation      Occupation**                       Services, Inc.
-----------                           ----------------      ------------                       --------------

Kathryn L. Quirk #                    Director,             Managing Director of Scudder,      Vice President
                                      Vice President and    Stevens & Clark, Inc.
                                      Assistant Secretary

Dr. Gordon Shillinglaw                Director              Professor Emeritus of             --
196 Villard Avenue                                          Accounting, Columbia University
Hastings-on-Hudson, NY 10706                                Graduate School of Business

Robert W. Lear                        Honorary Director     Executive-in-Residence, Visiting   --
429 Silvermine Road                                         Professor, Columbia University
New Canaan, CT 06840                                        Graduate School of Business

Robert G. Stone, Jr.                  Honorary Director     Chairman of the Board and          --
405 Lexington Avenue                                        Director, Kirby Corporation,
New York, NY 10174                                          (marine transportation, diesel
                                                            repair and property and casualty
                                                            insurance in Puerto Rico)

Elizabeth J. Allan#                   Vice President        Principal of Scudder, Stevens &    --
                                                            Clark, Inc.

Joyce E. Cornell                      Vice President        Principal of Scudder, Stevens &    --
                                                            Clark, Inc.

Carol L. Franklin#                    Vice President        Principal of Scudder, Stevens &    --
                                                            Clark, Inc.

Edmund B. Games, Jr. +                Vice President        Principal of Scudder, Stevens &   --
                                                            Clark, Inc.

Jerard K. Hartman #                   Vice President        Managing Director of Scudder,      --
                                                            Stevens & Clark, Inc.

William E. Holzer #                   Vice President        Managing Director of Scudder,      --
                                                            Stevens & Clark, Inc.

Thomas W. Joseph +                    Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer &
                                                                                               Assistant Clerk

David S. Lee +                        Vice President and    Managing Director of Scudder,      President, Assistant
                                      Assistant Treasurer   Stevens & Clark, Inc.              Treasurer and Director

Thomas F. McDonough +                 Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Secretary             Clark, Inc.


                                       60

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Corporation      Occupation**                       Services, Inc.
-----------                           ----------------      ------------                       --------------

Pamela A. McGrath +                   Vice President and    Managing Director of Scudder,      --
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell #                 Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.

Richard W. Desmond #                  Assistant Secretary   Vice President of Scudder,         Vice President
                                                            Stevens & Clark, Inc.

* Messrs. Bratt, Padegs and Pierce are considered by each Fund and its counsel to be persons who are "interested persons" of the Adviser or of the Fund within the meaning of the 1940 Act, as amended.
** Unless otherwise stated, all officers and directors have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
@ Mr. Padegs is a member of the Executive Committee which may exercise substantially all of the powers of the Board of Directors when it is not in session.
+         Address:  Two International Place, Boston, Massachusetts 02110
#         Address:  345 Park Avenue, New York, New York 10154


         As of January 31, 1997, all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of Latin America Fund, 373,492 shares, or 1.87% of the shares of Pacific Opportunities Fund, 165,506 shares, or 1.78% of the shares of Greater Europe Growth Fund and 386,252 shares, or 4.33% of the shares of Emerging Markets Growth Fund on such date.

         Certain accounts for the which the Adviser acts as investment adviser owned 1,934,263 shares in the aggregate, or 9.69% of the outstanding shares of Pacific Opportunities Fund on January 31, 1997. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         Certain accounts for the which the Adviser acts as investment adviser owned 2,374,425 shares in the aggregate, or 26.63% of the outstanding shares of Emerging Markets Growth Fund on January 31, 1997. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         As of January 31, 1997, 1,284,397 shares in the aggregate, 6.44% of the outstanding shares of Pacific Opportunities Fund were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of January 31, 1997, 1,368,770 shares in the aggregate, 14.72% of the outstanding shares of Greater Europe Growth Fund were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of January 31, 1997, 791,766 shares in the aggregate, 8.52% of the outstanding shares of Greater Europe Growth Fund were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015-1987, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         To the best of each Fund's knowledge, as of January 31, 1997 no person owned beneficially more than 5% of a Fund's outstanding shares, except as stated above.


         The Directors and officers of the Corporation also serve in similar capacities with other Scudder funds.

                                  REMUNERATION


         Several of the officers and Directors of the Corporation may be officers or employees of the Adviser, Scudder Service Corporation, Scudder Trust Company or of Scudder Investor Services, Inc. and participate in the fees paid by the Corporation. The Corporation pays no direct remuneration to any officer of the Corporation. However, each of the Corporation's Directors who is not affiliated with the Adviser will be paid by the Corporation. Each of these unaffiliated Directors receives an annual director's fee of $4,000 from the Fund and fees of $400 for each attended Directors meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Funds and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting other than those set forth above. For the fiscal year ended October 31, 1996, Latin America Fund paid such Directors $318,478, Pacific Opportunities Fund paid such Directors $67,863, Greater Europe Growth Fund paid such Directors $67,944, and Emerging Markets Growth Fund paid such Directors $36,072.


The following Compensation Table provides, in tabular form, the following data.

Column (1) All Directors who receive compensation from the Corporation.
Column (2) Aggregate compensation received by a Director from all the series of the Corporation.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. Scudder International Fund, Inc. does not pay its Directors such benefits.
Column (5) Total compensation received by a Director from the Corporation, plus compensation received from all funds managed by the Adviser for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the board of a closed-end fund is greater than the compensation received by a Director for serving on the board of an open-end fund.

                                                   Compensation Table
                                          for the year ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
           (1)                              (2)                         (3)                (4)               (5)
                                Aggregate Compensation from
                             Scudder International Fund, Inc.
                            (consisting of five funds: Scudder                                              Total
                             International Fund, Scudder Latin       Pension or                       Compensation From
                               America Fund, Scudder Pacific         Retirement                            Scudder
                                Opportunities Fund, Scudder       Benefits Accrued     Estimated       International
                            Greater Europe Growth Fund and        As Part of Fund        Annual         Fund, Inc. and
     Name of Person,        Scudder Emerging Markets Growth           Complex         Benefits Upon   Fund Complex Paid
         Position                         Fund)                       Expenses         Retirement        to Director
-----------------------------------------------------------------------------------------------------------------------
Paul Bancroft III,                        $41,486                       N/A                N/A             $143,358
Director                                                                                                  (16 funds)

Thomas J. Devine,                         $44,086                       N/A                N/A             $156,058
Director                                                                                                  (18 funds)

Keith R. Fox                              $43,486                       N/A                N/A              $87,508
Director                                                                                                  (10 funds)

William H. Gleysteen,                     $44,086                     $4,133*             $3,000           $130,336
Jr., Director                                                                                             (13 funds)

                                       62

-----------------------------------------------------------------------------------------------------------------------
           (1)                              (2)                         (3)                (4)               (5)
                                Aggregate Compensation from
                             Scudder International Fund, Inc.
                            (consisting of five funds: Scudder                                              Total
                             International Fund, Scudder Latin       Pension or                       Compensation From
                               America Fund, Scudder Pacific         Retirement                            Scudder
                                Opportunities Fund, Scudder       Benefits Accrued     Estimated       International
                            Greater Europe Growth Fund and        As Part of Fund        Annual         Fund, Inc. and
     Name of Person,        Scudder Emerging Markets Growth           Complex         Benefits Upon   Fund Complex Paid
         Position                         Fund)                       Expenses         Retirement        to Director
-----------------------------------------------------------------------------------------------------------------------

William H. Luers,                         $43,486                       N/A                N/A             $100,486
Director                                                                                                  (11 funds)

Dr. Wilson Nolen,                         $45,086                       N/A                N/A             $165,608
Director                                                                                                  (17 funds)

Dr. Gordon Shillinglaw,                   $45,086                       N/A                N/A             $119,918
Director                                                                                                  (19 funds)

Robert G. Stone, Jr.,                       $0                        $6,788*             $6,000            $12,272
Honorary Director                                                                                          (2 funds)


* Retirement benefits accrued and proposed to be paid as additional compensation for serving on the Board of the Japan Fund, Inc.

                                   DISTRIBUTOR

         The Corporation has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Corporation's underwriting agreement dated July 15, 1985 will remain in effect until September 30, 1997 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund. The underwriting agreement was last approved by the Directors on September 4, 1996.

         Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Note: Although each Fund does not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, a Fund would also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, were adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

                                      TAXES

      (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information,
             Tax identification number" in the Funds' prospectuses.)

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

        If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, that Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by a Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between the shareholder's pro rata share of such gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are not expected to comprise a substantial part of a Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


         An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.


         Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Each Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by a Fund to foreign countries (which taxes relate primarily to investment income). Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by a Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in a Fund's portfolio similar to the property underlying the put option. If a Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes that Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the relevant Fund.

         Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

         Subchapter M of the Code requires each Fund to realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Each Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that a Fund may undertake may be limited.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes that Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to that Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund's investment company taxable income and net capital gain which, to the extent distributed by that Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, a Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Each Fund may make an election with respect to those foreign investment companies which provide a Fund with the required information.

         If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by a Fund in a written notice to shareholders.

         Each Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 20% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

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

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for each Fund through the Distributor which in turn places orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Funds for this service.

Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Funds' portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions) size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Funds. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of a Fund. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Each Fund's purchases of securities which are traded in the over-the-counter market are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Such trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information will be used by the Adviser in connection with each Fund.
Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Funds.

         Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions through the Funds' custodian and a credit will be given against the custodian fee due to the custodian equal to one-half of the commission on any such transaction.


         For the fiscal years ended October 31, 1994, 1995 and 1996 Latin America Fund paid brokerage commissions of $1,959,556, $1,422,389 and $789,007, respectively. For the fiscal year ended October 31, 1996, $472,379 (60%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $140,363,059 (57%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.

         For the fiscal years ended October 31, 1994, 1995 and 1996 Pacific Opportunities Fund paid brokerage commissions of $2,485,807, $3,060,256 and $3,845,527, respectively. For the fiscal year ended October 31, 1996, $1,988,294 (52%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $313,196,237 (41%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.

         For the fiscal years ended October 31, 1995 and 1996, Greater Europe Growth Fund paid brokerage commissions of $301,682 and $297,035, respectively. For the fiscal year ended October 31, 1996, $222,820 (75%) of the total brokerage commissions paid by the Fund resulted in orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $71,301,634 (66%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.

         For the fiscal year ended October 31, 1996, Emerging Markets Growth Fund paid brokerage commissions of $468,942. For the fiscal year ended October 31, 1996, $464,443 (99%) of the total brokerage commissions paid by the Fund resulted in orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The amount of such transactions aggregated $68,224,225 (86%) of all brokerage transactions. Such brokerage was not allocated to any particular brokers or dealers or with any regard to the provision of market quotations for purposes of valuing the Fund's portfolio or to any other special factors.


         The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         Latin America Fund's average annual portfolio turnover rate, i.e. the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less), for the fiscal years ended October 31, 1994, 1995 and 1996 was 22.4%, 39.5% and 22.4%,
respectively. For the fiscal years ended October 31, 1994, 1995 and 1996, Pacific Opportunities Fund had a portfolio turnover rate of 38.5%, 64.0% and 95.4%, respectively. For the fiscal years ended October 31, 1995 and 1996, Greater Europe Growth Fund had a portfolio turnover rate of 27.9% and 39.0%, respectively. For the fiscal year ended October 31, 1996, Emerging Markets Growth Fund had a portfolio turnover rate of 19.5%. Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds' shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet the Funds' objectives.

                                 NET ASSET VALUE

         The net asset value of shares of a Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Funds' Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of each Fund included in the Funds' prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Other Information

         Many of the investment changes in each Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The CUSIP number of Latin America Fund is 811165 20 8.

         The CUSIP number of Pacific Opportunities Fund is 811165 30 7.

         The CUSIP number of Greater Europe Growth Fund is 811165 40 6.

         The CUSIP number of Emerging Markets Growth Fund is 811165 50 5.

         Each Fund has a fiscal year end of October 31.

         Dechert Price & Rhoads acts as general counsel for the Funds.

         Each Fund employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 as Custodian. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

         Costs of $80,462 and $58,141 incurred by Latin America Fund and Pacific Opportunities Fund, respectively, in conjunction with their organization are amortized over the five year period beginning December 8, 1992.


         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, a subsidiary of the Adviser, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Funds pay Service Corporation an annual fee of $17.55 per shareholder account which is $8.05 for its services as transfer and dividend paying agent and $9.50 for its services as shareholder service agent. For the fiscal year ended October 31, 1996, Latin America Fund incurred charges of $1,514,806 of which $122,144 is unpaid at October 31, 1996. For the fiscal year ended October 31, 1996, Pacific Opportunities Fund incurred charges of $843,600 of which $63,272 is unpaid at October 31, 1996. For the fiscal year ended October 31, 1996, Greater Europe Growth Fund incurred charges of $177,772 of which $18,156 was unpaid at October 31, 1996. For the fiscal year ended October 31, 1996, Emerging Markets Growth Fund incurred charges of $65,697 and the amount not imposed amounted to $58,166, of which $7,531 is unpaid at October 31, 1996.

         Annual service fees are paid by each Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts, 02110-4103, an affiliate of the Adviser, for certain retirement plan accounts. Each Fund pays Scudder Trust Company an annual fee of $17.55 per shareholder account. For the fiscal years ended October 31, 1995 and 1996, Latin America Fund incurred fees of $0 and $5,093, respectively, Pacific Opportunities Fund incurred fees of $26,282 and $38,626, respectively, and Greater Europe Growth Fund incurred fees of $931 and $9,227, respectively, and for the fiscal year ended October 31, 1996, Emerging Markets Growth Fund incurred a fee of $1,553.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset values for the Funds. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.04% of such assets in excess of $150 million and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended October 31, 1996, Latin America Fund incurred a fee of $318,478, Pacific Opportunities Fund incurred a fee of $233,855, Greater Europe Growth

Fund incurred a fee of $66,529 and Emerging Markets Growth Fund incurred a fee of $34,122.


         The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Latin America Fund

         The financial statements, including the Investment Portfolio of Latin America Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

Pacific Opportunities Fund

         The financial statements, including the Investment Portfolio of Pacific Opportunities Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

Greater Europe Growth Fund

         The financial statements, including the Investment Portfolio of Greater Europe Growth Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

Emerging Markets Growth Fund

         The financial statements, including the Investment Portfolio of Emerging Markets Growth Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1996, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

         S&P:

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Scudder
Latin America
Fund

Annual Report

October 31, 1996

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a portfolio investing primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER   (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  21  Report of Independent Accountants
  22  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief


o Scudder Latin America Fund provided a strong 28.31% total return for the period, compared with a 19.26% return for in the unmanaged International Finance Corporation's Latin America Investable Total Return Index.


o Economic recovery and falling inflation rates throughout the region provided a favorable investment environment for Scudder Latin America Fund.

o The Fund's relatively heavy weightings in Argentina and Brazil, two of the best performing stock markets in Latin America, contributed significantly to the Fund's superior performance.


                         2 - Scudder Latin America Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

     As detailed in the portfolio management discussion that follows, Scudder Latin America Fund provided a solid return of 28.31% for the 12-month period ended October 31, 1996, against a favorable backdrop of economic recovery and falling inflation rates throughout the region. With economic growth in Latin America expected to rise and the inflation rate projected to fall, we continue to believe in Latin America's long-term investment potential.

     Finally, we'd like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. Most recently, we introduced the Scudder Pathway Series, a collection of four portfolios -- Conservative, Growth, Balanced, and International -- each of which includes five or more Scudder Funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Latin America Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Latin America Fund

                         3 - Scudder Latin America Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER LATIN AMERICA FUND
--------------------------------------
1 Year    $12,831    28.31%   28.31%
Life of
Fund*     $18,133    81.33%   16.49%

--------------------------------------
IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
--------------------------------------
1 Year    $11,926    19.26%   19.26%
Life of
Fund*     $14,104    41.04%    9.39%
--------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER LATIN AMERICA FUND
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,560
10/93          $14,728
4/94           $16,604
10/94          $19,651
4/95           $13,558
10/95          $13,567
4/96           $16,623
10/96          $17,407

IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,350
10/93          $13,434
4/94           $15,495
10/94          $18,903
4/95           $12,114
10/95          $11,826
4/96           $13,816
10/96          $14,104


The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven
Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1993*    1994    1995    1996
                     ----------------------------------------------------------
NET ASSET VALUE...   $18.41   $24.44  $16.22  $20.63
INCOME DIVIDENDS..   $ --     $  .06  $  --   $  .15
CAPITAL GAINS
DISTRIBUTIONS.....   $ --     $  .06  $  .73  $  --
FUND TOTAL
RETURN (%)........    53.42**  33.43  -30.96   28.31
INDEX TOTAL
RETURN (%)........    28.72    48.17  -37.44   19.26


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.
**Total return does not reflect the effect of the applicable redemption fees.


                         4 - Scudder Latin America Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                             48%
Mexico                             25%
Argentina                          21%
Peru                                2%
Chile                               2%
Colombia                            2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's strong weightings in Argentina, Mexico,
and Brazil contributed greatly to performance.
--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                          24%
Energy                                    17%
Communications                            16%
Utilities                                 11%
Manufacturing                             10%
Financial                                 10%
Consumer Discretionary                     5%
Other                                      7%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The burgeoning middle class in many Latin American
countries has translated into strong prospects for
many companies in the consumer staples sector.
Currently, this sector represents the largest
Fund weighting.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(44% OF PORTFOLIO)
--------------------------------------------------------------------------
1. PETROLEO BRASILEIRO S.A.
   Petroleum company
2. PEREZ COMPANC S.A.
   Industrial conglomerate in Argentina
3. COMPANHIA ENERGETICA DE MINSA GERAIS
   Electric power utility in Brazil
4. COMPANHIA CERVEJARIA BRAHMA S/A
   Leading beer producer and distributor in Brazil
5. TELEFONOS DE MEXICO S.A. DE C.V.
   Telecommunication services
6. BANK ITAU S.A.
   Bank in Brazil
7. YPF S.A.
   Petroleum company in Argentina
8. TELECOMUNICACOES DE SAO PAULO S.A.
   Telecommunication services in Brazil
9. CENTRAIS ELETRICAS BRASILEIRAS S/A
   Electric utility
10.KIMBERLY CLARK DE MEXICO S.A. DE C.V.
   Consumer paper producers and newsprint

Nine companies remain in the top 10 holdings
since our last report, a reflection of our
commitment to quality companies with strong
long-term profit potential.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder Latin America Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Latin America Fund enjoyed a solid recovery from the depressed valuations prevailing at the end of last year. At the end of its October 31, 1996 fiscal year, the Fund's net asset value had increased to $20.63 per share, a 28.31% total investment return for the period. This compares favorably with the 19.26% increase in the unmanaged International Finance Corporation's Latin America Investable Total Return Index.

                           Favorable Economic Backdrop

Economic recovery and falling inflation rates throughout the region provided a favorable backdrop for Scudder Latin America Fund during the period. The InterAmerica Development Bank estimates a 3% rate of economic growth this year for Latin America versus 1995's modest 0.7% rate of expansion. The median inflation rate is projected to fall from 13% to 11%.

The portfolio management team's estimates of economic growth for each of the major Latin American countries are consistent with the InterAmerica Development Bank's projections. According to these estimates, Venezuela should be the only important country to suffer a decline in real economic activity. That country's laggard performance in the face of growth elsewhere was probably influential in persuading the Caldera government to abandon its populist policies in favor of a more orthodox stabilization program.

 ======================================================
 Economic Growth Forecasts (GDP)
 ------------------------------------------------------

   Country            1995        1996*      1997*
 ------------------------------------------------------

   Argentina         (4.4%)       2-3%        3-4%

   Brazil             4.2         3-4         4-5

   Chile              8.2         6-7         6-7

   Colombia           5.3         2-3         3-4

   Mexico            (7.2)        3-4         4-5

   Peru               6.7         3-4         4-5

   Venezuela          2.2        (2-3)        2-3
 ======================================================

* Estimated. Estimates may prove inaccurate and, even if accurate, may not correlate with market activity. Source: Scudder Latin America Group.

                               Most Markets Rally

Latin American stock markets no longer move in lockstep to the beat of such regional themes as privatization, free trade, and capital markets reform. Since the 1994 Mexican peso devaluation, investors have focused on such country-specific factors as exchange rates and current account deficits, which can have a material impact on the performance of an individual market but not necessarily on Latin American markets as a group. The variability of investment returns across the region is shown in the table on the following page.

                         6 - Scudder Latin America Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

 Investment Returns in Latin American
 Stock Markets

CHART PERIOD:

 for the 12 months ended October 31, 1996

CHART DATA:

Argentina                        +34.5%
Brazil                           +26.8%
Chile                             -1.9%
Colombia                         +14.2%
Mexico                           +22.1%
Peru                             +14.5%
Venezuela                        +29.8%
IFC Latin America                +19.3%
Investable Index

Source: IFC Emerging Markets Database. Past performance is no indication of future results.

The two best performing stock markets during the Fund's fiscal year were Argentina and Venezuela. In both cases, investment returns represented a recovery from previously oversold markets. This is particularly true in the case of Venezuela, which has now reactivated its privatization program, abandoned currency and exchange rate controls, and turned towards free markets. Windfall revenues from petroleum sales have facilitated the government's reform program.

Argentina continues to confound investors with its determination to stay the course with the peso-dollar convertibility program. The peso has been maintained at a parity with the dollar despite the shocks of Finance Minister Cavallo's departure from government and a high unemployment rate. Peru's market has been pressured by an easing of the mining boom and the Fujimora government's engineering of an economic slowdown in order to deal with a rapid increase in the current account deficit.

Chile was the only significant country in Latin America whose stock market actually declined during the Fund's fiscal year. It may seem paradoxical that the best managed economy should be the only one to miss the year's rally. Investment valuations in Chile have been comparatively rich for some time, however, and stocks could not compete against the distressed valuations prevailing elsewhere in the region.

Both the Brazilian and Mexican stock markets outperformed the IFC Latin America Index. In these instances, returns were mainly attributable to the performance of a small number of important industry groups, such as the electric utility and telecommunications stocks in Brazil and export companies and consumer consumption plays in Mexico.

The following table shows the Fund's country allocations at the end of its fiscal year. For comparison purposes, we also show the country weightings for the unmanaged IFC Latin America Investable Index.

                         7 - Scudder Latin America Fund

                          Fund           IFC Index
   Country             Weighting*        Weighting
   -------             ----------        ---------

   Argentina                21%              11%

   Brazil                   48%              36%

   Chile                     2%              18%

   Colombia                  2%               3%

   Mexico                   25%              27%

   Peru                      2%               3%

   Venezuela                 0%               2%

* Excludes Fund's assets in cash equivalents.

The portfolio's overweight position in Argentina and underweight exposure to Chilean securities contributed to outperformance versus the IFC benchmark index. Country allocations are declining in importance with respect to explaining investment performance, due to the diversification of many leading companies across geographical boundaries. The development of regional trading arrangements such as Mercosur and NAFTA has hastened the diversification process.

                           Scudder Latin America Fund:
                          A Team Approach to Investing

  Scudder Latin America Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Ed joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Tara, who joined the Fund's team in 1996, has nine years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Paul joined Scudder in 1994 and has over 10 years of investment experience.




                         8 - Scudder Latin America Fund

                            An Eye Towards the Future


The portfolio is constructed and managed with an eye towards company-specific valuation considerations, although industry themes have played a prominent role in portfolio allocations. The Fund's important investments in the telecommunications and beverage industries are a case in point.

A common characteristic of most of the companies in the portfolio is a low level of debt. This is important because cash flow is not encumbered with an obligation to take care of the lender and can be spent on new plant and equipment to benefit the owners of the business. The successful attack on high rates of inflation throughout Latin America is beginning to tip the balance in favor of savings and investment, and we believe companies with comparatively low balance sheet leverage will be the major beneficiaries.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney
Edmund B. Games, Jr.             Tara C. Kenney

/s/Paul H. Rogers
Paul H. Rogers


                         9 - Scudder Latin America Fund

                                  INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1996

                                                                               PRINCIPAL       MARKET
                                                                             AMOUNT(U.S.$)    VALUE($)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 4.9%
------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  10/31/96 at 5.52%, to be repurchased at $30,583,689 on 11/1/96, collateralized by a $26,434,000 U.S. Treasury Note, 8.75%,
  11/15/08 (Cost $30,579,000) ..........................................     30,579,000     30,579,000

                                                                               SHARES
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 95.1%
------------------------------------------------------------------------------------------------------
ARGENTINA 19.9%
Astra CAPSA (Petroleum company) ........................................      6,783,630     12,212,367
BI S.A. "A" (Venture capital company)(b) ...............................      3,000,000      3,267,900
Bagley y Cia Ltd. S.A. "B" (Producer of cookies and biscuits) ..........      2,888,651      6,789,348
Buenos Aires Embotelladora S.A. "B" (ADR) (Soft drink bottler
  and distributor) .....................................................        112,000        630,000
Central Costanera "B" (Electric utility) ...............................        684,545      2,149,794
Nobleza Piccardo (Tobacco company) .....................................      1,547,276      5,416,278
Perez Companc S.A. "B" (Industrial conglomerate) .......................      4,602,440     29,229,878
Quilmes Industrial S.A. (Leading beer distributor) .....................        827,000      8,425,063
Quilmes Industrial S.A. (ADR) ..........................................        518,500      5,444,250
Telecom Argentina S.A. "B" (Telecommunication services) ................      1,701,099      6,422,612
Telecom Argentina S.A. (ADR) ...........................................        115,000      4,341,250
Telefonica de Argentina (ADR) (Telecommunication services) .............        205,000      4,766,250
Telefonica de Argentina S.A. "B" .......................................      2,742,068      6,389,977
Transportadora de Gas del Sur "B" (Natural gas utility) ................         40,000        465,000
YPF S.A. "D" (ADR) (Petroleum company) .................................      1,200,000     27,300,000
                                                                                           -----------
                                                                                           123,249,967
                                                                                           -----------
BRAZIL 46.7%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ........        560,800      4,486,400
Banco Bradesco S.A. (pfd.) (Commercial bank) ...........................  2,291,277,111     19,536,293
Banco Itau S.A. (pfd.) (Bank) ..........................................     63,079,600     27,321,805
COPENE Petroquimica do Nordeste S.A. "A" (pfd.) (Leading
  producer of petrochemicals) ..........................................      3,600,000      1,378,820
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) .......     72,000,000     23,336,578
Companhia Cervejaria Brahma (pfd.) (Leading beer producer
  and distributor) .....................................................     45,526,569     28,138,380
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ...    900,875,000     28,672,973
Companhia Paranaense de Energia (voting) (Electric utility) ............    455,200,400      4,696,442
Companhia Paulista de Forca e Luz* (Electric power utility) ............     46,310,000      4,260,033
Companhia Petroquimica do Sul S.A. (voting) (Chemical producer) ........     53,808,000      2,854,327
Companhia Souza Cruz Industria e Comercio (voting)
  (Holding company: cigarettes and tobacco, fiber cellulose) ...........        321,500      1,933,882



    The accompanying notes are an integral part of the financial statements.

                         10 - Scudder Latin America Fund

                                                                                               MARKET
                                                                                 SHARES       VALUE($)
------------------------------------------------------------------------------------------------------
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) ....        1,774,840      4,577,892
Companhia Vale do Rio Doce (pfd.) (Diverse mining and
  industrial complex) ................................................          961,800     19,752,755
Empresa Brasileira de Compressores S.A. (pfd.)
  (Manufacturer of electrical equipment)(b) ..........................        3,002,000      1,636,286
Industrias Klabin de Papel e Celulose S/A (pfd.) (Producer of
  papers and paper products, newsprint, and cardboard boxes) .........        4,581,000      4,548,005
Investimentos Itau S/A (Diversified holding company, involved
  in finance, chemicals, electronics, wood products) .................        4,359,000      3,436,626
Lojas Americanas S.A. (pfd.) (Discount department store chain) .......       90,667,360      1,425,227
Lojas Americanas S.A. (voting) (Discount department store chain) .....      232,308,380      3,277,506
Petroleo Brasileiro S.A .(pfd.) (Petroleum company) ..................      237,000,000     30,680,358
S/A White Martins (voting) (Chemical company) ........................    9,463,146,120     14,645,126
Sadia Concordia S/A (pfd.) (Processed poultry, pork and beef) ........        9,164,000      6,154,526
Telecomunicaoees Brasileiras S.A. (ADR)
  (Telecommunication services) .......................................          115,000      8,567,500
Telecomunicaoees de Sao Paulo S.A. (pfd.) (Telecommunication
  services) ..........................................................      140,410,000     25,693,089
Telecomunicaoees do Parana S/A (pfd.) (Telecommunication services) ...        9,274,986      4,233,958
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat
  products and electrolytic galvanized products) .....................   13,300,000,000     13,980,923
                                                                                          ------------
                                                                                           289,225,710
                                                                                          ------------
CHILE 1.5%
Compania de Telefonos de Chile, S.A. (ADR)
  (Telecommunication services) .......................................           50,000      4,931,250
Enersis S.A. (ADR) (Generator and distributor of electricity
  in Chile and Argentina) ............................................          100,000      2,937,500
Maderas y Sinteticos S.A. (ADR) (Manufacturer of particle
  board and veneers) .................................................          100,500      1,432,125
                                                                                          ------------
                                                                                             9,300,875
                                                                                          ------------
COLOMBIA 1.5%
Bavaria S/A (Producer and distributor of beer and other malt
  beverages, mineral water and soft drinks) ..........................          876,761      3,584,359
Colombiana de Tabaco S.A. (Tobacco producer) .........................          821,871      2,473,337
Compania Nacional de Chocolates* (Chocolate producer) ................          294,397      2,472,440
Industrias Alimenticias Noel (Soap and home cleaning products) .......          180,000        512,897
                                                                                          ------------
                                                                                             9,043,033
                                                                                          ------------
MEXICO 23.4%
Apasco, S.A. de C.V (Cement producer) ................................        1,100,000      6,712,329
Fomento Economico Mexicano, S.A. de C.V. "B" (Producer of
  beer and soft drinks) ..............................................        2,952,000      8,969,963
Grupo CIFRA S.A. de C.V. "C"* (Retailer) .............................       10,202,000     13,086,002
Grupo Continental, S.A. "B" (Soft drink bottler) .....................        2,902,700     10,844,458
Grupo Embotellador de Mexico SA de C.V. "B"* (Soft drink bottler) ....        6,544,500      2,445,019
Grupo Embotellador de Mexico SA de C.V.* (GDR) .......................          440,950      3,252,006



    The accompanying notes are an integral part of the financial statements.

                         11 - Scudder Latin America Fund

                                                                                               MARKET
                                                                                 SHARES       VALUE($)
------------------------------------------------------------------------------------------------------
Grupo Embotelladora Unidas SA de CV "B" (Soft drink producer) (b) ..........  2,009,134      3,002,442
Grupo Financiero Inbursa de C.V. "B" (Banking and insurance services) ......  1,147,000      3,713,823
Grupo Herdez S.A. de C.V. "A" (Producer of packaged foods) .................  7,052,000      2,142,824
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and
  other baked goods) .......................................................  1,309,000      6,487,945
Grupo Modelo SA "C" (Leading brewery) ......................................  1,450,000      7,520,859
Kimberly Clark de Mexico S.A. de C.V. "A"
  (Consumer paper products and newsprint) ..................................  1,200,000     23,163,138
Organizacion Soriana S.A. "A" de CV (Retailer) .............................  6,812,022     12,130,998
Panamerican Beverages Inc. "A" (ADR) (Soft drink bottler) ..................    320,800     13,994,900
Telefonos de Mexico S.A. de C.V. "L" (ADR)
  (Telecommunication services) .............................................    900,000     27,450,000
                                                                                           -----------
                                                                                           144,916,706
                                                                                           -----------
PERU 1.7%
Cementos Lima S.A. "T" (Cement producer) ...................................  2,006,933      2,766,576
Cerveceria Backus & Johnston S.A. "T" (Brewery) ............................  3,456,441      3,479,863
Embotelladora Latinoamericana SA* (Bottler) ................................  2,169,157      1,763,884
Industrias Pacocha S.A. "T" (Food producer) ................................  3,466,736      2,268,648
                                                                                           -----------
                                                                                            10,278,971
                                                                                           -----------

VENEZUELA 0.4%
Mavesa SA (ADR) (Food processor) ...........................................    363,750      2,318,906
------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES (Cost $509,488,096)                                                588,334,168
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $540,067,096)(a)                                618,913,168
------------------------------------------------------------------------------------------------------

----------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $548,150,657. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $70,762,511. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $121,250,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $50,487,634.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996, aggregated $12,101,728. These securities may also have certain restrictions as to resale. See Note A of the Notes to Financial Statements.

    Sector breakdown of the Fund's equity securities is noted on page 5.




    The accompanying notes are an integral part of the financial statements.

                         12 - Scudder Latin America Fund

                              FINANCIAL STATEMENTS

                                   STATEMENT OF ASSETS AND LIABILITIES
                                          AS OF OCTOBER 31, 1996


ASSETS
------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $540,067,096) (Note A) .............  $618,913,168
          Cash .......................................................................       100,836
          Foreign currency holdings, at market (identified cost $984,712) (Note A) ...       985,062
          Receivable for investments sold ............................................     3,281,587
          Receivable for Fund shares sold ............................................       135,550
          Dividends and interest receivable ..........................................     1,282,087
          Deferred organization expenses (Note A) ....................................        17,637
          Other assets ...............................................................        11,079
                                                                                        ------------
          Total assets ...............................................................   624,727,006

LIABILITIES
------------------------------------------------------------------------------------------------------------
          Payable for investments purchased ..........................................     $ 308,206
          Payable for Fund shares redeemed ...........................................       979,190
          Accrued management fee (Note C) ............................................       663,863
          Other accrued expenses (Note C) ............................................       694,741
          Other payables .............................................................       166,316
                                                                                        ------------
          Total liabilities ..........................................................     2,812,316
          ------------------------------------------------------------------------------------------
          Net assets, at market value                                                   $621,914,690
          ------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income ........................................     5,240,925
          Unrealized appreciation (depreciation) on:
              Investments ............................................................    78,846,072
              Foreign currency related transactions ..................................       (23,559)
          Accumulated net realized loss ..............................................   (73,485,196)
          Paid-in capital ............................................................   611,336,448
          ------------------------------------------------------------------------------------------
          Net assets, at market value                                                   $621,914,690
          ------------------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------------------------------------
          Net Asset Value, offering and redemption price per share ($621,914,690 /
              30,148,974 shares of capital stock outstanding, $.01 par value,           ------------
              100,000,000 shares authorized) .........................................       $20.63
                                                                                        ------------




    The accompanying notes are an integral part of the financial statements.

                         13 - Scudder Latin America Fund

                            STATEMENT OF OPERATIONS

                                            YEAR ENDED OCTOBER 31, 1996



INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
          Dividends (net of foreign taxes withheld of $1,819,576) ....................  $ 17,232,469
          Interest ...................................................................     2,236,288
                                                                                        ------------
                                                                                          19,468,757
                                                                                        ------------
          Expenses:
          Management fee (Note C) ....................................................     7,493,637
          Services to shareholders (Note C) ..........................................     1,853,610
          Custodian and accounting fees (Note C) .....................................     1,701,588
          Directors' fees and expenses (Note C) ......................................        71,483
          Reports to shareholders ....................................................       309,071
          Auditing ...................................................................        86,214
          Legal ......................................................................        30,345
          Registration fees ..........................................................        15,786
          Amortization of organization expenses (Note A) .............................        16,137
          Other ......................................................................        72,525
                                                                                        ------------
                                                                                          11,650,396
          ------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                            7,818,361
          ------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
          Net realized loss from:
          Investments ................................................................    (5,823,960)
          Foreign currency related transactions ......................................      (393,800)
                                                                                        ------------
                                                                                          (6,217,760)
                                                                                        ------------
          Net unrealized appreciation (depreciation) during the period on:
          Investments ................................................................   136,973,831
          Foreign currency related transactions ......................................       (21,461)
                                                                                        ------------
                                                                                         136,952,370
                                                                                        ------------
          Net gain on investment transactions ........................................   130,734,610
          ------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $138,552,971
          ------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         14 - Scudder Latin America Fund

                                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEARS ENDED OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                              1996              1995
------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ......................................... $   7,818,361   $   3,061,657
          Net realized loss from investment transactions ................    (6,217,760)    (68,151,320)
          Net unrealized appreciation (depreciation) on investment
            transactions during the period ..............................   136,952,370    (193,283,640)
                                                                          -------------   -------------
          Net increase (decrease) in net assets resulting
            from operations .............................................   138,552,971    (258,373,303)
                                                                          -------------   -------------
          Distributions to shareholders from:
            Net investment income .......................................    (4,560,568)             --
                                                                          -------------   -------------
            Net realized gains from investment transactions .............            --     (24,333,536)
                                                                          -------------   -------------
          Fund share transactions:
          Proceeds from shares sold .....................................   119,002,707     199,888,429
          Net asset value of shares issued to shareholders in
            reinvestment of distributions ...............................     4,261,866      23,383,847
          Cost of shares redeemed .......................................  (154,821,892)   (232,138,679)
          Redemption fees (Note A) ......................................       226,801       1,459,400
                                                                          -------------   -------------
          Net decrease in net assets from Fund share transactions .......   (31,330,518)     (7,407,003)
                                                                          -------------   -------------
          Increase (decrease) in net assets .............................   102,661,885    (290,113,842)
          Net assets at beginning of period .............................   519,252,805     809,366,647
          Net assets at end of period (including undistributed net
            investment income of $5,240,925 and $2,376,933,               -------------   -------------
            respectively) ............................................... $ 621,914,690   $ 519,252,805
                                                                          -------------   -------------

OTHER INFORMATION
------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period .....................    32,011,664      33,122,382
                                                                          -------------   -------------
          Shares sold ...................................................     6,222,218      11,349,018
          Shares issued to shareholders in reinvestment of distributions        250,550       1,285,533
          Shares redeemed ...............................................    (8,335,458)    (13,745,269)
                                                                          -------------   -------------
          Net decrease in Fund shares ...................................    (1,862,690)     (1,110,718)
                                                                          -------------   -------------
          Shares outstanding at end of period ...........................    30,148,974      32,011,664
                                                                          -------------   -------------



    The accompanying notes are an integral part of the financial statements.

                         15 - Scudder Latin America Fund

                              FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                           FOR THE PERIOD
                                                                                           DECEMBER 8, 1992
                                                                                            (COMMENCEMENT
                                                            YEARS ENDED OCTOBER 31,        OF OPERATIONS) TO
                                                                                               OCTOBER 31,
                                                      1996(a)         1995          1994          1993
------------------------------------------------------------------------------------------------------------
                                                 -----------------------------------------------------------
Net asset value, beginning of period ............     $16.22        $ 24.44        $18.41        $12.00
                                                 -----------------------------------------------------------
Income from investment operations:
Net investment income (loss) ....................        .25            .09          (.03)          .03
Net realized and unrealized gain (loss) on
  investment transactions .......................       4.30          (7.62)         6.10          6.36
                                                 -----------------------------------------------------------
Total from investment operations ................       4.55          (7.53)         6.07          6.39
                                                 -----------------------------------------------------------
Less distributions:
From net investment income ......................       (.15)            --            --            --
In excess of net investment income ..............         --             --          (.06)           --
From net realized gains on investment transactions        --           (.73)         (.06)           --
                                                 -----------------------------------------------------------
Total distributions .............................       (.15)          (.73)         (.12)           --
                                                 -----------------------------------------------------------
Redemption fees (Note A) ........................        .01            .04           .08           .02
                                                 -----------------------------------------------------------
Net asset value, end of period ..................     $20.63        $ 16.22        $24.44        $18.41
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ................................      28.31         (30.96)        33.43         53.42(c)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..........        622            519           809           261
Ratio of operating expenses, net to average
  daily net assets (%) ..........................       1.96           2.08          2.01          2.00*
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ...       1.96           2.11          2.05          2.69*
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................       1.32            .52          (.20)          .44*
Portfolio turnover rate (%) .....................       22.4           39.5          22.4           4.6*
Average commission rate paid (b) ................     $.0001        $    --        $   --        $   --

----------

(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c) Total return does not reflect the effect of the applicable redemption fees.
*   Annualized
**  Not annualized



                         16 - Scudder Latin America Fund

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $7,906,628 (1.3% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.



                         17 - Scudder Latin America Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $65,670,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, ($59,152,000) and October 31, 2004, ($6,518,000), the
respective expiration dates, whichever occurs first.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the lower of cost or the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital. Certain amounts have been reclassified in the fiscal 1995 Statement of Changes in Net Assets and in the fiscal 1993, 1994 and 1995 Financial Highlights to conform with the fiscal 1996 presentation. Effective September 5, 1996, the redemption fee will no longer be assessed.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As




                         18 - Scudder Latin America Fund
a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.


                      B. PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $125,183,079 and $122,893,871, respectively.


                               C. RELATED PARTIES

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1996, the fee pursuant to the Agreement aggregated $7,493,637, of which $663,863 is unpaid at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $1,514,806, of which $122,144 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $5,093, of which $1,458 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $318,478, of which $28,886 is unpaid at October 31, 1996.



                         19 - Scudder Latin America Fund

The Fund pays each of its Directors not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $71,483.


                        D. INVESTING IN EMERGING MARKETS


Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                               E. LINES OF CREDIT

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.




                         20 - Scudder Latin America Fund

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.



Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
December 18, 1996




                         21 - Scudder Latin America Fund

                                TAX INFORMATION


For its fiscal year ended October 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.273 per share (representing a total of $8,240,437). The total amount of taxes paid by the Fund to such countries was $.060 per share (representing a total of $1,819,576).
















                         22 - Scudder Latin America Fund

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                         23 - Scudder Latin America Fund

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                         24 - Scudder Latin America Fund

                             Officers and Directors


Daniel Pierce*
     Chairman of the Board and Director

Nicholas Bratt*
     President and Director

Paul Bancroft III
     Director; Venture Capitalist and Consultant

Thomas J. Devine
     Director; Consultant

Keith R. Fox
     Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
     Director; President, The Japan Society, Inc.

Dudley Ladd*
     Director

William H. Luers
     Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
     Director; Consultant

Juris Padegs*
     Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
     Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
     Honorary Director; Chairman of the Board and Director,
     Kirby Corporation

Robert W. Lear
     Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of
Business

Elizabeth J. Allan*
     Vice President

Joyce E. Cornell*
     Vice President

Carol L. Franklin*
     Vice President

Edmund B. Games, Jr.*
     Vice President

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

David S. Lee*
     Vice President and Assistant Treasurer

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Richard W. Desmond*
     Assistant Secretary

Coleen Downs Dinneen*
     Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.


                         25 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                         26 - Scudder Latin America Fund

                             How to Contact Scudder


Account Service and Information
-----------------------------------------------------------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
-----------------------------------------------------------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
-----------------------------------------------------------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
-----------------------------------------------------------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
-----------------------------------------------------------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds
                Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*    Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                         27 - Scudder Latin America Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER      (logo)

Scudder
Pacific
Opportunities
Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

Offers opportunities for long-term capital appreciation through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER      (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief

o Pacific Rim markets remained rocky in 1996, the result of political turbulence, weakening economic fundamentals, and shifting investor sentiment. The performance of individual markets varied widely, from a gain of 28% to a decline of more than 36%.


o Scudder Pacific Opportunities Fund provided a 2.76% total return for the 12 months ended October 31, 1996.

o The stage may now be set for an upturn, with attractive stock valuations, projected gains in corporate profit growth, and accelerating economic growth as exports pick up and as monetary policy eases.

                      2 - Scudder Pacific Opportunities Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the newly redesigned annual report for Scudder Pacific Opportunities Fund. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis through one or more of the following:
Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

     We'd like to take this opportunity to announce that Theresa Gusman has replaced Joyce Cornell on the Scudder Pacific Opportunities Fund's management team. Theresa has served since 1995 as an analyst focusing on the Pacific Basin region in Scudder's Global Equity Group. Prior to Joining Scudder, Ms.
Gusman was an equity research analyst at several other firms.

     As detailed in the portfolio management discussion that follows, fiscal year 1996 saw wide variations in the performance of Asian equities -- a disappointment for investors who participated in the rocky markets of 1994 and 1995. We look forward to the coming year with optimism and remain unshaken in our belief that the stock markets of the Pacific region embody some of the best long-term appreciation potential in the world.

     We thank you for your continued investment in Scudder Pacific Opportunities Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Pacific Opportunities Fund

                      3 - Scudder Pacific Opportunities Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------
1 Year    $10,276      2.76%   2.76%
Life of
Fund*     $13,504     35.04%   8.01%

--------------------------------------
MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
--------------------------------------
1 Year    $10,815     8.15%    8.15%
Life of
Fund*     $18,527    85.27%   17.44%

--------------------------------------
MSCI PACIFIC INDEX
(EXCLUDING JAPAN)
--------------------------------------
1 Year    $11.969    19.69%   19.69%
Life of
Fund*     $19,887    98.87%   19.66%

--------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year            Amount
----------------------
12/92          $10,000
4/93           $11,019
10/93          $13,542
4/94           $13,498
10/94          $14,757
4/95           $12,811
10/95          $13,174
4/96           $14,490
10/96          $13,538

MSCI ALL COUNTRY ASIA FREE
INDEX (EXCLUDING JAPAN)
Year            Amount
----------------------
12/92          $10,000
4/93           $11,910
10/93          $16,472
4/94           $16,806
10/94          $19,063
4/95           $16,186
10/95          $17,131
4/96           $19,977
10/96          $18,527

MSCI PACIFIC INDEX
(EXCLUDING JAPAN)
Year            Amount
----------------------
12/92          $10,000
4/93           $11,583
10/93          $15,352
4/94           $15,544
10/94          $17,031
4/95           $15,750
10/95          $16,615
4/96           $19,600
10/96          $19,887

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends reinvested and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1993*   1994    1995    1996
                     -------------------------------------------
NET ASSET VALUE...   $16.21  $17.57  $15.59  $15.93
INCOME DIVIDENDS..   $ --    $  .08  $  .10  $  .10
CAPITAL GAINS
DISTRIBUTIONS.....   $ --    $  .01  $  --   $  --
FUND TOTAL
RETURN (%)........    35.08    8.97  -10.73    2.76
INDEX TOTAL
RETURN (%)........    64.72   15.73  -10.14    8.15


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.



                     4 - Scudder Pacific Opportunities Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 4% of Cash Equivalents)
---------------------------------------------------------------------------
Hong Kong                          26%
Malaysia                           14%
Indonesia                          12%
Taiwan                             11%
Thailand                            8%
India                               7%
Korea                               6%
Singapore                           6%
Philippines                         4%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's top two country
allocations were also the region's
best performers during the period.
--------------------------------------------------------------------------
SECTORS
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 42%
Manufacturing                             10%
Durables                                   6%
Consumer Staples                           6%
Construction                               6%
Transportation                             5%
Energy                                     5%
Service Industries                         5%
Consumer Discretionary                     4%
Other                                     11%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's concentration in financial
holdings reflects the region's
overwhelming need for financing
to fund business expansion.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(29% OF PORTFOLIO)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 1. HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

 2. HSBC HOLDINGS, LTD.
    Bank in Hong Kong

 3. FIRST PACIFIC CO., LTD.
    International management and investment company in Hong Kong

 4. TELEVISION BROADCASTS, LTD.
    Television broadcasting in Hong Kong

 5. PTT EXPLORATION AND PRODUCTION CO., LTD
    Petroleum refinery in Thailand

 6. SWIRE PACIFIC LTD.
    General/trading and real estate company in Hong Kong

 7. OVERSEAS UNION BANK LTD.
    Leading bank group in Singapore

 8. BAJAJ AUTO
    Maker of two and three wheel vehicles in India

 9. RANBAXY LABORATORIES
    Pharmaceutical company in India

10. FAR EASTERN DEPARTMENT STORE
    Department store chain in Taiwan

The Fund's concentration on diversified regional
Hong Kong companies reflects our belief that these
companies will best weather any shocks associated
with the transfer of sovereignty.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 - Scudder Pacific Opportunities Fund

                         Portfolio Management Discussion

Dear Shareholders,


Scudder Pacific Opportunities Fund provided a 2.76% total return for the 12-month period ended October 31, 1996, compared with 8.15% for the unmanaged MSCI All Country Asia Free Index (excluding Japan), the Fund's benchmark index.

                              Performance in Review


The Fund's investments in Taiwan and Australia, as well as good stock selection and underweight positions in Korea and Thailand, contributed to a positive return this year. On the negative side, select Indonesian stock picks were disappointing, and the portfolio was underweight relative to the MSCI index in Malaysia and Hong Kong -- the region's top-performing markets this year.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART TITLE:
                               Investment Returns
BAR CHART PERIOD:            10/31/95 to 10/31/96)

BAR CHART DATA:             Hong Kong         28.04%
                            Singapore         -3.14
                            Philippines       10.57
                            Indonesia         19.27
                            Malaysia          26.63
                            Korea            -36.25
                            Thailand         -29.45
                            Australia         16.89


                 Source: Morgan Stanley Capital International


                              Three Difficult Years

1996 will mark the third consecutive year of Asian equity market malaise. The current slowdown in the pace of economic activity in the Pacific Basin is related, in large part, to a confluence of the four cycles reviewed in the following paragraphs, and we believe the worst is past in at least two of those cycles.

o The region is moving toward the bottom of its economic cycle. In the wake of the economic and equity market booms of 1992-93, Asian central bankers tightened monetary policy to combat inflation over the 1994-96 period. Recent news from China, Indonesia, the Philippines and Thailand -- the most inflation-prone countries in the region -- suggest that they have won the war.

o Weakness in Europe continues to constrain imports from the Asia-Pacific region. Europe is an important market for Asian goods. In 1994, for example, Europe purchased US$113 billion of Asian exports, compared with US$164 billion for the U.S. and US$98 billion for Japan.

o This year, the vise on Asian growth tightened as the electronics cycle turned downward. Electronics exports comprised 53% of total 1994 exports from Singapore in 1994, 50% in Malaysia, 36% in the Philippines and 27% in Korea.


                      6 - Scudder Pacific Opportunities Fund

o Finally, a sizeable U.S. inventory correction occurred in the fist nine months of 1996 in two of Asia's largest export markets: electronic products and apparel. According to our analysts, U.S. inventories at all levels of the PC production and distribution networks are at the lowest levels in history relative to sales and probably cannot fall further. Similarly, our consumer soft goods analyst recently noted that the U.S. apparel retailers have reduced purchases, resulting in significantly lower inventory levels system-wide.

                           Stage Set for Market Upturn

Lackluster returns this year, combined with consistently poor relative performance over the past two years and a palpable slow down in the pace of economic activity, have led to speculation that the party is over for Asian equity markets. In our view, Pacific Basin stock markets are about to get their second wind.

Regional economic growth should accelerate and current account problems should ease as export growth rebounds and monetary policy is loosened following a prolonged period of restraint. The inflationary excesses appear to have been wrung out of economies region-wide and a pick-up in demand is in prospect, suggesting that aggregate corporate profit growth should ramp-up from the 15% growth rate of the 1993-96 period. Accelerating economic growth, improving trade flows and higher levels of corporate profitability -- combined with attractive stock valuations following nearly three years of market stagnation -- portend a rebound in Pacific Basin equity markets.

                      7 - Scudder Pacific Opportunities Fund

It is difficult to predict the speed with which Pacific Basin economies will benefit from monetary ease, or to call the turn in the electronics cycle or an upturn in Europe. However, it is unlikely that U.S. inventories of electronic products and apparel can be reduced further in the near term if demand in the United States does not decline. Hence, we expect an increase in Asian exports to the U.S., which will presage a reacceleration in Asian economic growth.

                          Challenges and Opportunities

We would be remiss to attribute Asia's current economic woes solely to cyclical factors. The difficulties associated with trading up the value-added curve given educational and infrastructure constraints, and Asia's unsustainable exchange rate regimes and political intransigence are well-documented.

Our strategy is to identify companies that are poised to take advantage of the opportunities created by the structural inefficiencies in the Pacific Basin. We believe that such companies will fare particularly well in the healthy economic and export environment that we envision for 1997. In the table on page 9, we have identified the key challenges and trends that we foresee for the Pacific Basin, the opportunities created thereby, and selected beneficiaries.

Sincerely,

Your Portfolio Management Team

/s/Elizabeth J. Allan            /s/Nicholas Bratt
Elizabeth J. Allan               Nicholas Bratt

/s/Theresa M. Gusman
Theresa M. Gusman

                                 Scudder Pacific
                           Opportunities Fund: A Team
                              Approach to Investing


  Scudder Pacific Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Elizabeth joined Scudder in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing. Theresa Gusman joined the Scudder Pacific Opportunities Fund team this summer after having served as an analyst focusing on the Pacific Basin region in Scudder's Global Equity Group. Prior to joining Scudder in 1995, Theresa had been an equity research analyst for 11 years.


                      8 - Scudder Pacific Opportunities Fund

            Challenges/Trends and Opportunities in the Pacific Basin

 Challenges/Trends                                           Opportunities

 Competition is intensifying as international                Invest in companies with globally dominant
 players enter local markets and tariff barriers fall.       partners, as well as local know-how and
                                                             established distribution networks. Examples
                                                             include Astra International, Bakrie and Siam
                                                             Cement.

 Regionalization is increasing.                              Invest in well-managed regional players, which
                                                             can leverage cross-border synergies. Such
                                                             companies include Evergreen Marine, First Pacific,
                                                             Guoco, HSBC, and Hutchinson.

 The export model is dead.                                   Identify low-cost producers with a well-defined
                                                             competitive advantage. These include Asia Pulp &
                                                             Paper, Freeport McMoran, and Pohang Iron &
                                                             Steel.

 Deregulation rationalizes industries and reduces            Invest in companies skillful enough to profit from
 costs system-wide -- but it hurts non-competitive           inefficiencies, such as Kookmin Bank, Ryohin Keikaku,
 players.                                                    and State Bank of India.

 Skilled labor shortages create upward wage                  Invest in companies benefiting from a long-term
 pressures.                                                  bull market in consumer spending. Examples
                                                             include Bajaj, Honda, HM Sampoerna, and
                                                             Multi-Purpose Co.

 Subsidized over-investment is causing negative              Consumers of the low-cost output from these
 ROIs in target industries, such as selected                 industries benefiting from low input prices.
 chemicals, steel and DRAMs.                                 Examples include Indorama and auto-related
                                                             companies.



 The above statements are the opinion of the Fund's Adviser. Companies are cited for illustrative purposes and should not be construed as recommendations to buy or sell securities.


                      9 - Scudder Pacific Opportunities Fund

                   Investment Portfolio as of October 31, 1996

                                                                                                        Principal
                                                                                                       Amount ($)(d)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.6%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $11,780,806 on 11/1/96, collateralized by a $9,226,000 U.S. Treasury                                  -------------
  Bond, 9.25%, 2/15/16 (Cost $11,779,000) ........................................................       11,779,000       11,779,000
                                                                                                                       -------------
Convertible Bonds 5.2%
------------------------------------------------------------------------------------------------------------------------------------

India 0.9%

Mahindra & Mahindra Ltd., 5%, 7/9/01(Manufacturer of automobiles and farm equipment) .............        2,900,000        2,958,000
                                                                                                                       -------------

Malaysia 2.8%

Commerce Asset Holdings Berhad, 1.75%, 9/26/04 (Commercial banking and financial services) .......        3,580,000        4,475,000
Renong Berhad (ICULS), 4%, 5/21/01 (Holding company involved in engineering and
  construction, financial services, telecommunication and information technology) ................      MYR 746,000          273,125
United Engineers Malaysia, 2%, 3/1/04 (Holding company involved in expressway operations,
  project management, engineering and construction) ..............................................        3,230,000        4,360,500
                                                                                                                       -------------
                                                                                                                           9,108,625
                                                                                                                       -------------

Philippines 1.5%

AYALA International Finance Co., 3%, 6/8/00 (Industrial conglomerate) ............................        3,587,000        4,645,165
------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $15,945,803) .......................................................                        16,711,790
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.2%
------------------------------------------------------------------------------------------------------------------------------------

Australia 3.2%

Australia & New Zealand Banking Group Ltd. (General trading and savings bank) ....................          585,915        3,421,953
Coca Cola Amatil Ltd. (Soft drink bottler and distributor) .......................................          239,899        3,298,374
National Australia Bank, Ltd. (Commercial bank) ..................................................          317,833        3,488,355
                                                                                                                       -------------
                                                                                                                          10,208,682
                                                                                                                       -------------
China 2.2%

China Yuchai International Ltd. (Holding company which manufactures and sells diesel
  truck engines) .................................................................................          225,800          987,875
Guangshen Railway Co. Ltd. (ADR)* (Operator of only railroad in the Pearl River delta) ...........          326,895        6,088,419
                                                                                                                       -------------
                                                                                                                           7,076,294
                                                                                                                       -------------
Hong Kong 24.6%

First Pacific Co., Ltd. (International management and investment company) ........................        9,035,849       12,504,020
Guoco Group Ltd. (Investment holding company) ....................................................          711,000        3,760,883
HSBC Holdings Ltd. (Bank) ........................................................................          663,775       13,520,675
Hang Seng Bank Ltd. (Commercial banking and related financial services) ..........................          523,000        6,222,809
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .............................        2,416,000       16,872,818


    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Pacific Opportunities Fund

                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Jinhui Shipping and Transportation Ltd. (Operator of cargo fleet of ships transporting steel,
  iron ore, non-ferrous metals and agricultural products) ........................................        1,842,800        1,842,800
Kerry Properties Ltd.* (Real estate company) .....................................................        1,558,000        3,667,210
Shangri-La Asia Ltd. (Hotel and property holding company) ........................................        3,097,900        4,427,174
Swire Pacific Ltd."A" (General trading and real estate company) .................................           842,500        7,463,755
Television Broadcasts, Ltd. (Television broadcasting) ............................................        2,635,000        9,235,211
                                                                                                                       -------------
                                                                                                                          79,517,355
                                                                                                                       -------------
India 5.9%

Ashok Leyland Ltd. (GDR) (Manufacturer of medium and heavy duty commerical vehicles)..............          150,000        1,687,500
Bajaj Auto (GDR) (Maker of two and three wheel vehicles) .........................................          222,015        7,104,480
Ranbaxy Laboratories (GDR) (Pharmaceutical company) ..............................................          366,920         6,879,75
State Bank of India (GDR)* (Bank) ................................................................          229,500         3,465,40
                                                                                                                       -------------
                                                                                                                          19,137,180
                                                                                                                       -------------
Indonesia 11.5%

Asia Pacific Resources International Holdings Ltd. (Manufacturer of rayon fiber for Asian textile
  markets, owner of world's leading paper pulp mill) .............................................          578,200        3,180,100
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ..................................          455,200        4,495,101
Astra International Inc. (Foreign registered) (Distributor of automobiles, motorcycles and
  related spare parts) ...........................................................................        2,525,000        5,258,722
Bakrie & Brothers (Foreign registered)(Manufacturer of industrial steel products, steel pipes,
  corrugated sheet iron, asbestos and fiber cements) .............................................        3,913,000        5,797,037
Ciputra Development Co. (Foreign registered) (Developer of office properties, shipping and
  commercial centers, industrial properties and sports facilities) ...............................        3,752,000        2,738,980
HM Sampoerna (Foreign registered) (Tobacco company) ..............................................          553,500        5,145,797
Indorama Synthetics (Foreign registered) (Producer of polyester fiber, yarn and fabric) ..........        2,143,000        6,119,571
Jaya Real Properties (Foreign registered) (Property developer) ...................................        2,428,000        2,645,647
Modern Photo Film Co.(Foreign registered) (Photographic film distributor) ........................          532,300        1,468,611
Modern Photo Film Co.(Foreign registered) (New) (c) ..............................................          133,750          369,015
                                                                                                                       -------------
                                                                                                                          37,218,581
                                                                                                                       -------------
Korea 6.3%

Daewoo Securities Co., Ltd. (Brokerage and financial services) ...................................          110,332        2,216,655
Hyundai Engineering & Construction Co.* (Leading general contractor) .............................           66,000        1,917,095
Kookmin Bank (GDR)* (Major commercial bank) ......................................................          126,000        2,661,750
Korea Electric Power Co. (Electric utility) ......................................................          214,730        6,315,206
Korean Airlines Co., Ltd. (Airline) ..............................................................           85,309        1,590,026
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) .......................................           47,530        3,028,689


    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Pacific Opportunities Fund


                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Samsung Heavy Industries Co., Ltd. (Machinery manufacturer) ......................................            3,996           48,847
Samsung Heavy Industries Co., Ltd. (New) (c) .....................................................              387            4,501
Ssangyong Oil Refining Co. (Major oil refiner) ...................................................          108,900        2,438,306
                                                                                                                       -------------
                                                                                                                          20,221,075
                                                                                                                       -------------
Malaysia 10.4%

AMMB Holdings Berhad (Holding company for Arab Malaysian Merchant Bank Berhad which
  provides financial, insurance and investment services) .........................................          616,000        4,169,246
AMMB Holdings Berhad (Foreign registered) ........................................................          314,000        1,690,243
Arab-Malaysian Corp. (Investment holding company with interests in financial services,
  infrastructure and property) ...................................................................        1,210,000        5,363,942
Malayan Banking Berhad (Leading banking and financial services group) (b) ........................          497,000        4,917,871
Malaysia Assurance Alliance Berhad (Multiline insurance company) .................................          698,000        3,425,767
Malaysian Resources Corp. (Property development and investment) (b) ..............................          616,000        2,365,011
Multi-Purpose Holdings Berhad (Investment holding company) .......................................          749,000        1,280,697
Oriental Holdings Berhad (Investment holding company) ............................................          319,200        2,173,062
Petronas Gas Berhad (Natural gas producer, processor and distributor) ............................        1,375,000        5,605,581
Renong Berhad (Holding company involved in engineering, construction, financial services,
  telecommunication and information technology) ..................................................        1,729,000        2,723,697
                                                                                                                       -------------
                                                                                                                          33,715,117
                                                                                                                       -------------
New Zealand 0.7%

Air New Zealand "B" Rights (expires 11/12/96) ....................................................          182,290          189,559
Telecom Corp. of New Zealand (Telecommunication services) ........................................          390,200        2,028,803
                                                                                                                       -------------
                                                                                                                           2,218,362
                                                                                                                       -------------
Philippines 2.1%

Aboitiz Equity Ventures Inc.* (Conglomerate: electricity, infrastructure, shipbuilding) ..........       13,309,270        1,595,289
C & P Homes, Inc. (Home construction company) ....................................................        3,922,800        1,791,233
First Philippine Holdings Corp."B" (Holding company involved in electric power distribution,
  construction services and passenger bus transportation) ........................................          998,760        2,014,242
Philippine National Bank* (Commercial bank) ......................................................          119,140        1,371,379
                                                                                                                       -------------
                                                                                                                           6,772,143
                                                                                                                       -------------
Singapore 6.2%

City Developments Ltd. (Developer of residential, industrial, retail and investment properties,
  owner and operator of hotels) ..................................................................          698,000        5,500,160
Fraser & Neave Ltd. (Producer of soft drinks, beer, stout and dairy products) ....................          144,000        1,431,157
Oversea-Chinese Banking Corp., Ltd. (Foreign registered) (Provider of banking and financial
  services) ......................................................................................          308,000        3,520,250
Overseas Union Bank Ltd. (Leading bank group) ....................................................        1,051,000        7,162,602


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Pacific Opportunities Fund

                                                                                                           Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Wing Tai Holdings Ltd. (Property investment and development, garment manufacturing, trading
  in fabric and architectural products) ..........................................................          969,000        2,380,109
                                                                                                                       -------------
                                                                                                                          19,994,278
                                                                                                                       -------------
Taiwan 10.3%

Asia Cement Corp. (Cement producer) ..............................................................        3,656,000        6,637,618
Cathay Life Insurance Co. (Life insurance company) ...............................................        1,050,500        6,293,845
China Development Corp. (Provider of loan and guarantee services to manufacturing and
  service industries) ............................................................................        2,470,750        6,638,907
Evergreen Marine Corp. (Operator of containerized freighters) ....................................        3,630,000        6,313,617
Far Eastern Department Store (Department store chain) ............................................        5,050,000        6,582,970
Far Eastern Department Store Rights* (expires 11/18/96) (b) ......................................          338,350           84,772
Sangyang Industrial Co. (Motorcycle manufacturer) ................................................          450,000          931,373
                                                                                                                       -------------
                                                                                                                          33,483,102
                                                                                                                       -------------
Thailand 7.8%

Ban Pu Coal Public Co., Ltd. (Foreign registered) (Leading miner of sub-bituminous coal
  in southeast Asia) .............................................................................          216,400        4,004,736
Bangkok Bank Ltd. (Foreign registered) (Leading commercial bank) .................................          290,100        3,093,793
Finance One Public Co., Ltd. (Commercial, consumer and real estate financing,
  investment banking) ............................................................................          123,800          349,484
Industrial Finance Co. (Bank) ....................................................................          182,000          535,189
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum refinery) ...............          545,300        7,825,124
Sahavirya Steel Industry (Foreign registered)* (Steel producer) ..................................          165,700           63,019
Siam Cement Co., Ltd.(Foreign registered) (Construction materials and industrial conglomerate) ...           76,100        2,601,811
TPI Polene Co., Ltd. (Foreign registered) (Producer and distributor of low density
  polyethylene plastic pellets) ..................................................................              512            1,094
Telecomasia, Ltd. (Foreign registered)* (Telecommunication services) .............................        1,035,800        1,989,971
Thai Farmers Bank (Foreign registered) (Commercial bank) .........................................          363,000        2,775,338
Thai Farmers Bank Warrants* (expires 9/15/02) (b) ................................................           45,375          144,104
Thai Telephone & Telecommunication PCL* (Telecommunication services) .............................        1,201,300        1,978,224
                                                                                                                          25,361,887
                                                                                                                       -------------
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $268,715,409) ..........................................................                       294,924,056
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $296,440,212) (a) ......................................                       323,414,846
------------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Pacific Opportunities Fund

(a) The cost for federal income tax purposes was $296,982,490. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $26,432,356. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $44,237,869 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,805,513.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996 aggregated $9,964,116. See Note A of the Notes to Financial Statements.

(c) New shares issued during 1996, eligible for a pro rata share of 1996 dividends.

(d)  Principal amount stated in U.S. dollars unless otherwise noted.

*    Non-income producing security

     Sector breakdown of the Fund's equity securities is noted on page 5.

     Currency Abbreviations

     MYR   Malaysian Ringgits


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Pacific Opportunities Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1996

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $296,440,212) (Note A) ..   $323,414,846
                 Cash ............................................................            500
                 Foreign currency holdings, at market (identified cost $2,508,753)
                 (Note A) ........................................................      2,572,579
                 Receivables for investments sold ................................      5,727,822
                 Dividends and interest receivable ...............................        336,303
                 Receivables for Fund shares sold ................................      2,316,762
                 Foreign taxes recoverable .......................................          8,222
                 Deferred organization expense (Note A) ..........................         12,767
                                                                                     ------------
                 Total assets ....................................................    334,389,801

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...............................   $  1,668,750
                 Payable for Fund shares redeemed ................................      2,639,970
                 Accrued management fee (Note C) .................................        312,093
                 Other accrued expenses (Note C) .................................        370,942
                 Other payables ..................................................          6,506
                                                                                     ------------
                 Total liabilities ...............................................      4,998,261
                 --------------------------------------------------------------------------------
                 Net assets, at market value .....................................   $329,391,540
                 --------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .............................         33,023
                 Unrealized appreciation on:
                    Investments ..................................................     26,974,634
                    Foreign currency related transactions ........................         59,595
                 Accumulated net realized loss ...................................    (13,483,591)
                 Paid-in capital .................................................    315,807,879
                 --------------------------------------------------------------------------------
                 Net assets, at market value .....................................   $329,391,540
                 --------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($329,391,540 / 20,682,798 shares of capital stock               ------------
                     outstanding, $.01 par value, 100,000,000 shares authorized) .   $      15.93
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Pacific Opportunities Fund

                             Statement of Operations
                           year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $694,852) ..........   $  5,562,436
                  Interest (net of foreign taxes withheld $1,182) ................      1,615,060
                                                                                     ------------
                                                                                        7,177,496
                                                                                     ------------
                  Expenses:
                  Management fee (Note C) ........................................      4,235,329
                  Services to shareholders (Note C) ..............................      1,128,110
                  Custodian and accounting fees (Note C) .........................        912,474
                  Directors' fees and expenses (Note C) ..........................         67,863
                  Reports to shareholders ........................................        155,334
                  Auditing .......................................................         95,650
                  Registration fees ..............................................         22,185
                  Legal ..........................................................         20,983
                  Amortization of organization expenses (Note A) .................         11,657
                  Other ..........................................................         67,242
                                                                                     ------------
                                                                                        6,716,827
                  -------------------------------------------------------------------------------
                  Net investment income ..........................................        460,669
                  -------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ....................................................      2,732,574
                  Foreign currency related transactions ..........................       (591,421)
                                                                                     ------------
                                                                                        2,141,153
                                                                                     ------------
                  Net unrealized appreciation during the period on:
                  Investments ....................................................      9,866,164
                  Foreign currency related transactions ..........................         63,536
                                                                                     ------------
                                                                                        9,929,700
                                                                                     ------------

                  Net gain on investment transactions ............................     12,070,853
                  -------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...........   $ 12,531,522
                  -------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Pacific Opportunities Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                               1996           1995
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................   $    460,669   $  2,715,584
                 Net realized gain (loss) from investment transactions ..      2,141,153    (10,226,019)
                 Net unrealized appreciation (depreciation) on investment
                 transactions)
                    during the period ...................................      9,929,700    (43,781,152
                                                                            ------------   ------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................     12,531,522    (51,291,587)
                                                                            ------------   ------------
                 Distributions to shareholders from net investment income     (2,376,933)    (2,548,920)
                                                                            ------------   ------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    339,049,361    224,335,340
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions........................      2,101,548      2,255,971
                 Cost of shares redeemed ................................   (405,479,114)  (288,337,055)
                                                                            ------------   ------------
                 Net decrease in net assets from Fund share transactions     (64,328,205)   (61,745,744)
                                                                            ------------   ------------
                 Decrease in net assets .................................    (54,173,616)  (115,586,251)
                 Net assets at beginning of period ......................    383,565,156    499,151,407
                 Net assets at end of period (including undistributed net
                   investment income of $33,023, and $2,313,689,            ------------   ------------
                   respectively) ........................................   $329,391,540   $383,565,156
                                                                            ------------   ------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............      24,595,415     28,405,889
                                                                            ------------   ------------
                 Shares sold ...........................................      20,929,794     14,244,117
                 Shares issued to shareholders in reinvestment of
                 distributions..........................................         133,516        142,964
                 Shares redeemed .......................................     (24,975,927)   (18,197,555)
                                                                            ------------   ------------
                 Net decrease in Fund shares ...........................      (3,912,617)    (3,810,474)
                                                                            ------------   ------------
                 Shares outstanding at end of period ...................      20,682,798     24,595,415
                                                                            ------------   ------------

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Pacific Opportunities Fund

                                           Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                  For the Period
                                                                                                 December 8, 1992
                                                                                                 (commencement of
                                                                                                  operations) to
                                                                Years Ended October 31,             October 31,
                                                        1996(a)          1995            1994         1993
 ----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ...............   $15.59          $17.57          $16.21           $12.00
                                                      ----------------------------------------------------------
 Income from investment operations:
 Net investment income (loss) .......................      .02             .10             .04              .04
 Net realized and unrealized gain (loss) on
    investment transactions .........................      .42          (1.98)            1.41             4.17
                                                      ----------------------------------------------------------
 Total from investment operations ...................      .44          (1.88)            1.45             4.21
                                                      ----------------------------------------------------------
 Less distributions from:
 Net investment income ..............................     (.10)          (.10)           (.08)               --
 Net realized gains on investment transactions ......       --              --           (.01)               --
                                                      ----------------------------------------------------------
 Total distributions ................................     (.10)          (.10)           (.09)               --
                                                      ----------------------------------------------------------
                                                      ----------------------------------------------------------
 Net asset value, end of period .....................   $15.93          $15.59          $17.57            $16.21
 ----------------------------------------------------------------------------------------------------------------------
 Total Return (%) ...................................     2.76         (10.73)            8.97             35.08**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) .............      329             384             499               270
 Ratio of operating expenses, net to average daily
    net assets (%) ..................................     1.75            1.74            1.81              1.75
 Ratio of operating expenses before expense
    reductions, to average daily net assets (%)......     1.75            1.74            1.81              2.90*
 Ratio of net investment income (loss) to average
    daily net assets (%) ............................      .12             .65             .28              1.41*
 Portfolio turnover rate (%) ........................     95.4            64.0            38.5               9.9*
 Average commission rate paid (b) ...................    $.0148          $  --          $   --            $   --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.

                     18 - Scudder Pacific Opportunities Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $10,540,447 (3.20% of net assets) and have been noted in the investment portfolio as of October 31, 1996.

Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.


    The accompanying notes are an integral part of the financial statements.

                     19 - Scudder Pacific Opportunities Fund

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $12,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($100,000) and October 31, 2003 ($12,800,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


    The accompanying notes are an integral part of the financial statements.

                     20 - Scudder Pacific Opportunities Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $347,884,845 and $411,358,822, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1996, the fee pursuant to the Agreement amounted to $4,235,329 of which $312,093 is unpaid at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $843,600, of which $63,272 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $38,626, of which $6,046 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $233,855, of which $19,672 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $67,863.


    The accompanying notes are an integral part of the financial statements.

                     21 - Scudder Pacific Opportunities Fund

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


    The accompanying notes are an integral part of the financial statements.

                     22 - Scudder Pacific Opportunities Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 16, 1996


    The accompanying notes are an integral part of the financial statements.

                     23 - Scudder Pacific Opportunities Fund

                                 Tax Information

The Fund paid foreign taxes of $696,034 and the Fund recognized $708,172 of foreign source income during the taxable year ended October 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.034 per share of foreign taxes and $.034 of income from foreign sources as having been paid in the taxable year ended October 31, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.


    The accompanying notes are an integral part of the financial statements.

                     24 - Scudder Pacific Opportunities Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary



                        *Scudder, Stevens & Clark, Inc.

                     25 - Scudder Pacific Opportunities Fund

                        Investment Products and Services



The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------

  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. How to Contact Scudder

                     26 - Scudder Pacific Opportunities Fund

                             How to Contact Scudder
Account Service and Information
-----------------------------------------------------------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
-----------------------------------------------------------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
-----------------------------------------------------------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
-----------------------------------------------------------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
-----------------------------------------------------------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center
                near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*  Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                     27 - Scudder Pacific Opportunities Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER       (logo)

Scudder
Greater Europe
Growth Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  22  Report of Independent Accountants
  23  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief

o Scudder Greater Europe Growth Fund produced a strong total return of 25.11% for the 12 months ended October 31, 1996, well ahead of the returns for both the unmanaged MSCI Europe Index and the average European region fund tracked by Lipper Analytical Services.

o Longstanding political and economic structures in Europe continue to evolve in response to the pressures of global competition. While the transition will not be easy, we believe the potential rewards from deregulation, privatization, and fiscal reform are exciting.

o The Fund continues to seek out companies positioned to benefit from the important changes in Europe, including a number of companies which are involved in outsourcing and other means of enhancing corporate competitiveness.


                     2 - Scudder Greater Europe Growth Fund

                         Letter From the Fund's Chairman


Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the annual and semiannual reports. Let us know what you think.

     In this age of electronic information we have also taken a look at our short-form quarterly reports, sent after the end of your Fund's first and third fiscal quarters. Many shareholders have told us that these reports are no longer as useful as they once were, so they have been discontinued. Going forward, portfolio information will be made available on a more timely basis -- each month in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling a Scudder Investor Relations representative.

     As detailed in the management discussion that follows, Scudder Greater Europe Growth Fund's performance over the 12-month period covered by this report was most gratifying. The Fund's total return of 25.11% outstripped both international stocks in the aggregate and the average European region fund by comfortable margins. Going forward, we believe that the structural changes sweeping the continent including privatization, deregulation, and fiscal reform bode well for European equities. Scudder Greater Europe Growth Fund will continue to provide important access to the many opportunities for capital appreciation to be found in the region.

     Finally, we would like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- which each comprise five or more Scudder Funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Greater Europe Growth Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund



                     3 - Scudder Greater Europe Growth Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                         Total Return
Period        Growth    --------------
Ended           of                Average
10/31/96     $10,000  Cumulative  Annual
----------------------------------------
SCUDDER GREATER EUROPE GROWTH FUND
----------------------------------------
1 Year         $12,511   25.11%  25.11%
Life of Fund*  $14,611   46.11%  20.21%
----------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
----------------------------------------
1 Year         $11,747   17.47%  17.47%
Life of Fund*  $13,299   32.99%  15.34%
----------------------------------------
*The Fund commenced operations on October 10, 1994.
 Index comparisons begin October 31, 1994.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER GREATER EUROPE GROWTH FUND
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,466
4/95           $10,371
7/95           $11,482
10/95          $11,506
1/96           $11,859
4/96           $12,981
7/96           $13,299
10/96          $14,395

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,596
4/95           $10,597
7/95           $11,485
10/95          $11,321
1/96           $11,840
4/96           $12,288
7/96           $12,362
10/96          $13,299

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1994*    1995    1996
                     -------------------------
NET ASSET VALUE...   $12.18   $13.99  $17.20
INCOME DIVIDENDS..   $ --     $  .02  $  .11
CAPITAL GAINS
DISTRIBUTIONS.....   $ --     $  --   $  .14
FUND TOTAL
RETURN (%)........     1.50    15.06   25.11
INDEX TOTAL
RETURN (%)........     --      13.21   17.47


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.



                     4 - Scudder Greater Europe Growth Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 6% Cash Equivalents)
---------------------------------------------------------------------------
France                             23%
Germany                            16%
United Kingdom                     13%
Sweden                             10%
Italy                               7%
Netherlands                         7%
Spain                               7%
Switzerland                         6%
Poland                              5%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Approximately half of portfolio assets
are invested in the core European
markets of France, Germany and the U.K.
--------------------------------------------------------------------------
SECTORS
(Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                            16%
Financial                                12%
Service Industries                       10%
Health                                   10%
Consumer Discretionary                    8%
Media                                     6%
Consumer Staples                          6%
Durables                                  6%
Construction                              6%
Other                                    20%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Many manufacturers are actively restructuring
their businesses towards more flexible and
efficient workforces.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(15% OF PORTFOLIO)
--------------------------------------------------------------------------
1. DASSAULT SYSTEMES SA
   Computer aided design, manufacturing and engineering software products in France
2. CIMENTOS DE PORTUGAL SA
   Manufacturer of cement, ready mix concrete and aggregates
3. MANNESMANN AG
   Diversified construction and technology company in Germany
4. FRESENIUS AG
   Developer, manufacturer and distributor of pharmaceuticals in Germany
5. PEARSON PLC
   Diversified media and entertainment holding company in the United Kingdom
6. BAYER AG
   Leading chemical producer in Germany
7. COMPUTERLAND POLAND SA
   Provider of computer services and systems
8. BASF AG
   Leading international chemical producer in Germany
9. HENNES & MAURITZ AB
   Clothing and cosmetics retailer throughout Europe
10.GENERAL ELECTRIC CO., PLC
   Manufacturer of power, communications and defense equipment and other various electrical components in the United Kingdom


Top holdings include companies positioned to benefit from Europe's evolving economic structure.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 - Scudder Greater Europe Growth Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Greater Europe Growth Fund produced a strong total return of 25.11% for the year ended October 31, 1996, well ahead of the 17.47% return of the unmanaged MSCI Europe Index. The Fund's performance also compared very favorably to that of the average pan-European equity fund tracked by Lipper Analytical Services, which returned 17.08% for the period, and the Fund was ranked second out of 36 peers. Performance since the Fund's inception in October of 1994 has been excellent as well. In fact, for the two years through the end of October 1996, the Fund ranked number one out of 30 peers, with a compounded annual return of 19.98% versus 13.46% for the Lipper average.

                              Review of the Markets

Over the last 12 months, European equities have been underpinned by a number of factors including falling interest rates, reasonable valuations, merger and acquisition activity, and a growing appreciation by investors of positive structural changes. Within Europe, economic growth patterns have diverged, impacting individual stock markets variably. The United Kingdom displayed growth of more than 2%, with healthy gains in employment bolstering retail spending. This trend was captured in the portfolio's holding of Next, a leading U.K. clothing retailer, which rose over 40% this year. Yet the U.K. market, Europe's largest, lagged the region overall. At the same time, the economic environment in the core continental markets of France and Germany was much gloomier as unemployment concerns, fiscal stringency, strong currencies, and weak export demand weighed heavily on growth. Nevertheless, the French market outpaced the European average, led by growth stocks and companies rebounding from depressed valuations, and a number of the Fund's best performing stocks over this period were in France. In Germany, where stocks fell short of the average European market, investors could still find ample rewards in companies where managements are actively showing an interest in maximizing value for shareholders and are taking steps to assure global competitiveness, such as BASF, Bayer, Daimler-Benz, and Hoechst.

Among peripheral markets, strong performances were turned in by Sweden and Spain, which benefited from significant interest rate drops as Europe approaches currency union. While the rest of Europe focused on the problems of restructuring, slow growth, uncompetitive currencies, and high unemployment, Poland offered sparkling returns, recovering from the emerging market malaise of 1995. The Polish economy barreled forward with GDP growth of more than 5%, helped by accelerating foreign direct investment and a rising, entrepreneurial private sector. Corporate profits growth has been strong and Poland's well-regulated, transparent stock market is attractive to foreign as well as domestic investors. The Fund has increased its investments in Poland this year, which now account for 5% of the portfolio.



                     6 - Scudder Greater Europe Growth Fund

                    Structural Changes Enhance Equity Outlook

Europe today stands at a crossroads. Longstanding political and economic structures are no longer viable due to the pressures of global competition, aging dependent populations, and the limits of fiscal support. There is widespread recognition of the imperative to change -- to deregulate, to privatize, to reduce labor costs, to cut social welfare spending -- but it will not be an easy evolution and investors may be shaken by transitional jitters from time to time. The potential rewards, however, are exciting.

The United States and the United Kingdom have already surmounted similar challenges, and there are signs that continental Europe is about to do the same. The corporate sector has been at the forefront of change, determined to reclaim its global competitiveness. Despite the associated costs and regulatory barriers, many employers have already cut jobs by as much as 20-30%. Factories have been closed, production facilities across Europe consolidated, and new factories built in low cost regions in Eastern Europe and Asia. A push for greater labor flexibility is making inroads: the reduction of sick pay and movement of wage negotiations from the industry to the company level in Germany; the abolition of wage indexation in Italy; the easing of rules on temporary employment in Spain with expectations of similar changes forthcoming in Germany and Sweden. A new emphasis on outsourcing has also served to enhance corporate flexibility and competitiveness.

For their part, governments have been pushing ahead on the privatization process, with proceeds providing a welcome source of finance in the struggle to meet the Maastricht requirements. Recent privatizations have involved sales to industrial buyers as well as issuance on the equity market. In the latter case, privatizations are playing an important role in developing the equity markets of Europe. For example, the market capitalization of still emerging Portugal expanded by nearly 10% last year as a result of several privatizations including Portugal Telecom, in which the Fund participated. This Fall's flotation of Deutsche Telecom was a signal event as the largest single privatization in European stock market history. While the German equity market is among the larger European markets, it is still underdeveloped by international standards. German equity market capitalization represents a mere 25% of GDP in comparison to a similar ratio of 75% in the United States, and only 5% of the German population own common stocks. The Deutsche Telecom issue enticed many first time equity investors and, given its success, German investors may well be encouraged to place more of their considerable savings in equities.

Additional signs of a developing equity culture throughout continental Europe include a wider array of initial public offerings (IPOs). As corporations need capital to expand and globalize, they are coming to the equity market for financing. Adidas in Germany, one of the Fund's holdings, is an example of a successful IPO in the last year that offered support to the equity investing trend.

Not only are the investment choices broadening via IPOs and privatizations, the value system is changing. Continental Europe has traditionally placed the interests of employees, customers, and suppliers well ahead of the interests of


                     7 - Scudder Greater Europe Growth Fund
shareholders, but a new focus on shareholder value is emerging. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Hoechst, the German chemical and pharmaceutical company, has set strict return requirements for each of its divisions and has moved to spin off or divest those which do not meet their criteria or which will achieve higher valuations independently. Daimler-Benz has jettisoned Fokker, its money-losing aircraft subsidiary, and further rationalized its business portfolio. Companies such as Compagnie Financiere de Paribas in France are selling off cross holdings of industrial companies and have been rewarded with substantial stock price advances. Furthermore, continental European managers are expected to follow the lead of U.S. companies which have enhanced value through share buybacks. In continental Europe, share repurchases have been delayed by regulatory impediments and, where legal, are often taxed at very high levels. However, authorities in Germany, Switzerland, and Sweden are reviewing current legislation with an eye towards deregulation. Positive news on this front should lead to price appreciation for those corporations poised to use share buybacks as a mechanism to deploy cash.

Equity market development in Europe will also be fostered by the growth of a private pension system, still in its infancy throughout Europe. The state social security system has been the principal guarantor of retirement support, but the limits of affordability have been surpassed. In Germany, public deficits could rise to more than 20% of GNP if no changes are undertaken. France has already put proposals on the table to encourage private pension funding. Private pension funds would create additional and growing demand for European equities as well as serving as organized advocates for shareholder value.

                               Portfolio Strategy

The Fund continues to seek out companies with sound management strategies positioned to benefit from the important changes in Europe and from growth opportunities through new products or new customers. We have invested in a number of companies which are involved in outsourcing and other means of enhancing client competitiveness. Dassault Systemes in France, our largest holding, is engaged in computer-aided design and engineering, enabling companies to cut development time and costs in half. Altran Technologies, an engineering consulting firm in France, helps companies keep down fixed costs while continuing to invest in R&D. Adecco, BIS, and Randstad are temporary help agencies and beneficiaries of the movement toward more flexible labor utilization in Spain, Germany, and Sweden.

Europe is home base to a number of companies which are emerging global competitors. Fresenius, the German dialysis products manufacturer has broadened its base to become the world's largest supplier of renal products and services after its merger with W.R. Grace's National Medical division. Ericsson (Sweden), a leader in the booming market for cellular telecommunications, is another example.

                     8 - Scudder Greater Europe Growth Fund

In the emerging Eastern countries, companies with strong managements in sectors key to the development of the economy have enormous scope for growth. Polish portfolio holdings include Bank Rozwoju Eksportu, a technologically advanced bank equipped to service the growing corporate middle market as well as foreign corporations active in Poland, and Computerland, a young, entrepreneurial, shareholder-oriented company rapidly achieving dominance in the emerging computer service and consulting business in Poland.

Finally, the restructuring theme is most notable at present in Germany as exemplified by our holdings in Hoechst, Daimler-Benz, and BASF, but is also central to such holdings as Pearson (UK) and Assurances Generales de France.

There are many reasons to invest in Europe today, a continent of change and opportunity. Going forward, Scudder Greater Europe Growth Fund will continue to provide a vehicle for gaining important exposure to the equity markets of the region. We are delighted you are participating in the economic and financial evolution of Europe as shareholders in the Fund.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin          /s/Nicholas Bratt
Carol L. Franklin             Nicholas Bratt

/s/Joan R. Gregory
Joan R. Gregory
                             Scudder Greater Europe
                                  Growth Fund:
                          A Team Approach to Investing

  Scudder Greater Europe Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Carol L. Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Carol joined Scudder in 1981 and has nine years of European research and investment management experience. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Nick has over 20 years of experience in worldwide investing and has been with Scudder since 1976. Joan R. Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


                     9 - Scudder Greater Europe Growth Fund

INSERT FUND REPORTING PAGES 10 - 23 HERE




                   Investment Portfolio as of October 31, 1996

                                                                                             Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $1,342,206 on 11/1/96, collateralized by a $974,000 U.S. Treasury                                ------------
  Note, 14.25%, 2/15/02 (Cost $1,342,000) .................................................    1,342,000             1,342,000
                                                                                                                  ------------

Short-Term Notes 5.0%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note, 11/13/96 (Cost $5,989,720) ...........    6,000,000             5,989,720
                                                                                                                  ------------

                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.9%
------------------------------------------------------------------------------------------------------------------------------
Czech Republic 1.0%

Central European Media Enterprises Ltd. "A" *(Owner and operator of national and regional
  private commercial television stations in central Europe and Germany) ...................       42,000             1,176,000
                                                                                                                  ------------

Finland 0.5%

Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) ........................................................................   11,560               533,927
                                                                                                                     ---------
France 21.4%

AXA SA (Insurance group providing insurance, finance and real estate services) ................    9,928               620,184

Adecco SA * (Personnel and temporary employment company) ......................................    3,186               902,557

Altran Technologies, SA (Engineering and consulting services for aerospace, telecommunications
  and electronics fields) .....................................................................    3,300               987,792

Assurances Generales de France (Health, life, fire, accident and special risk insurance) ......   29,100               858,528

BIS SA (Operator of temporary employment agencies in France and Switzerland) ..................    5,800               601,401

Cap Gemini Sogeti SA * (Software consultants) .................................................   18,000               876,864

Carrefour (Hypermarket operator and food retailer) ............................................    1,625               901,930

Compagnie Financiere de Paribas "A" (Finance and investment company) ..........................   19,514             1,256,037

Compagnie Generale des Eaux (Water utility) ...................................................    8,400             1,004,108

Compagnie de Saint-Gobain (Glass manufacturer) ................................................    5,600               755,957

Comptoirs Modernes (Operator of supermarkets, grocery and department stores) ..................    2,310             1,105,423

Dassault Systemes SA * (Computer aided design, manufacturing and engineering software
  products) ...................................................................................   65,200             2,806,276

Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses
  and optical measuring instruments) ..........................................................    4,890             1,286,741

LVMH Moet-Hennessy Louis Vuitton SA (Producer of wines, spirits and luxury products) ..........    1,800               412,372

Lafarge SA (Leading producer of cement, concrete and aggregates) ..............................   13,600               816,309

Lagardere Groupe (Holding company with interests in publishing, defense, audiovisual production
  and services, telecommunications and media) .................................................   28,514               900,930

Legrand SA (Manufacturer of low-voltage electrical devices) ...................................    2,300               399,127

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------
Michelin "B" (Leading tire manufacturer) ..................................................       22,895             1,104,124

Pinault-Printemps, SA (Distributor of consumer goods) .....................................        1,796               677,444

Rexel SA (Distributor of electrical equipment) ............................................        3,100               918,829

Salomon S.A. (Manufacturer of sports equipment) ...........................................       10,600               949,799

Schneider SA (Manufacturer of electronic components and automated manufacturing systems) ..       18,392               899,558

Sligos SA (Electrical payment and computing engineering services company) (b) .............        6,200               668,349

Sylea (Manufacturer of automobile parts and components) ...................................        4,200               485,620

Synthelabo SA (Pharmaceutical and biomedical company) .....................................       14,600             1,393,904

Total SA "B" (International oil and gas exploration, development and production) ..........       12,223               956,289

Valeo SA (Automobile and truck components manufacturer) ...................................       14,989               899,680
                                                                                                                    ----------
                                                                                                                    25,446,132
                                                                                                                    ----------

Germany 15.4%

Adidas AG (Manufacturer of sport shoes, clothing and equipment) ...........................       12,200             1,046,048

Altana AG (Developer and producer of pharmaceuticals, chemicals and computer software
  products) ...............................................................................        1,460             1,166,958

B.U.S. Berzelius Umwelt-Service AG (Reprocessor of high-zinc dust, aluminum-bearing salt slag)    15,600               216,402

BASF AG (Leading international chemical producer) .........................................       47,100             1,505,856

Bayer AG (Leading chemical producer) ......................................................       42,650             1,612,071

Bayerische Vereinsbank Girozentrale (Commercial bank) .....................................       30,600             1,151,151

Daimler-Benz AG * (Automobile and truck manufacturer) .....................................       19,050             1,118,701

Draegerwerk AG (pfd.)(Producer of instruments for medical and aeronautical technology) ....        2,600               346,930

Fresenius AG (Developer, manufacturer and distributor of pharmaceuticals) .................        7,880             1,681,303

Hoechst AG (Chemical producer) ............................................................       36,900             1,388,153

Leica Camera AG * (Leading manufacturer of cameras and optical equipment) .................       19,961               675,102

Mannesmann AG (Bearer) (Diversified construction and technology company) ..................        4,650             1,806,123

RWE AG (pfd.)(Producer and marketer of petroleum and chemical products) ...................       31,450             1,067,827

SAP AG (pfd.)(Computer software manufacturer) .............................................        5,750               774,086

Schering AG (Pharmaceutical and chemical producer) ........................................        5,950               478,916

Siemens AG (Leading electrical engineering and electronics company) .......................       18,450               953,669

VEBA AG (Electric utility, distributor of oil and chemicals) ..............................       24,350             1,299,171
                                                                                                                    ----------
                                                                                                                    18,288,467
                                                                                                                    ----------

Ireland 0.4%

Irish Life PLC (Provider of life and disability insurance and pensions) ...................      116,718               505,693
                                                                                                                    ----------

Italy 6.6%

Banca Fideuram SpA (Commercial bank) ......................................................      280,000               593,731

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------


Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ........     47,000               815,275

Edison SpA (Hydroelectrical energy holding company) .........................................    145,000               863,109

Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas and chemicals)    135,000               646,875

Gucci Group (New York Shares) (Designer and producer of personal luxury accessories
  and apparel) ..............................................................................     17,300             1,193,700

Luxottica Group SpA (ADR) (Manufacturer and marketer of eyeglasses) .........................     13,840               878,840

Saipem SpA (International contractor in oil and gas exploration and drilling, construction of
  refineries and pipelines) .................................................................    260,000             1,327,287

Telecom Italia Mobile SpA (Ord.) (Cellular telecommunication services) ......................    572,000             1,182,726

Unicem SpA * (Cement producer) ..............................................................     55,000               366,383
                                                                                                                     ---------
                                                                                                                     7,867,926
                                                                                                                     ---------

Netherlands 6.5%

Akzo-Nobel N.V. (Chemical producer) .........................................................      8,900             1,121,186

De Telegraaf Holding N.V. (Leading publisher of newspapers, magazines and books) ............     43,840               942,851

Getronics N.V. (Provider of computer installation and maintenance services) .................     52,884             1,299,392

Heineken Holdings N.V. "A" (Brewery) ........................................................      5,406               915,467

Koninklijke Nedlloyd Groep N.V. (Container shipping and transportation) .....................     20,000               502,018

Philips Electronics N.V. (Leading manufacturer of electrical equipment) .....................     12,330               434,454

Randstad Holdings N.V. (Temporary and technical staffing services) ..........................     16,300             1,317,715

Wolters Kluwer CVA (Publisher) ..............................................................      8,940             1,148,875
                                                                                                                    ----------
                                                                                                                     7,681,958
                                                                                                                    ----------

Poland 5.1%

Agros Holdings "C" * (Construction holding company) .........................................     44,400             1,145,063

Bank Rozwoju Eksportu SA (Export bank) ......................................................     42,800             1,271,272

Bydgoska Fabryka Kabli SA * (Manufacturer of cables, wires and insulating materials) ........    125,000               871,514

ComputerLand Poland S.A. * (Provider of computer services and systems) ......................     87,000             1,593,803

Elektrim Spolka Akcyjna SA (Manufacturer of power equipment, electrical machinery
  and apparatus) ............................................................................     65,000               554,923

Zaklady Metali Lekkich Kety * (Manufacturer of aluminum casting alloys and products) ........      7,700               602,590
                                                                                                                    ----------
                                                                                                                     6,039,165
                                                                                                                    ----------

Portugal 3.4%

Cimentos de Portugal SA (Manufacturer of cement, ready mix concrete and aggregates) .........    100,000             2,101,927

Engil-SGPS (Civil and public works construction) ............................................    100,000             1,019,275

Portugal Telecom SA (Telecommunication services) ............................................     34,400               894,557
                                                                                                                    ----------
                                                                                                                     4,015,759
                                                                                                                    ----------

Spain 6.3%

Acerinox, S.A. (Stainless steel producer) ...................................................      7,060               846,470

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Greater Europe Growth Fund

                                                                                                                      Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Banco Bilbao Vizcaya, S.A. (Leading financial group) ........................................     22,600             1,098,033

Banco Popular Espanol, S.A. (Retail bank) ...................................................      2,800               535,162

Centros Comerciales Pryca, SA (Owner and operator of hypermarkets selling consumer products
  including groceries, appliances and clothing) .............................................     34,200               785,252

Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ....................     67,000             1,344,095

Empresa Nacional de Electricidad SA (Electric utility) ......................................     16,000               979,234

Hidroelectrica del Cantabrico (Electric utility) ............................................     15,800               526,213

Iberdrola SA (Electric utility) .............................................................     88,000               934,410

Zardoya-Otis SA (Manufacturer and installer of elevator equipment) ..........................      4,730               482,229
                                                                                                                     ---------
                                                                                                                     7,531,098
                                                                                                                     ---------

Sweden 9.4%

AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ................     58,200               934,261

Autoliv AB (Free) (Manufacturer of automobile safety bags) ..................................     33,900             1,439,118

Diligentia AB * (Residential and commercial real estate investment company) .................     54,240               697,379

Fastighets AB Nackebro Units * (Owner and manager of commercial and residential properties) .      2,000                31,344

Hennes & Mauritz AB "B" (Free) (Clothing and cosmetics retailer throughout Europe) ..........     11,300             1,497,577

Investor AB "B" (Investment company with holdings in listed shares of industrial companies) .     20,000               806,433

Kinnevik AB "B" (Free) (Diversified holding company) ........................................     18,000               488,881

L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular telephone equipment)      48,220             1,332,078

NordicTel Holding AB * (Mobile telecommunication services) ..................................     30,000               543,201

S.K.F. AB "A" (Free) (Manufacturer of roller bearings) ......................................     29,600               646,303

Skandia Foersaekrings AB (Free) (Financial conglomerate) ....................................     39,000             1,094,847

Skandinaviska Enskilda Banken "A" (Commercial bank) .........................................     92,400               773,263

Svenska Handelbanken "A" (Commercial bank) ..................................................     38,500               949,005
                                                                                                                    ----------
                                                                                                                    11,233,690
                                                                                                                    ----------

Switzerland 5.3%

ABB AG (Bearer) (Manufacturer of electrical equipment) ......................................        760               940,591

Adecco SA (Bearer) (Personnel and temporary employment company) .............................      2,400               675,065

Baloise Holding Ltd. (Registered) (Provider of private, commercial and corporate insurance, life
  insurance, international reinsurance) .....................................................        130               271,928

CS Holdings (Registered) (Provider of bank services, management services and life insurance)       6,435               643,704

Ciba-Geigy AG (Bearer) (Pharmaceutical company) .............................................        880             1,080,738

Elektrowatt AG (Bearer) (Holding company: owner of electric plants and interests in hydro and
  nuclear power plants) .....................................................................      1,825               694,081

Holderbank Financiere Glaris AG (Bearer) (Cement producer)                                           700               485,302

Oerlikon-Buehrle Holding AG (Registered)* (Diversified manufacturer of shoes and apparel,
  vacuums, aircraft components, missile systems) ............................................      5,800               573,291

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Greater Europe Growth Fund

                                                                                                                     Market
                                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Sandoz Ltd. AG (Registered) (Pharmaceutical company) .......................................         815               943,440
                                                                                                                    ----------
                                                                                                                     6,308,140
                                                                                                                    ----------

United Kingdom 12.6%

BOC Group PLC (Producer of industrial gases) ...............................................      60,000               831,103

Barclays PLC (Commercial and investment banking, insurance and other financial services) ...      70,000             1,098,941

British Petroleum PLC (Major integrated world oil company) .................................      63,260               679,848

Carlton Communications PLC (Television post production products and services) ..............     150,800             1,208,876

General Electric Co., PLC (Manufacturer of power, communications and defense equipment and
  other various electrical components) .....................................................     234,000             1,447,350

Glaxo Wellcome PLC (Pharmaceutical company) ................................................      80,000             1,256,584

Morgan Crucible Co. PLC (Manufacturer of technologically advanced materials, chemicals and
  components) ..............................................................................      80,000               615,922

Next PLC (Retailer of clothing, accessories and fashion jewelry, also through home shopping)      94,000               853,761

Pearson PLC (Diversified media and entertainment holding company) ..........................     132,000             1,628,611

PowerGen PLC (Electric utility) ............................................................      78,750               653,725

Reuters Holdings PLC (International news agency) ...........................................      52,000               647,499

SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .............      87,232             1,077,685

Thistle Hotels PLC * (Hotel chain owner and operator) ......................................     314,900               855,980

WPP Group PLC (Advertising agency) .........................................................     373,000             1,384,261

Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical and
  agrochemical products and specialty chemicals) ...........................................      29,000               790,183
                                                                                                                   -----------
                                                                                                                    15,030,329
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $94,112,641)                                                                             111,658,284
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $101,444,361) (a)                                                        118,990,004
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $101,480,946. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $17,509,058. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,257,386 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $748,328.

  (b) Security valued in good faith by the Valuation Committee of the Board of Directors. The cost of this security at October 31, 1996 aggregated $466,434. See Note A of the Notes to Financial Statements.

      Sector breakdown of the Fund's equity securities is noted on page 5.

    The accompanying notes are an integral part of the financial statements.

                    14 - Scudder Greater Europe Growth Fund

                                           Financial Statements

                                   Statement of Assets and Liabilities

                                          as of October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $101,444,361) (Note A) .........   $ 118,990,004
                  Cash ...................................................................             716
                  Receivable for investments sold ........................................       1,357,713
                  Receivable for Fund shares sold ........................................       2,076,709
                  Dividends and interest receivable ......................................          38,089
                  Foreign taxes recoverable ..............................................         109,766
                  Deferred organization expenses (Note A) ................................          34,691
                                                                                             ---------------
                  Total assets ...........................................................     122,607,688
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................       1,566,140
                  Payable for Fund shares redeemed .......................................         153,552
                  Other payables .........................................................         399,084
                  Accrued management fee (Note C) ........................................          53,856
                  Other accrued expenses (Note C) ........................................         134,998
                                                                                            ----------------
                  Total liabilities                                                              2,307,630
                  ------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $ 120,300,058
                  ------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ....................................   $     459,368
                  Unrealized appreciation on:
                     Investments .........................................................      17,545,643
                     Foreign currency related transactions ...............................           2,833
                  Accumulated net realized gain ..........................................       1,053,305
                  Paid-in capital ........................................................     101,238,909
                  ------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $ 120,300,058
                  ------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($120,300,058 / 6,993,392 shares of capital stock outstanding,          ----------------
                    $.01 par value, 100,000,000 shares authorized) .......................          $17.20
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.

                    15 - Scudder Greater Europe Growth Fund

                                         Statement of Operations

                                       year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $136,932) ..............       $   1,101,564
                  Interest ...........................................................             421,122
                                                                                             ---------------
                                                                                                 1,522,686
                                                                                             ---------------
                  Expenses:
                  Management fee (Note C) ............................................             655,757
                  Services to shareholders (Note C) ..................................             232,908
                  Custodian and accounting fees (Note C) .............................             167,219
                  Directors' fees and expenses (Note C) ..............................              67,944
                  Auditing ...........................................................              45,651
                  Reports to shareholders ............................................              37,479
                  Amortization of organization expense (Note A) ......................              11,888
                  Registration fees ..................................................              46,965
                  Legal ..............................................................              13,328
                  Other ..............................................................              11,810
                                                                                             ---------------
                  Total expenses before reductions ...................................           1,290,949
                  Expense reductions (Note C) ........................................            (305,892)
                                                                                             ---------------
                  Expenses, net ......................................................             985,057
                  ------------------------------------------------------------------------------------------
                  Net investment income ..............................................             537,629
                  ------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ........................................................           1,061,625
                  Foreign currency related transactions ..............................             (75,263)
                                                                                             ---------------
                                                                                                   986,362
                                                                                             ---------------
                  Net unrealized appreciation during the period on:
                  Investments ........................................................          13,127,538
                  Foreign currency related transactions ..............................               2,503
                                                                                             ---------------
                                                                                                13,130,041
                                                                                             ---------------
                  Net gain on investment transactions ................................          14,116,403
                  ------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...............       $  14,654,032
                  ------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    16 - Scudder Greater Europe Growth Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1996            1995
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $   537,629     $   345,669
                  Net realized gain from investment transactions .............       986,362         394,420
                  Net unrealized appreciation on investment transactions
                    during the period ........................................    13,130,041       4,315,264
                                                                                --------------   -------------
                  Net increase in net assets resulting from operations            14,654,032       5,055,353
                                                                                --------------   -------------
                  Distributions to shareholders from:
                  Net investment income ......................................      (320,199)        (26,912)
                                                                                --------------   -------------
                  Net realized gains .........................................      (427,101)             --
                                                                                --------------   -------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................   110,490,941      49,268,332
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................       727,064          26,407

                  Cost of shares redeemed ....................................   (45,416,671)    (21,590,930)
                                                                                --------------   -------------
                  Net increase in net assets from Fund share transactions ....    65,801,334      27,703,809
                                                                                --------------   -------------
                  Increase in net assets .....................................    79,708,066      32,732,250
                  Net assets at beginning of period ..........................    40,591,992       7,859,742
                                                                                --------------   -------------
                  Net assets at end of period (including undistributed net      --------------   -------------
                    investment income of $459,368 and $307,076, respectively)   $120,300,058     $40,591,992
                                                                                --------------   -------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................     2,901,077         645,237
                                                                                 --------------  --------------
                  Shares sold ................................................     6,939,733       3,909,689
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................        52,194           2,316
                  Shares redeemed ............................................    (2,899,612)     (1,656,165)
                                                                                 --------------  --------------
                  Net increase in Fund shares ................................     4,092,315       2,255,840
                                                                                 --------------  --------------
                  Shares outstanding at end of period ........................     6,993,392       2,901,077
                                                                                 --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                    17 - Scudder Greater Europe Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    For the Period
                                                                                   October 10, 1994
                                                                                   (commencement of
                                                                                    operations) to
                                                     Years Ended October 31,          October 31,
                                                      1996 (a)         1995              1994
 -----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..............   $13.99         $12.18            $12.00
                                                       -----------------------------------------------
 Income from investment operations:
 Net investment income .............................      .13            .13               .01
 Net realized and unrealized gain on investment
    transactions ...................................     3.33           1.70               .17
                                                       -----------------------------------------------
 Total from investment operations ..................     3.46           1.83               .18
                                                       -----------------------------------------------
 Less distributions from:
 Net investment income .............................     (.11)          (.02)               --
 Net realized gains on investment transactions .....     (.14)            --                --
                                                       -----------------------------------------------
 Total distributions ...............................     (.25)          (.02)               --
                                                       -----------------------------------------------

 Net asset value, end of period ....................   $17.20         $13.99            $12.18
 -----------------------------------------------------------------------------------------------------
 Total Return (%) (b) ..............................    25.11          15.06              1.50**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ............      120             41                 8
 Ratio of operating expenses, net to average
    daily net assets (%) ...........................     1.50           1.50              1.50*
 Ratio of operating expenses before expense ........     1.97           2.74             11.46*
    reductions, to average daily net assets (%)
 Ratio of net investment income to average daily
    net assets (%) .................................       .82           1.25             2.40*
 Portfolio turnover rate (%) .......................     39.0           27.9                --
 Average commission rate paid (c) ..................   $.0509         $   --             $  --

  (a) Based on monthly average shares outstanding during the period.

  (b) Total returns would have been lower had certain expenses not been reduced.

  (c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

  *   Annualized

  **  Not annualized


                    18 - Scudder Greater Europe Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. The security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $668,349 (.56% of net assets) and has been noted in the investment portfolio as of October 31, 1996. Its value has been estimated by the Board of Directors in the absence of a readily ascertainable market value. However, because of the inherent uncertainty of valuation, this estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                    19 - Scudder Greater Europe Growth Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                    20 - Scudder Greater Europe Growth Fund

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $84,806,268 and $23,791,070, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended October 31, 1996, the Adviser did not impose a portion of its management fee amounting to $305,892, and the amount imposed amounted to $349,865.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged by SSC aggregated $177,772, of which $18,156 was unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged by STC aggregated $9,227, of which $1,722 was unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the year ended October 31, 1996, the amount charged by SFAC aggregated $66,529, of which $8,120 was unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $67,944.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                    21 - Scudder Greater Europe Growth Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Greater Europe Growth Fund, including the investment portfolio, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period October 10, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 19, 1996

                    22 - Scudder Greater Europe Growth Fund

                                Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1996.

The Fund paid distributions of $.025 per share from net long-term capital gains during its year ended October 31, 1996.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $64,992 as capital gain dividends for its taxable year ended October 31, 1996.

The Fund paid foreign taxes of $136,932 and the Fund recognized $481,714 of foreign source income during the taxable year ended October 31, 1996. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.02 per share of foreign taxes and $.07 of income from foreign sources as having been paid in the taxable year ended October 31, 1996.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                    23 - Scudder Greater Europe Growth Fund

                                    This Page
                                  intentionally
                                   left blank.



                     24 - Scudder Greater Europe Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.


                     25 - Scudder Greater Europe Growth Fund

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------

  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     26 - Scudder Greater Europe Growth Fund

                             How to Contact Scudder


Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center
                near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                     27 - Scudder Greater Europe Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.





This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

Scudder
Emerging Markets
Growth Fund


Annual Report
October 31, 1996


Pure No-Load(TM) Funds


A fund designed to seek long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


Scudder (logo)

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Portfolio Summary
   5  Portfolio Management Discussion
   8  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief



o For the period of nearly six months beginning with the Fund's inception on May 8, 1996 and ending October 31, 1996, Scudder Emerging Markets Growth Fund provided a strong total return of 7.08%.


o The outlook for Central Europe continues to be bright. We believe the region's transition from command to free market economies presents an outstanding investment opportunity.

o The rate of growth in emerging Asia is slowing. The region is transitioning away from mercantilist economic models, which may lead to a period of lackluster performance in those markets.

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to welcome you as an investor in Scudder Emerging Markets Growth Fund and to present the first annual report for the Fund, covering the abbreviated fiscal year which began with the commencement of operations on May 8, 1996 and ended October 31, 1996. Going forward, you can expect to receive semiannual updates on the Fund's investments and strategy, with the next report covering the six-month period ending April 30, 1997.

     As detailed in the management discussion that follows, Scudder Emerging Markets Growth Fund provided a total return of 7.08% for the period of roughly six months covered by this report, comparing very favorably to the aggregate performance of emerging markets. Going forward, we expect the higher growth rates of many emerging market economies to attract increasing investor interest as the U.S. economy slows, supporting a positive outlook. Scudder Emerging Markets Growth Fund will continue to be appropriate for investors seeking broad exposure to the equity markets of developing countries as part of a diversified portfolio.

     Finally, to update those of you who like to stay informed about new funds from Scudder, we introduced two new equity funds in September. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Emerging Markets Growth Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund

PORTFOLIO SUMMARY as of OCTOBER 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Latin America             31%
Europe                    29%
Pacific Basin             22%
Africa                    11%
U.S.& Canada               5%
Other                      2%
--------------------------------------
                         100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund has emphasized the emerging markets of Central
Europe while underweighting the Pacific Basin.
--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Financial                  23%
Manufacturing              14%
Consumer Staples           12%
Metals & Minerals          11%
Construction                8%
Consumer Discretionary      7%
Energy                      5%
Health                      4%
Communications              4%
Other                      12%
---------------------------------------------
                          100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Finance, Manufacturing, and Consumer Staples stocks are well-represented among Fund holdings.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% of portfolio)
--------------------------------------------------------------------------
1. WIELKOPOLSKI BANK KREDYTOWY S.A.
   Commercial bank in Poland

2. ZAGREBACKA BANKA
   Commercial banking in Croatia

3. BANK PRZEMYSLOWO HANDLOWY
   Bank in Poland

4. MINAS BUENAVENTURA SA
   Mining company in Peru

5. C&P HOMES, INC.
   Home construction company in Philippines

6. PLIVA D.D.
   Pharmaceutical company in Croatia

7. MONDRAGON INTERNATIONAL PHILIPPINES, INC.
   Wholesale and direct selling of consumer products and resort management

8. COMPUTERLAND POLAND S.A.
   Provider of computer services and systems

9. PETROLEO BRASILEIRO S/A
   Petroleum company

10.DMCI HOLDINGS, INC.
   Construction and property development company in Philippines


Central European bank stocks are among the Fund's top holding
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         Portfolio Management Discussion


Dear Shareholders,

For the period of nearly six months beginning with the Fund's inception on May 8, 1996 and ending October 31, 1996, Scudder Emerging Markets Growth Fund provided a total return of 7.08%. Adjusted for the 2% redemption fee assessed on shares held less than one year, the Fund's total return was 4.94% for the period. For purposes of rough comparison, the unmanaged MSCI Emerging Markets Free Index returned a negative 6.03% between April 30, 1996 and the end of October.

                Country Weightings Key to Portfolio Performance

Poland and Egypt contributed strongly on the positive side to the Fund's outperformance versus the benchmark Index over the period. Our 16.9% weight in Poland versus 0.5% in the Index benefited the Fund greatly. The Fund also carried over a 6% weight in Egypt, a country not presently in the Index. The Egyptian holdings in the Fund appreciated sharply over the period.

Over a period when the Index lost 6%, avoiding the major downdrafts was key to the Fund's outperformance. India, 6.4% of the Index, plunged; we held nothing there. Korea fell sharply as well; being nearly out of that market was helpful. The same holds true for Thailand. Finally, avoiding South Africa (11% of the Index) continues to help the portfolio as the plunge in the Rand and deteriorating fundamentals have made it very hard to make money there this year.


Of course, our country decisions over the period weren't perfect. Most notably, our persistence in staying overweighted in Indonesia hurt us. Political disturbances spooked the Indonesian market, and our stock selection within the country further hurt Fund performance. We have concluded that Mr. Suharto's advancing age and decades-long tenure in office bring us close enough to the end of an era that political risk is escalating. The citizens' desire for democracy is becoming apparent. Notwithstanding the attractive valuations carried by some excellent companies, political issues will likely unsettle the market. We are therefore moving to a somewhat underweight position in Indonesia.


                             Market Outlook: Central
                                 Europe Favored
                               over Emerging Asia

Recent aggregate declines in emerging markets obscure a number of underlying trends. The investment outlook for Central Europe continues to be bright while emerging Asia has become less attractive. We believe Central Europe is only mid-way through a process that will lead to a risk profile closer to Western Europe's, as well as a move up to valuation levels found in Latin and Asian emerging markets. As we believe the region's transition from command to free market economies presents an outstanding investment opportunity, we continue to shift the portfolio weightings to capture it. Currently, 27% of portfolio assets are invested in Central Europe, well above the region's 4% representation in the MSCI Emerging Markets Free Index.

We have just returned from a trip to Asia, where we saw fresh evidence of the structural impediments which are in the process of slowing emerging Asia's rate of growth. A transition away from mercantilist economic models will be forced by the region's past over-investment in key exporting industries and by currency rigidities which have caused a decade of accumulated distortions. We see emerging Asia in the process of slowing from historic growth rates of 8-10% to a more sustainable 5-6%. The transition will yield several years of pain or at least dull markets, but in the end Asia will still likely have the highest sustainable growth in the world. While the Fund's Asian exposure is significantly underweighted at 22%, we are confident we will be shifting portfolio assets back to the region some day.

The Philippines remains a glorious exception to Asia's doldrums. Our trip provided encouraging evidence that the much needed tax reform program has a good chance of being enacted. The reform proposal represents a massive overhaul which will greatly broaden the now pitifully tiny tax base. It will make for a fairer system and -- crucially -- one that will stabilize the fiscal situation and enable much more investment in needed infrastructure. If the Philippines' young democracy can enact this huge change in the face of powerful vested interests (who stand to lose considerably) it will not only be a great victory for the country, but will broadly challenge the conventional wisdom that only dictators can push through difficult economic and social reforms in emerging markets.

Philippine GDP growth is accelerating gently, the proverbial "tide that lifts all boats". The Central Bank is maintaining tight monetary policy and we came away unconcerned that an asset bubble or other ills of overheating are on the horizon.

Finally, with respect to Latin America (31% of assets), we see the fundamentals and valuations as still attractive in select markets. We expect the region to be a positive contributor to performance going forward.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE:

                    Region Weightings: (October 31, 1996)
                    Scudder Emerging Markets Growth Fund vs.
                    MSCI Emerging Markets Free Index

     BAR CHART DATA:
                       Scudder Emerging Markets    MSCI Emerging Markets
                       Growth Fund                 Free Index
                       ------------------------    ---------------------
 Asia                        22%                           51%

 Latin America               31                            30

 Central Europe              27                             4

 Middle East/Africa          14                            15

 Other                        6                             0

We remain bullish on many of the world's emerging markets, and we see a generally benign environment for this asset class going forward. The biggest threat to emerging market performance would be a reduction in global liquidity. We do not believe the U.S. Federal Reserve is likely to raise rates much, if at all, and expect 1997 to bring a softening in U.S. growth which will keep liquidity for financial assets supportive. As U.S. growth slows, the high earnings growth produced by many emerging markets should prove all the more attractive to investors.

Scudder Emerging Markets Growth Fund will continue to provide broad-based exposure to the opportunities for capital appreciation presented by the equity markets of developing countries. Thank you for your investment in the Fund.

Sincerely,

Your Portfolio Management Team

/s/Joyce E. Cornell        /s/Elizabeth Allan
Joyce E. Cornell           Elizabeth Allan

/s/Tara C. Kenney
Tara C. Kenney

                            Scudder Emerging Markets
                          Growth Fund: A Team Approach
                                  to Investing

  Scudder Emerging Markets Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Joyce E. Cornell, Portfolio Manager, has focused on stock selection since 1993. Joyce, who has nine years of investment experience as a research analyst, joined Scudder in 1991. Elizabeth Allan has been a portfolio manager at Scudder since 1991 and joined the firm in 1987. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Tara, who joined Scudder in 1995, has ten years of financial industry experience.

                               INVESTMENT PORTFOLIO as of October 31, 1996

                                                                                              PRINCIPAL      MARKET
                                                                                              AMOUNT($)      VALUE($)
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 2.3%
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
 repurchased at $1,777,272 on 11/1/96, collateralized by a $1,606,000 U.S. Treasury Note,                    ---------
 9.125%, 5/15/99 (Cost $1,777,000) .........................................................   1,777,000     1,777,000
                                                                                                             ---------

SHORT TERM NOTES 2.6%
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Discount Note, 11/1/96 (Cost $2,000,000) ............................   2,000,000     2,000,000
                                                                                                             ---------
                                                                                                 SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.1%
ARGENTINA 4.8%
Astra CAPSA (Petroleum company) ............................................................     115,800       208,470
Banco Frances del Rio de la Plata (ADR) (Commercial and private bank) ......................       3,700        97,125
Banco de Galicia y Buenos Aires "B" (Commercial and private bank) ..........................      96,778       444,278
Banco de Galicia y Buenos Aires "B" Rights* (expiration 11/4/96) ...........................      96,778            97
Banco de Galicia y Buenos Aires (ADR) ......................................................      15,572       282,243
Compania Interamericana de Automoviles S.A.* (Automobile manufacturer) .....................      51,250       229,634
Cresud S.A. Comercial* (Agricultural company dealing in cattle and grains) .................     580,723     1,039,650
Inversiones y Representaciones SA (Real estate developer) ..................................     150,100       459,375
Perez Companc S.A. "B" (Industrial conglomerate) ...........................................      94,600       600,800
Sevel Argentina SA "C"* (Automobile and truck manufacturer) ................................     140,000       347,252
                                                                                                             ---------
                                                                                                             3,708,924
                                                                                                             ---------

AUSTRALIA 0.7%
Orogen Minerals* (GDR) (Holding company involved in gold mining and oil development
 in New Guinea) ............................................................................      34,500       546,377
                                                                                                             ---------

BOLIVIA 0.5%
Compania Boliviana de Energia S.A.(Electric utility) .......................................       9,400       397,150
                                                                                                             ---------

BOTSWANA 0.1%
Sechaba Investment Trust Co.* (Investment Co.) .............................................     135,000        93,488
                                                                                                             ---------

BRAZIL 11.3%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ............................      67,700       541,600
Centrais Eletricas de Santa Catarina S.A. "B"* (pfd.) (Electric power distributor) .........     156,215       132,283
Centrais Electricas de Santa Catarina S.A. (GDR) ...........................................       3,700       310,800
Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Electric utility) ..........................     950,000       307,913
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) .................     814,000       503,105
Companhia Siderurgica Paulista "B"* (pfd.) (Steel producer) ................................     925,000       702,258
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..................      32,300       663,354


    The accompanying notes are an integral part of the financial statements.


                   8 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Industrias Klabin de Papel e Celulose S/A (pfd.) (Producer of papers and paper products,
 newsprint, and cardboard boxes) ...........................................................      378,000      375,277
Lojas Renner S.A. (pfd.) (Specialty retailer of apparel, cosmetics, electronics, household
 appliances and furniture) .................................................................   11,700,000      626,338
Multicanal Participacoes S.A.* (ADR) (Operator of cable television systems) ................       57,000      798,000
Petroleo Brasileiro S/A (pfd.) (Petroleum company) .........................................    9,085,000    1,176,080
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) .......................        5,200      387,400
Telecomunicacoes Brasileiras S.A. ..........................................................    9,200,000      560,561
Telecomunicacoes de Minas Gerais "B" (pfd.) (Telecommunication services) ...................    1,655,000      184,766
Telecomunicacoes de Minas Gerais (voting) ..................................................       15,530        1,859
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) .....................    1,060,000      193,965
Telecomunicacoes do Parana S/A (pfd.) (Telecommunication services) .........................      975,000      445,080
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and electrolytic
 galvanized products) ......................................................................  753,000,000      791,551
                                                                                                             ---------
                                                                                                             8,702,190
                                                                                                             ---------

CANADA 2.1%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and tungsten in
 South America) ............................................................................      247,600      784,742
Kazakhstan Minerals Corp.* (Mining and exploring of copper, gold, and other minerals
 in Kazakhstan) ............................................................................       41,500      280,125
Ourominas Minerals Inc.* (Gold exploration in Brazil) ......................................      167,000      541,743
                                                                                                             ---------
                                                                                                             1,606,610
                                                                                                             ---------

CHILE 3.4%
Laboratorio Chile S.A. (ADR)(Manufacturer and distributor of off-patent pharmaceutical
 products) .................................................................................       12,800      203,200
Madeco, SA (ADR) (Manufacturer of copper and aluminum products for various industrial and
 consumer uses) ............................................................................       21,900      525,600
Santa Isabel S.A. (ADR) (Supermarket chain) ................................................       15,900      447,188
Sociedad Quimica y Minera de Chile SA (ADR) (Producer of fertilizer, iodine and industrial
 chemicals) ................................................................................        9,400      540,500
Vina Concha y Toro SA (ADR) (Wine producer) ................................................       46,500      930,000
                                                                                                             ---------
                                                                                                             2,646,488
                                                                                                             ---------

CROATIA 3.5%
Pliva D.D.* (GDR) (Pharmaceutical company) .................................................       25,500    1,255,875
Zagrebacka Banka* (GDR) (Commercial banking) ...............................................       73,700    1,427,938
                                                                                                             ---------
                                                                                                             2,683,813
                                                                                                             ---------

EGYPT 6.3%
Commercial International Bank (Commercial bank) ............................................        1,550      203,094


    The accompanying notes are an integral part of the financial statements.


                   9 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Commercial International Bank (GDR) .........................................................     47,200       684,400
Eastern Tobacco Company (Maker of tobacco products) .........................................     49,160       694,017
Egypt Financial & Industrial Co.* (Fertilizer producer) .....................................      2,550        45,750
Egyptian Starch & Glucose Co. (Food producer) ...............................................      5,000        57,058
Madinet Nasser City Housing Co.* (Real estate development company) ..........................     12,125       713,229
Misr International Bank (Bank) ..............................................................      3,485       379,267
North Cairo Mills, Ltd. (Textile manufacturer) ..............................................     18,200       588,818
Paints & Chemical Industries, Ltd. (Producer of paints and chemicals) .......................        792       200,328
Suez Cement Co. (Cement producer) ...........................................................     18,925       267,675
Torrah Portland Cement Co. (Cement producer) ................................................     56,060       997,529
                                                                                                             ---------
                                                                                                             4,831,165
                                                                                                             ---------

GHANA 0.7%
Ashanti Goldfields Co., Ltd.* (Leading gold producer) (b) ...................................     10,177       153,571
Ashanti Goldfields Co., Ltd.* (Preference shares) (b) .......................................     10,177        27,071
Ashanti Goldfields Co., Ltd. (GDR) ..........................................................     19,000       311,125
                                                                                                             ---------
                                                                                                               491,767
                                                                                                             ---------

GREECE 0.3%
Ergo Bank S.A. (Commercial bank) ............................................................      3,400       199,525
                                                                                                             ---------

HONG KONG 0.8%
Sinocan Holdings Ltd. (Manufacturer of three-piece cans for beverage and food
 industries) ................................................................................  1,351,000       642,110
                                                                                                             ---------

HUNGARY 4.1%
EGIS (Developer and manufacturer of pharmaceutical products) ................................     13,100       807,950
Graboplast (Producer of home improvement materials, artificial leather and book bindings) ...     32,629       999,383
Inter-Europa Bank (Commercial bank) .........................................................        900       222,959
Pannonplast (Manufacturer of plastic products from PVC, polypropylene, polyethylene
 and other raw materials) ...................................................................     21,100       689,711
Pick Szeged (Ordinary) (Sausage manufacturer) ...............................................     10,000       450,421
                                                                                                             ---------
                                                                                                             3,170,424
                                                                                                             ---------

INDONESIA 2.8%
Ciputra Development Co. (Foreign registered) (Developer of office properties, shipping and
 commercial centers, industrial properties and sports facilities) ...........................    140,000       102,201
Darya Varia Laboratoria (Foreign registered) (Producer of medicines and pharmaceuticals) ....    133,000       199,893
HM Sampoerna (Foreign registered) (Tobacco company) .........................................     84,500       785,582
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ...................  1,189,180       931,939
Panin Bank (Foreign registered) (Bank) ......................................................    105,000       104,831
                                                                                                             ---------
                                                                                                             2,124,446
                                                                                                             ---------


    The accompanying notes are an integral part of the financial statements.


                   10 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

ISRAEL 0.7%
Check Point Software Technologies Ltd.* (Developer of network security software) ...........    19,000         522,500
                                                                                                             ---------

JORDAN 0.4%
Arab Potash Co.* (Salts and chemicals extraction) (b) ......................................    14,000         110,461
Jordan Cement Factories* (Cement producer) (b) .............................................    37,675         176,763
                                                                                                             ---------
                                                                                                               287,224
                                                                                                             ---------

KOREA 1.4%
Chosun Brewery Co., Ltd.* (Brewery) ........................................................    31,320         833,936
Korea Electric Power Co. (Electric utility) ................................................     8,100         238,221
                                                                                                             ---------
                                                                                                             1,072,157
                                                                                                             ---------

MALAYSIA 2.7%
ACP Industries Bhd. (Manufacturer of various precast concrete products and thermoplastic
 roadmarking materials) ....................................................................    30,000         197,111
AMMB Holdings Bhd. (Holding company for Arab Malaysian Merchant Bank Bhd. which provides
 financial, insurance and investment services) .............................................    46,000         247,615
Crest Petroleum Bhd.* (Investment company involved in various oilfield services) ...........    19,200          63,835
Hong Leong Credit Bhd. (Investment holding company involved in financing, money market
 dealings, investment trading, fund management) ............................................    44,000         243,816
IOI Corporation Bhd. (Processor of oil palm, rubber and cocoa) .............................   170,000         267,801
New Straits Times Press Bhd. (Newspaper publisher and property developer) ..................    39,000         205,304
SAP Holdings Bhd. (Property developer) .....................................................   191,000         831,585
                                                                                                             ---------
                                                                                                             2,057,067
                                                                                                             ---------

MEXICO 1.8%
Industrias Penoles S.A. (Exploration and marketing of minerals and non-ferrous metals
 such as lead, zinc and silver) ............................................................   207,100         822,726
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ....................    19,100         582,550
                                                                                                             ---------
                                                                                                             1,405,276
                                                                                                             ---------

MOROCCO 1.3%
Omnium Nord Africaine (Conglomerate) .......................................................    11,200         644,864
Societe Nationale d'Investissements "V" (Conglomerate, various joint ventures) .............     5,300         341,778
                                                                                                             ---------
                                                                                                               986,642
                                                                                                             ---------

OMAN 1.0%
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle East) .........    70,300         764,513
                                                                                                             ---------

PERU 8.2%
CPT Telefonica del Peru S.A. (ADR) (Telecommunication services) ............................    14,100         290,813
Cementos Lima S.A. "T" (Cement producer) ...................................................    50,000         681,897
Cementos Norte Pasasmayo SA (Cement producer) (b) ..........................................    38,472          55,120


    The accompanying notes are an integral part of the financial statements.


                   11 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Cerveceria Backus & Johnston S.A. "T" (Brewery) ............................................     315,800       317,940
Compania Peruana de Telefonos S.A. "B" (Public and cellular telephone services) ............     120,000       253,708
Credicorp Ltd (Holding company providing a full range of financial services) ...............      19,200       336,000
Edegel SA (Electric power utility) .........................................................   1,463,601       787,766
Talleres Moyopampa S.A. "B" (Electric power utility) .......................................       1,166           867
Enrique Ferreyros y Cia. (Machinery manufacturer) ..........................................     719,751       707,906
Minas Buenaventura SA "A" (Mining company) .................................................     168,600     1,307,670
Minas Buenaventura SA* (ADR) (Mining company) ..............................................       2,300        38,525
Minsur S.A. "T" (Tin mining company) .......................................................      61,700       553,090
Consorcio Alimertos Fabril Pacifico* (Food producer) .......................................     669,413       977,226
                                                                                                             ---------
                                                                                                             6,308,528
                                                                                                             ---------

PHILIPPINES 10.5%
Ayala Corp. "B" (Industrial conglomerate) ..................................................     336,000       319,635
C & P Homes, Inc. (Home construction company) ..............................................   2,885,000     1,317,352
DMCI Holdings, Inc.* (Construction and property development company) .......................   1,615,000     1,167,618
Empire East Land Holdings, Inc.* (Property developer for low to middle income markets) .....   1,025,000       497,289
Filinvest Development Corp.* (Developer of real estate properties) .........................      58,000        21,629
HI Cement Corp.* (Manufactures two kinds of cement: portland cement and pozzolan cement) ...     900,000       277,397
International Container Terminal Services, Inc.* (Containerized cargo handling firm) .......   1,279,000       839,526
Ionics Circuit Inc.* (Manufacturer of electronic components) ...............................     150,000        97,032
Manila Electric Co. "B" (Electric utility) .................................................      48,100       353,246
Metropolitan Bank and Trust Company (Commercial bank and trust company) ....................      37,525       828,177
Mondragon International Philippines, Inc.* (Wholesale and direct selling of consumer
 products and resort management ............................................................   2,253,000     1,243,094
Philippine Savings Bank* (Bank) ............................................................     230,000       498,858
Republic Glass Holdings Corp. (Maker of glass products for passenger cars and light
 commercial vehicles) ......................................................................   1,228,800       238,466
SM Prime Holdings Corp. (Leader in commercial center operations) ...........................     810,000       172,603
William Gothong & Aboitiz* (Inter-island passenger and cargo liner services) (b) ...........     658,000       142,717
                                                                                                             ---------
                                                                                                             8,014,639
                                                                                                             ---------

POLAND 16.9%
Bank Przemyslowo Handlowy (Bank) ...........................................................      19,498     1,352,486
Bank Rozwoju Eksportu SA (Export bank) .....................................................      28,700       852,465
Bank Slaski SA (Bank) ......................................................................      10,600       980,364
Bydgoska Fabryka Kabli SA (Manufacturer of cables, wires and insulating materials) .........     161,500     1,125,996
ComputerLand Poland S.A.* (Provider of computer services and systems) ......................      65,500     1,199,932
Debica SA "A"* (Tire manufacturer) .........................................................      31,400       636,668


    The accompanying notes are an integral part of the financial statements.

                   12 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Elektrim Spolka Akcyjna SA (Manufacturer of power equipment, electrical machinery
 and apparatus) ............................................................................    67,800         578,828
Krosno S.A. (Manufacturer of wide range of glassware) ......................................    39,800         750,356
Kutnowskie Zaklady Farmaceutyczne Polfa S.A. "A"* (Producer of pharmaceuticals,
 veterinary medicines, food components) ....................................................    27,700         807,982
Mostostal Zabrze Holding SA (Construction company) .........................................   136,500         558,391
Polifarb Wroclaw SA (Chemical producer) ....................................................   149,000         662,528
Polish Privatization Vouchers (Exchangeable into shares of National Investment
 Funds) ....................................................................................    12,000         614,684
STALEXPORT S.A. "A"* (Importer/exporter of machinery and equipment, raw materials,
 metallurgical products) ...................................................................     5,000          63,140
Wielkopolski Bank Kredytowy S.A. (Commercial bank) .........................................   309,600       1,927,291
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and products) ........    11,400         892,146
                                                                                                            ----------
                                                                                                            13,003,257
                                                                                                            ----------

PORTUGAL 1.3%
Cimentos de Portugal SA (Manufacturer of cement, ready mix concrete and aggregates) ........    34,100         716,757
Portugal Telecom SA (Telecommunication services) ...........................................    11,800         306,854
                                                                                                            ----------
                                                                                                             1,023,611
                                                                                                            ----------

SWITZERLAND 1.0%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .................................       715         495,702
Phoenix Mecano AG (Bearer) (Manufacturer of hospital beds) .................................       550         270,185
                                                                                                            ----------
                                                                                                               765,887
                                                                                                            ----------

TAIWAN 0.6%
Far Eastern Department Stores Ltd. (Department store chain) ................................   365,000         475,799
Far Eastern Department Stores Ltd. Rights* (b) (expiration 11/18/96) .......................    24,455           6,127
                                                                                                            ----------
                                                                                                               481,926
                                                                                                            ----------

THAILAND 1.4%
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum refinery) .........    45,000         645,756
Siam Makro Co., Ltd. (Foreign registered) (Food supermarket chain) .........................    99,000         423,094
                                                                                                            ----------
                                                                                                             1,068,850
                                                                                                            ----------

UNITED STATES 1.7%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production in Venezuela)....    41,100       1,006,950
Pioneer Group Inc. (Fund management company owning major gold producer in Ghana) ...........    11,300         271,200
                                                                                                            ----------
                                                                                                             1,278,150
                                                                                                            ----------

ZIMBABWE 2.8%
Delta Corp. (Brewery) ......................................................................    90,873         282,360
Meikles Africa Ltd.* (GDR) (Hotel operator) ................................................   756,400       1,021,140


    The accompanying notes are an integral part of the financial statements.


                   13 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Wankie Colliery Co., Ltd. (Operator of coal mining activities at Hwange, Zimbabwe) .........   1,270,000       418,530
Zimbabwe Sun (Operator of hotels and other tourist facilities) .............................   1,180,847       455,861
                                                                                                            ----------
                                                                                                             2,177,891
----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,451,083)                                                                      73,062,595
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $75,228,083)(a)                                                  76,839,595
----------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $75,541,967. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,297,628. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,117,217 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
     $2,819,589.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996 aggregated $798,067. See Note A of the Notes to Financial Statements.

   * Non-income producing security.

     Sector breakdown of the Fund's equity securities is noted on page 4.





    The accompanying notes are an integral part of the financial statements.


                   14 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                        FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities

                                 as of October 31, 1996

ASSETS
-----------------------------------------------------------------------------------------------------
               Investments, at market (identified cost $75,228,083) (Note A) ..........   $76,839,595
               Cash ...................................................................         2,222
               Foreign currency, at value, (cost $422,234) ............................       422,125
               Receivable for investments sold ........................................       146,112
               Dividends and interest receivable ......................................        29,488
               Receivable for Fund shares sold ........................................     1,118,956
               Foreign taxes recoverable ..............................................         2,184
               Deferred organization expenses (Note A) ................................        27,556
                                                                                          -----------
               Total assets ...........................................................    78,588,238
LIABILITIES
-----------------------------------------------------------------------------------------------------
               Payable for investments purchased ......................................     2,566,881
               Payable for Fund shares redeemed .......................................        42,024
               Accrued expenses and other payables ....................................       185,640
                                                                                          -----------
               Total liabilities ......................................................     2,794,545
               --------------------------------------------------------------------------------------
               NET ASSETS, AT MARKET VALUE                                                $75,793,693
               --------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
               Net assets consist of:
               Accumulated net investment loss ........................................   $  (124,716)
               Unrealized appreciation (depreciation) on:
                    Investment securities .............................................     1,611,512
                    Foreign currency related transactions .............................        (1,478)
               Accumulated net realized loss ..........................................      (518,900)
               Paid-in capital ........................................................    74,827,275
               --------------------------------------------------------------------------------------
               NET ASSETS, AT MARKET VALUE                                                $75,793,693
               --------------------------------------------------------------------------------------
NET ASSET VALUE
               NET ASSET VALUE, offering and redemption (Note A) price per share
                ($75,793,693/5,896,839 shares of capital stock outstanding, $.01
                par value, 100,000,000 shares authorized) .............................        $12.85


    The accompanying notes are an integral part of the financial statements.


                   15 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                       Statement of Operations

                                     for the period May 8, 1996

                          (commencement of operations) to October 31, 1996


INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
               Income:
               Dividends (net of foreign taxes withheld of $24,157) ..................    $  184,752
               Interest ..............................................................       106,704
                                                                                          ----------
                                                                                             291,456
                                                                                          ----------
               Expenses:
               Management fee (Note C) ...............................................       215,973
               Custodian and accounting fees (Note C) ................................       191,714
               Services to shareholders (Note C) .....................................        89,666
               Directors' fees and expenses (Note C) .................................        36,072
               Registration fees .....................................................        58,513
               Auditing ..............................................................        27,750
               Reports to shareholders ...............................................        18,307
               Legal .................................................................         8,354
               Amortization of organization expense (Note A) .........................         2,944
               Other .................................................................         6,878
                                                                                          ----------
               Total expenses before reductions ......................................       656,171
               Expense reductions (Note C) ...........................................      (309,636)
                                                                                          ----------
               Expenses, net .........................................................       346,535
               -------------------------------------------------------------------------------------
               NET INVESTMENT LOSS                                                           (55,079)
               -------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
               Net realized loss from:
               Investments ...........................................................      (518,900)
               Foreign currency related transactions .................................       (96,473)
                                                                                          ----------
                                                                                            (615,373)
                                                                                          ----------
               Net unrealized appreciation (depreciation) during the period on:
               Investments ...........................................................     1,611,512
               Foreign currency related transactions .................................        (1,478)
                                                                                          ----------
                                                                                           1,610,034
                                                                                          ----------
               Net gain on investment transactions ...................................       994,661
               -------------------------------------------------------------------------------------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  939,582
               -------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.


                   16 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                 Statement of Changes in Net Assets

                                                                                       FOR THE PERIOD
                                                                                         MAY 8, 1996
                                                                                        (COMMENCEMENT
                                                                                        OF OPERATIONS
INCREASE (DECREASE) IN NET ASSETS                                                        OCTOBER 31,
                                                                                            1996)
-----------------------------------------------------------------------------------------------------
               Operations:
               Net investment loss ...................................................    $  (55,079)
               Net realized loss .....................................................      (615,373)
               Net unrealized appreciation on investment transactions during the
                period ...............................................................      1,610,034
                                                                                          -----------
               Net increase in net assets resulting from operations ..................        939,582
                                                                                          -----------
               Fund share transactions:
               Proceeds from shares sold .............................................     76,964,590
               Cost of shares redeemed ...............................................     (2,135,475)
               Redemption fees (Note A) ..............................................         23,796
                                                                                          -----------
               Net increase in net assets from Fund share transactions ...............     74,852,911
                                                                                          -----------
               Increase in net assets ................................................     75,792,493
               Net assets at beginning of period .....................................          1,200
               NET ASSETS AT END OF PERIOD (including accumulated net investment          -----------
                loss of $124,716) ....................................................    $75,793,693
                                                                                          -----------

OTHER INFORMATION
-----------------------------------------------------------------------------------------------------
               INCREASE (DECREASE) IN FUND SHARES
               Shares outstanding at beginning of period .............................            100
                                                                                          -----------
               Shares sold ...........................................................      6,064,272
               Shares redeemed .......................................................       (167,533)
                                                                                          -----------
               Net increase in Fund shares ...........................................      5,896,739
                                                                                          -----------
               Shares outstanding at end of period ...................................      5,896,839
                                                                                          -----------


    The accompanying notes are an integral part of the financial statements.

                   17 -- SCUDDER EMERGING MARKETS GROWTH FUND

                             FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                 FOR THE PERIOD
                                                                                   MAY 8, 1996
                                                                                 (COMMENCEMENT)
                                                                                OF OPERATIONS) TO
                                                                                   OCTOBER 31,
                                                                                       1996
-------------------------------------------------------------------------------------------------
                                                                                     ------
Net asset value, beginning of period ......................................          $12.00
                                                                                     ------
Income from investment operations:
Net investment loss .......................................................            (.02)
Net realized and unrealized gain on investments ...........................             .86
                                                                                     ------
Total from investment operations ..........................................             .84
                                                                                     ------
Redemption fees (Note A) ..................................................             .01
                                                                                     ------
Net asset value, end of period ............................................          $12.85
                                                                                     ------
-------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C) .......................................................            7.08(d)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ....................................              76
Ratio of operating expenses, net to average daily net assets (%) ..........            2.00*
Ratio of operating expenses before expense reductions, to average daily net
 assets (%) ...............................................................            3.79*
Ratio of net investment loss to average daily net assets (%) ..............            (.32)*
Portfolio turnover rate (%) ...............................................            19.5*
Average commission rate paid (b) ..........................................          $.0006

(a)  Based on monthly average of shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Total return is higher due to maintenance of the Fund's expenses.
(d)  Total return does not reflect the effect of the 2% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                   18 -- SCUDDER EMERGING MARKETS GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $671,830 (0.9% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                   19 -- SCUDDER EMERGING MARKETS GROWTH FUND

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carry forward of approximately $481,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.



                   20 -- SCUDDER EMERGING MARKETS GROWTH FUND

                      B. PURCHASES AND SALES OF SECURITIES

For the period May 8, 1996 (commencement of operations) to October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $75,729,996 and $3,760,013, respectively.

                               C. RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until June 30, 1997 in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the Adviser did not impose any of its management fee amounting to $215,973.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $65,697 charged to the Fund by SSC for the period May 8, 1996 (commencement of operations) to October 31, 1996 and the amount not imposed amounted to $58,166, of which $7,531 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the amount charged to the Fund by STC aggregated $1,553 and the amount not imposed amounted to $1,375.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the amount charged to the Fund by SFAC aggregated $38,540 and the amount not imposed amounted to $34,122, of which $4,418 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period May 8, 1996 (commencement of operations) to October 31, 1996, Directors' fees aggregated $36,072.


                   21 -- SCUDDER EMERGING MARKETS GROWTH FUND

                        D. INVESTING IN EMERGING MARKETS

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.







                   22 -- SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF INTERNATIONAL FUND, INC. AND THE SHAREHOLDERS OF SCUDDER EMERGING MARKETS GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Growth Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 8, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 5, 1996


--------------------------------------------------------------------------------


                   23 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                    This Page
                                  intentionally
                                   left blank.

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The
Metropolitan
Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director

Dr. Gordon Shillinglaw
Director; Professor Emeritus of
Accounting, Columbia
University Graduate School of
Business

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

David S. Lee*
Vice President and Assistant
Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Kathryn L. Quirk*
Vice President and Assistant
Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary

                        *Scudder, Stevens & Clark, Inc.

                        Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------

Money Market
     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund

Tax Free Money Market+
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

Tax Free+
     Scudder California Tax Free Fund*
     Scudder High Yield Tax Free Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder Massachusetts Limited Term
          Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder Medium Term Tax Free Fund
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*

Growth and Income
     Scudder Balanced Fund
     Scudder Growth and Income Fund

Income
     Scudder Emerging Markets Income Fund
     Scudder Global Bond Fund
     Scudder GNMA Fund
     Scudder High Yield Bond Fund
     Scudder Income Fund
     Scudder International Bond Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund

Growth
     Scudder Capital Growth Fund
     Scudder Classic Growth Fund
     Scudder Development Fund
     Scudder Emerging Markets Growth Fund
     Scudder Global Discovery Fund
     Scudder Global Fund
     Scudder Gold Fund
     Scudder Greater Europe Growth Fund
     Scudder International Fund
     Scudder Latin America Fund
     Scudder Micro Cap Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund
     Scudder Small Company Value Fund
     Scudder 21st Century Growth Fund
     Scudder Value Fund
     The Japan Fund


Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------

     IRAs
     Keogh Plans
     Scudder Horizon Plan*+++ (a variable annuity)
     401(k) Plans
     403(b) Plans
     SEP-IRAs
     Profit Sharing and Money Purchase
          Pension Plans


Closed-End Funds#
--------------------------------------------------------------------------------

     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income  Opportunities
          Fund, Inc.


Institutional Cash Management
--------------------------------------------------------------------------------

     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                             How to Contact Scudder


Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 San Francisco
                   Chicago

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor. * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.



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